PIMCO Funds Prospectus Pacific Investment Management Series November 26, 2002 Share Classes ● Ins Institutional ● Adm Administrative

SHORT DURATION BOND FUNDS
Money Market Fund Short-Term Fund Low Duration Fund	Low Duration Fund II Low Duration Fund III

INTERMEDIATE DURATION BOND FUNDS
GNMA Fund Moderate Duration Fund Total Return Fund Total Return Fund II	Total Return Fund III Total Return Mortgage Fund Investment Grade Corporate Bond Fund High Yield Fund

LONG DURATION BOND FUNDS
Long-Term U.S. Government Fund

REAL RETURN FUNDS
Real Return Fund Real Return Fund II	Real Return Asset Fund CommodityRealReturn Strategy Fund

TAX EXEMPT BOND FUNDS
Short Duration Municipal Income Fund Municipal Bond Fund	California Intermediate Municipal Bond Fund California Municipal Bond Fund New York Municipal Bond Fund

INTERNATIONAL BOND FUNDS
Global Bond Fund Global Bond Fund II	Foreign Bond Fund Emerging Markets Bond Fund

BALANCED AND ASSET ALLOCATION FUNDS
Strategic Balanced Fund	All Asset Fund

CONVERTIBLE FUNDS
Convertible Fund	European Convertible Fund

EQUITY-RELATED FUNDS
StocksPLUS Fund	StocksPLUS Total Return Fund
This cover is not part of the Prospectus

PIMCO Funds Prospectus

PIMCO Funds:
Pacific Investment
Management Series

November 26, 2002

Share Classes
Institutional
and
Administrative

This prospectus describes 33 mutual funds offered by PIMCO Funds: Pacific Investment Management Series (the “Trust”). The Funds provide access to the professional investment advisory services offered by Pacific Investment Management Company LLC (“PIMCO”). As of September 30, 2002, PIMCO managed approximately $301.7 billion in assets. The firm’s institutional heritage is reflected in the PIMCO Funds offered in this prospectus.

This prospectus explains what you should know about the Funds before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

1	PIMCO Funds: Pacific Investment Management Series

Prospectus	2

Summary Information

The table below compares certain investment characteristics of the Funds. Other important characteristics are described in the individual Fund Summaries beginning on page 5. Following the table are certain key concepts which are used throughout the prospectus.
		Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)

Short Duration Bond Funds	Money Market	Money market instruments	≤ 90 days dollar- weighted average maturity	Min 95% Prime 1; ≤ 5% Prime 2	0%

	Short-Term	Money market instruments and short maturity fixed income securities	0-1 year	B to Aaa; max 10% below Baa	0-5%(3)

	Low Duration	Short maturity fixed income securities	1-3 years	B to Aaa; max 10% below Baa	0-20%(3)

	Low Duration II	Short maturity fixed income securities with quality and non-U.S. issuer restrictions	1-3 years	A to Aaa	0%

	Low Duration III	Short maturity fixed income securities with prohibitions on firms engaged in socially sensitive practices	1-3 years	B to Aaa; max 10% below Baa	0-20%(3)

Intermediate Duration Bond Funds	GNMA	Short and intermediate maturity mortgage-related fixed income securities issued by the Government National Mortgage Association	1-7 years	Baa to Aaa; max 10% below Aaa	0%

	Moderate Duration	Short and intermediate maturity fixed income securities	2-5 years	B to Aaa; max 10% below Baa	0-20%(3)

	Total Return	Intermediate maturity fixed income securities	3-6 years	B to Aaa; max 10% below Baa	0-20%(3)

	Total Return II	Intermediate maturity fixed income securities with quality and non-U.S. issuer restrictions	3-6 years	Baa to Aaa	0%

	Total Return III	Intermediate maturity fixed income securities with prohibitions on firms engaged in socially sensitive practices	3-6 years	B to Aaa; max 10% below Baa	0-20%(3)

	Total Return Mortgage	Short and intermediate maturity mortgage-related fixed income securities	1-7 years	Baa to Aaa; max 10% below Aaa	0%

	Investment Grade Corporate Bond	Corporate fixed income securities	3-7 years	B to Aaa; max 10% below Baa	0-20%(3)

	High Yield	Higher yielding fixed income securities	2-6 years	B to Aaa; min 80% below Baa	0-15%(4)

Long Duration Bond Funds	Long-Term U.S. Government	Long-term maturity fixed income securities	≥ 8 years	A to Aaa	0%

Real Return Funds	Real Return	Inflation-indexed fixed income securities	+/- 2 years of its Index	B to Aaa; max 10% below Baa	0-20%(3)

	Real Return II	Inflation-indexed fixed income securities	+/- 2 years of its Index	Baa to Aaa	0%

	Real Return Asset	Inflation-indexed fixed income securities	+/- 3 years of its Index	B to Aaa; max 20% below Baa	0-30%(3)

	CommodityRealReturn Strategy	Commodity-linked derivatives backed by a portfolio of inflation-indexed and other fixed income securities	0-10 years	B to Aaa; max 10% below Baa	0-20%(3)

Tax Exempt Bond Funds	Short Duration Municipal Income	Short to intermediate maturity municipal securities (exempt from federal income tax)	0-3 years	Baa to Aaa	0%

	Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal income tax)	3-10 years	Ba to Aaa; max 10% below Baa	0%

	California Intermediate Municipal Bond	Intermediate maturity municipal securities (exempt from federal and California income tax)	3-7 years	B to Aaa; max 10% below Baa	0%

	California Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal and California income tax)	3-12 years	B to Aaa; max 10% below Baa	0%

	New York Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal and New York income tax)	3-12 years	B to Aaa; max 10% below Baa	0%

International Bond Funds	Global Bond	U.S. and non-U.S. intermediate maturity fixed income securities	3-7 years	B to Aaa; max 10% below Baa	25-75%(5)

	Global Bond II	U.S. and hedged non-U.S. intermediate maturity fixed income securities	3-7 years	B to Aaa; max 10% below Baa	25-75%(5)

	Foreign Bond	Intermediate maturity hedged non-U.S. fixed income securities	3-7 years	B to Aaa; max 10% below Baa	≥ 80%(5)

	Emerging Markets Bond	Emerging market fixed income securities	0-8 years	Max 15% below B	≥ 80%(5)

Balanced and Asset Allocation Funds	Strategic Balanced	45-75% in the StocksPLUS Fund; 25-55% in the Total Return Fund	Average of Funds held(6)	Average of Funds held(6)	Average of Funds held(6)

	All Asset	Other PIMCO Funds	Average of Funds held(6)	Average of Funds held(6)	Average of Funds held(6)

Convertible Funds	Convertible	Convertible securities	N/A	Caa to Aaa; max 40% below Baa and 10% below B	0-20%(3)

	European Convertible	European convertible securities	N/A	B to Aaa; max 40% below Baa	≥ 80%(7)

Equity-Related Funds	StocksPLUS	S&P 500 stock index derivatives backed by a portfolio of short-term fixed-income securities	0-1 year	B to Aaa; max 10% below Baa	0-20%(3)

	StocksPLUS Total Return	S&P 500 stock index derivatives backed by a portfolio of short and intermediate maturity fixed-income securities	1-6 years	B to Aaa; max 10% below Baa	0-20%(3)

(1)	As rated by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Service (“S&P”), or if unrated, determined by PIMCO to be of comparable quality.
(2)
Each Fund (except the California Intermediate Municipal Bond, California Municipal Bond, Long-Term U.S. Government, Low Duration II, Municipal Bond, New York Municipal Bond, Short Duration Municipal Income and Total Return II Funds) may invest beyond these limits in U.S. dollar-denominated securities of non-U.S. issuers.

(3)	The percentage limitation relates to non-U.S. dollar-denominated securities.
(4)	The percentage limitation relates to euro-denominated securities.
(5)	The percentage limitation relates to securities of non-U.S. issuers denominated in any currency.
(6)	The Fund does not invest in securities directly, but in other PIMCO Funds.
(7)	The percentage limitation relates to convertible securities issued by, or convertible into, an issuer located in any European country.

3	PIMCO Funds: Pacific Investment Management Series

Summary Information (continued)

Fixed Income Instruments
The “Fixed Income Funds” are the California Intermediate Municipal Bond, California Municipal Bond, Emerging Markets Bond, Foreign Bond, Global Bond, Global Bond II, GNMA, High Yield, Investment Grade Corporate Bond, Long-Term U.S. Government, Low Duration, Low Duration II, Low Duration III, Moderate Duration, Money Market, Municipal Bond, New York Municipal Bond, Real Return, Real Return II, Real Return Asset, Short Duration Municipal Income, Short-Term, Total Return, Total Return II, Total Return III, and Total Return Mortgage Funds. Each Fixed Income Fund differs from the others primarily in the length of the Fund’s duration or the proportion of its investments in certain types of fixed income securities. Each Fixed Income Fund invests in “Fixed Income Instruments,” which as used in this prospectus includes:

•	securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”);
•	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
•	mortgage-backed and other asset-backed securities;
•	inflation-indexed bonds issued both by governments and corporations;
•	structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations;
•	delayed funding loans and revolving credit facilities;
•	bank certificates of deposit, fixed time deposits and bankers’ acceptances;
•	repurchase agreements and reverse repurchase agreements;
•	debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
•	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
•	obligations of international agencies or supranational entities.

Duration
Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.

Credit Ratings
In this prospectus, references are made to credit ratings of debt securities which measure an issuer’s expected ability to pay principal and interest over time. Credit ratings are determined by rating organizations, such as S&P or Moody’s. The following terms are generally used to describe the credit quality of debt securities depending on the security’s credit rating or, if unrated, credit quality as determined by PIMCO:

•	high quality
•	investment grade
•	below investment grade (“high yield securities” or “junk bonds”)

For a further description of credit ratings, see “Appendix A—Description of Securities Ratings.”

Fund Descriptions, Performance and Fees
The Funds provide a broad range of investment choices. The following summaries identify each Fund’s investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed “Summary of Principal Risks” describing principal risks of investing in the Funds begins after the Fund Summaries. Investors should be aware that the investments made by a Fund and the results achieved by a Fund at any given time are not expected to be the same as those made by other mutual funds for which PIMCO acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Funds.

It is possible to lose money on investments in the Funds.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

A Note on PIMCO Strategic Balanced and All Asset Funds
The All Asset Fund is intended for investors who prefer to have their asset allocation decisions made by professional money managers. The All Asset Fund may invest in any of the Funds described in this prospectus except the Strategic Balanced Fund. The Strategic Balanced Fund invests all of its assets in shares of the PIMCO StocksPLUS Fund and PIMCO Total Return Fund. The PIMCO Funds in which the All Asset and Strategic Balanced Funds invest are called Underlying Funds in this Prospectus.

Prospectus	4

PIMCO All Asset Fund	Ticker Symbols: N/A (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum real return, consistent with preservation of real capital and prudent investment management	Fund Focus Underlying PIMCO Funds Average Portfolio Duration Average of Funds held	Credit Quality Average of Funds held Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares of the Underlying Funds. The Fund invests its assets in shares of the Underlying Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, the Fund’s asset allocation sub-adviser, determines how the Fund allocates and reallocates its assets among the Underlying Funds. The asset allocation sub-adviser attempts to diversify the Fund’s assets broadly among the Underlying Funds. Please see the Fund Summaries of the Underlying Funds in this prospectus for information on their investment styles and primary investments.

The Fund may invest in any or all of the Underlying Funds, but will not normally invest in every Underlying Fund at any particular time. The Fund’s investment in a particular Underlying Fund normally will not exceed 50% of its total assets. The Fund’s combined investments in the StocksPLUS and StocksPLUS Total Return Funds normally will not exceed 50% of its total assets. In addition, the Fund’s combined investments in the Real Return, Real Return II, Real Return Asset and CommodityRealReturn Strategy Funds normally will not exceed 67% of its total assets. The Fund’s assets are not allocated according to a predetermined blend of shares of the Underlying Funds. Instead, when making allocation decisions among the Underlying Funds, the Fund’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. This data includes projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Fund’s asset allocation sub-adviser has the flexibility to reallocate the Fund’s assets among any or all of the Underlying Funds based on its ongoing analyses of the equity, fixed income and commodity markets, although these shifts are not expected to be large or frequent in nature.

The Fund is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds. The cost of investing in the Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, an investor will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to shareholders and may therefore increase the amount of taxes payable by shareholders. In addition to the Underlying Funds, the Fund may invest in additional PIMCO Funds created in the future at the discretion of PIMCO and without shareholder approval.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect the net asset value, yield and total return of the Fund are:

• Allocation Risk	• Underlying Fund Risk

Among the principal risks of investing in the Underlying Funds, and consequently the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield • Market Risk • Issuer Risk • Derivatives Risk	• Currency Risk • Liquidity Risk • Issuer Non-Diversification Risk • Foreign Investment Risk • European Concentration Risk • Emerging Markets Risk	• Leveraging Risk • Management Risk • Mortgage Risk • Smaller Company Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks associated with the Underlying Funds and an investment in the Fund.

Performance Information
The Fund does not have a full calendar year of performance. Thus, no bar chart or annual returns table is included for the Fund.

5	PIMCO Funds: Pacific Investment Management Series

PIMCO All Asset Fund (continued)

Fees and Expenses of the Fund
These tables describe the fees and expenses (including Underlying Fund fees) you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Underlying Fund Expenses(2)	Total Annual Fund Operating Expenses	Expense Reduction(3)	Net Fund Operating Expenses

Institutional	0.20%	None	0.45%	0.60%	1.25%	(0.40)%	0.85%

Administrative	0.20	0.25%	0.45	0.60	1.50	(0.40)	1.10

(1)
Other Expenses, which are based on estimated amounts for the initial fiscal year of the class, reflect an Administrative Fee of 0.05% and organizational expenses representing the Fund’s organizational expenses as attributed to the class and pro rata Trustee fees.

(2)
Underlying Fund Expenses for the Fund are estimated based upon an allocation of the Fund’s assets among the Underlying Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying Funds. Underlying Fund expenses will vary with changes in the expenses of the Underlying Funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for the most recent fiscal year, please see the Fund Summaries of the Underlying Funds. PIMCO has contractually agreed, for the Fund’s current fiscal year, to reduce its Advisory Fee to the extent that the Underlying Fund Expenses attributable to Advisory and Administrative Fees exceed 0.60%. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(3)
PIMCO has contractually agreed, for the Fund’s current fiscal year (3/31), to reduce Total Annual Fund Operating Expenses for the Institutional and Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses, 0.85% and 1.10%, respectively, of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3

Institutional	$ 87	$357

Administrative	112	435

Prospectus	6

PIMCO California Intermediate Municipal Bond Fund	Ticker Symbols: PCIMX (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks high current income exempt from federal and California income tax. Capital appreciation is a secondary objective.	Fund Focus Intermediate maturity municipal securities (exempt from federal and California income tax) Average Portfolio Duration 3-7 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Municipal Bonds whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax. The Fund invests under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies.

The Fund may invest without limit in “private activity” bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”). For shareholders subject to the AMT, a substantial portion of the Fund’s distributions may not be exempt from federal income tax. The Fund may invest up to 20% of its net assets in other types of Fixed Income Instruments. The average portfolio duration of this Fund normally varies within a three- to seven-year time frame based on PIMCO’s forecast for interest rates. The Fund will seek income that is high relative to prevailing rates from Municipal Bonds. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may also invest in securities issued by entities whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

• Interest Rate Risk • Credit Risk • California State Specific Risk • Market Risk	• Issuer Risk • Issuer Non-Diversification Risk • Liquidity Risk • Derivatives Risk	• Mortgage Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to the inception date of Administrative Class shares (9/7/99), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual 12b-1/service fees and other expenses paid by Administrative Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

7	PIMCO Funds: Pacific Investment Management Series

PIMCO California Intermediate Municipal Bond Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	6.95%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ’01)	3.17%

	Lowest (4th Qtr. ’01)	-0.69%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	Fund Inception (8/31/99)

Institutional Class Return Before Taxes	6.04%	7.24%

Institutional Class Return After Taxes on Distributions(1)	4.64%	6.55%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	5.61%	6.41%

Administrative Class Return Before Taxes	5.80%	6.98%

Lehman Brothers Intermediate California Municipal Bond Index(2)	4.89%	6.14%

Lipper California Intermediate Municipal Debt Fund Avg(3)	4.56%	5.85%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the Administrative Class shares will vary.

(2)
The Lehman Brothers Intermediate California Municipal Bond Index is an unmanaged index comprised of California Municipal Bond issues having maturities from 5 to 10 years. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper California Municipal Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in municipal debt issues that are exempt from taxation in California, with dollar weighted maturities of five to ten years. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class and Administrative Class shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)(2)	Total Annual Fund Operating Expenses

Institutional	0.25%	None	0.23%	0.48%

Administrative	0.25	0.25%	0.23	0.73

(1)
Other Expenses reflect an Administrative Fee of 0.22% and interest expense. Total Annual Fund Operating Expenses excluding interest expense is 0.47% for the Institutional Class and 0.72% for the Administrative Class. Interest expense is generally incurred as a result of investment management activities.

(2)	On October 1, 2001, the Fund’s Administrative Fee was reduced by 0.02%, to 0.22% per annum.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class and Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Institutional	$49	$154	$269	$604

Administrative	75	233	406	906

Prospectus	8

PIMCO California Municipal Bond Fund	Ticker Symbols: PICMX (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks high current income exempt from federal and California income tax. Capital appreciation is a secondary objective.	Fund Focus Intermediate to long-term maturity municipal securities (exempt from federal and California income tax) Average Portfolio Duration 3-12 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Municipal Bonds whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax. The Fund invests under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies.

The Fund may invest without limit in “private activity” bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”). For shareholders subject to the AMT, a substantial portion of the Fund’s distributions may not be exempt from federal income tax. The Fund may invest up to 20% of its net assets in other types of Fixed Income Instruments. The average portfolio duration of this Fund normally varies within a three- to twelve-year time frame based on PIMCO’s forecast for interest rates. The Fund will seek income that is high relative to prevailing rates from Municipal Bonds. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may also invest in securities issued by entities whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

• Interest Rate Risk • Credit Risk • California State Specific Risk • Market Risk	• Issuer Risk • Issuer Non-Diversification Risk • Liquidity Risk • Derivatives Risk	• Mortgage Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. The Administrative Class of the Fund has not commenced operations as of the date of this prospectus. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

9	PIMCO Funds: Pacific Investment Management Series

PIMCO California Municipal Bond Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	7.68%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ’01)	4.20%

	Lowest (4th Qtr. ’01)	-0.13%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	Fund Inception (5/16/00)(4)

Institutional Class Return Before Taxes	7.96%	10.66%

Institutional Class Return After Taxes on Distributions(1)	6.71%	8.78%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	6.68%	8.59%

Lehman California Insured Municipal Index(2)	5.25%	9.30%

Lipper California Intermediate Municipal Debt Fund Average(3)	3.71%	9.03%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the Administrative Class shares will vary.

(2)
The Lehman California Insured Municipal Index is an unmanaged index comprised of insured California Municipal Bond issues. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper California Intermediate Municipal Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of its assets in municipal debt issues that are exempt from taxation in California, with dollar-weighted average maturities of five to ten years. It does not take into account sales charges.

(4)	The Fund began operations on 5/16/00. Index comparisons began on 5/31/00.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class and Administrative Class shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)(2)	Total Annual Fund Operating Expenses

Institutional	0.25%	None	0.22%	0.47%

Administrative	0.25	0.25%	0.22	0.72

(1)  Other Expenses reflect an Administrative Fee of 0.22%.
(2)  On October 1, 2001, the Fund’s Administrative Fee was reduced by 0.02%, to 0.22% per annum.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class and Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Institutional	$48	$151	$263	$591

Administrative	74	230	401	894

Prospectus	10

PIMCO CommodityRealReturn Strategy Fund	Ticker Symbols: N/A (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum real return consistent with prudent investment management	Fund Focus Commodity-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income securities Average Portfolio Duration 0-10 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. The Fund may invest in commodity-linked derivative instruments, including swap agreements, commodity options, futures, options on futures and commodity-linked notes. The Fund invests in commodity-linked derivative instruments that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments. The Fund may also invest in common and preferred stocks as well as convertible securities of issuers in commodity-related industries.

The Fund typically will seek to gain exposure to the commodity markets by investing in commodity swap agreements. In a typical commodity swap agreement, the Fund will receive the price appreciation (or depreciation) of a commodity index, a portion of an index, or a single commodity, from the counterparty to the swap agreement in exchange for paying the counterparty an agreed-upon fee. Assets not invested in commodity-linked derivative instruments may be invested in inflation-indexed securities and other Fixed Income Instruments, including derivative Fixed Income Instruments. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The average portfolio duration of the fixed income portion of this Fund will vary based on PIMCO’s forecast for interest rates and under normal market conditions is not expected to exceed ten years. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. In addition, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy back or dollar rolls).

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Derivatives Risk • Credit Risk	• Interest Rate Risk • Liquidity Risk • Foreign Investment Risk • Currency Risk	• Mortgage Risk • Leveraging Risk • Management Risk • Issuer Non-Diversification Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The Fund does not have a full calendar year of performance. Thus, no bar chart or annual returns table is included for the Fund.

11	PIMCO Funds: Pacific Investment Management Series

PIMCO CommodityRealReturn Strategy Fund (continued)

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)
Redemption Fee(1)	0.25%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(2)	Total Annual Fund Operating Expenses	Expense Reduction(3)	Net Fund Operating Expenses

Institutional	0.49%	None	0.65%	1.14%	(0.40)%	0.74%

Administrative	0.49	0.25%	0.65	1.39	(0.40)	0.99

(1)	The Trust may waive this fee under certain circumstances.
(2)
Other Expenses, which are based on estimated amounts for the initial fiscal year of the class, reflect an Administrative Fee of 0.25% and organizational expenses representing the Fund’s organizational expenses as attributed to the class and pro rata Trustee fees.

(3)
PIMCO has contractually agreed, for the Fund’s current fiscal year (3/31), to reduce Total Annual Fund Operating Expenses for the Institutional and Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses, 0.74% and 0.99%, respectively, of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3

Institutional	$76	$323

Administrative	101	401

Prospectus	12

PIMCO Convertible Fund	Ticker Symbols: PFCIX (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with prudent investment management	Fund Focus Convertible securities Average Portfolio Duration N/A	Credit Quality Caa to Aaa; maximum 40% below Baa and 10% below B Dividend Frequency Declared and distributed quarterly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of convertible securities. Convertible securities, which are issued by companies of all sizes and market capitalizations, include, but are not limited to: corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) common stock or other securities, such as warrants or options, which provide an opportunity for equity participation. The Fund may invest in securities of any market capitalization, and may from time to time invest a significant amount of its assets in securities of smaller companies.

The Fund invests primarily in investment grade debt securities, but may invest up to 40% of its total assets in high yield securities (“junk bonds”) rated Caa or higher by Moody’s or CCC or higher by S&P or, if unrated, determined by PIMCO to be of comparable quality. The Fund may only invest up to 10% of its total assets in convertible securities rated Caa or CCC or, if unrated, determined by PIMCO to be of comparable quality. The Fund may also invest up to 20% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. In addition, the Fund may invest up to 20% of its total assets in common stock or in other Fixed Income Instruments.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Interest Rate Risk • Credit Risk	• High Yield Risk • Derivatives Risk • Liquidity Risk • Smaller Company Risk	• Foreign Investment Risk • Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market indices and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to the inception date of Administrative Class shares (8/01/00), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual 12b-1/service fees and other expenses paid by Administrative Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

13	PIMCO Funds: Pacific Investment Management Series

PIMCO Convertible Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	-10.20%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (1st Qtr. ’00)	12.98%

	Lowest (1st Qtr. ‘01)	-12.33%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	Fund Inception (3/31/99)

Institutional Class Return Before Taxes	-13.78%	7.38%

Institutional Class Return After Taxes on Distributions(1)	-15.64%	5.26%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	-8.40%	4.99%

Administrative Class Return Before Taxes	-13.76%	7.26%

First Boston Convertible Bond Index(2)	-6.45%	6.22%

Lipper Convertible Securities Fund Avg(3)	-7.69%	6.30%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the Administrative Class shares will vary.

(2)
The First Boston Convertible Bond Index is an unmanaged market index comprised of convertible bonds. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper Convertible Securities Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest primarily in convertible bonds and/or convertible preferred stock. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Institutional	0.40%	None	0.33%	0.73%

Administrative	0.40	0.25%	0.36	1.01

(1)  Other Expenses reflect an Administrative Fee of 0.25% and interest expense. Total Annual Fund Operating Expenses excluding interest expense is 0.65% for the Institutional Class and 0.90% for the Administrative Class. Interest expense is generally incurred as a result of investment management activities.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Institutional	$ 75	$233	$406	$ 906

Administrative	103	322	558	1,236

Prospectus	14

PIMCO Emerging Markets Bond Fund	Ticker Symbols: PEBIX (Inst. Class) PEBAX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Emerging market fixed income securities Average Portfolio Duration 0-8 years	Credit Quality Maximum 15% below B Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments of issuers that economically are tied to countries with emerging securities markets. Such securities may be denominated in non-U.S. currencies and the U.S. dollar. A security is economically tied to an emerging market country if it is principally traded on the country’s securities markets, or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country, or has a majority of its assets in the country. The average portfolio duration of this Fund varies based on PIMCO’s forecast for interest rates and, under normal market conditions, is not expected to exceed eight years.

PIMCO has broad discretion to identify and invest in countries that it considers to qualify as emerging securities markets. However, PIMCO generally considers an emerging securities market to be one located in any country that is defined as an emerging or developing economy by the World Bank or its related organizations, or the United Nations or its authorities. The Fund emphasizes countries with relatively low gross national product per capita and with the potential for rapid economic growth. PIMCO will select the Fund’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors PIMCO believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund may invest in securities whose return is based on the return of an emerging securities market, such as a derivative instrument, rather than investing directly in securities of issuers from emerging markets.

The Fund may invest substantially all of its assets in high yield securities (“junk bonds”) subject to a maximum of 15% of its total assets in securities rated below B by Moody’s or by S&P or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Emerging Markets Risk • Foreign Investment Risk • Currency Risk • Issuer Non-Diversification Risk	• Liquidity Risk • Derivatives Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to the inception date of Administrative Class shares (9/30/98), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual 12b-1/service fees and other expenses paid by Administrative Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

15	PIMCO Funds: Pacific Investment Management Series

PIMCO Emerging Markets Bond Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	-3.58%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ‘01)	13.10%

	Lowest (3rd Qtr. ‘98)	-21.05%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	Fund Inception (7/31/97)

Institutional Class Return Before Taxes	28.17%	11.13%

Institutional Class Return After Taxes on Distributions(1)	21.17%	5.74%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	16.85%	5.97%

Administrative Class Return Before Taxes	27.82%	10.85%

J.P. Morgan Emerging Markets Bond Index Plus(2)	-0.77%	4.58%

Lipper Emerging Market Debt Fund Avg(3)	11.53%	3.34%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the Administrative Class shares will vary.

(2)
The J.P. Morgan Emerging Markets Bond Index Plus is an unmanaged index which tracks the total returns for external-currency denominated debt instruments of emerging markets. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper Emerging Market Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that seek either current income or total return by investing at least 65% of total assets in emerging market debt securities. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Institutional	0.45%	None	0.47%	0.92%

Administrative	0.45	0.25%	0.49	1.19

(1)  Other Expenses reflect an Administrative Fee of 0.40% and interest expense. Total Annual Fund Operating Expenses excluding interest expense is 0.85% for the Institutional Class and 1.10% for the Administrative Class. Interest expense is generally incurred as a result of investment management activities.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Institutional	$ 94	$293	$509	$1,131

Administrative	121	378	654	1,443

Prospectus	16

PIMCO European Convertible Fund	Ticker Symbols: N/A (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with prudent investment management	Fund Focus European convertible securities Average Portfolio Duration N/A	Credit Quality B to Aaa; maximum 40% below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of European convertible securities. European convertible securities include any convertible security issued by, or convertible into, an issuer located in any European country. European convertible securities, which are issued by companies of all sizes and market capitalizations include, but are not limited to: corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) common stock or other securities, such as warrants or options, which provide an opportunity for equity participation. The Fund may invest in securities of any market capitalization, and may from time to time invest a significant amount of its assets in securities of smaller companies.

The Fund invests primarily in investment grade debt securities, but may invest up to 40% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest its assets in securities denominated in any currency. Assets not invested in European convertible securities may be invested in common stock or other Fixed Income Instruments.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

• Market Risk • Issuer Risk • Interest Rate Risk • Credit Risk • High Yield Risk	• Derivatives Risk • Liquidity Risk • Smaller Company Risk • Foreign Investment Risk • Currency Risk	• Leveraging Risk • Management Risk • European Concentration Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. The Administrative Class of the Fund has not commenced operations as of the date of this prospectus. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

17	PIMCO Funds: Pacific Investment Management Series

PIMCO European Convertible Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	-2.53%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ’01)	2.55%

	Lowest (3rd Qtr. ’01)	-0.36%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	Fund Inception (11/30/00)

Institutional Class Return Before Taxes	3.05%	3.19%

Institutional Class Return After Taxes on Distributions(1)	0.86%	1.02%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	1.85%	1.49%

UBS All European Convertible Index(2)	-7.71%	-2.15%

Lipper Convertible Securities Fund Average(3)	-7.69%	-2.55%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the Administrative Class shares will vary.

(2)
The UBS All European Convertible Index is an index of equity holdings equalized at the beginning of the period to reflect the respective cash values of the convertibles in the index. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper Convertible Securities Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest primarily in convertible bonds and/or convertible preferred stock. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Institutional	0.50%	None	0.30%	0.80%

Administrative	0.50	0.25%	0.25	1.00

(1)  Other Expenses reflect an Administrative Fee of 0.25% paid by each class and interest expense attributable to the Institutional Class. Total Annual Fund Operating Expenses excluding interest expense is 0.75% for the Institutional Class. Interest expense is generally incurred as a result of investment management activities.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Institutional	$ 82	$255	$444	$ 990

Administrative	102	318	552	1,225

Prospectus	18

PIMCO Foreign Bond Fund	Ticker Symbols: PFORX (Inst. Class) PFRAX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Intermediate maturity hedged non-U.S. fixed income securities Average Portfolio Duration 3-7 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments of issuers located outside the United States, representing at least three foreign countries, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. Such securities normally are denominated in major foreign currencies or baskets of foreign currencies (such as the euro). The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The average portfolio duration of this Fund normally varies within a three- to seven-year time frame. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Foreign Investment Risk • Currency Risk • Issuer Non-Diversification Risk • Liquidity Risk	• Mortgage Risk • Derivatives Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to the inception date of Administrative Class shares (1/28/97), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual 12b-1/service fees and other expenses paid by Administrative Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

19	PIMCO Funds: Pacific Investment Management Series

PIMCO Foreign Bond Fund (continued)

Calendar Year Total Returns — Institutional Class

	More Recent Return Information

	1/1/02 - 9/30/02	4.71%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ’95)	7.23%

	Lowest (1st Qtr. ’94)	-4.22%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	5 Years	Fund Inception (12/2/92)(4)

Institutional Class Return Before Taxes	8.96%	7.95%	9.69%

Institutional Class Return After Taxes on Distributions(1)	6.82%	4.80%	5.99%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	5.41%	4.77%	5.92%

Administrative Class Return Before Taxes	8.69%	7.68%	9.42%

J.P. Morgan Non-U.S. Index (Hedged)(2)	6.05%	8.27%	8.83%

Lipper International Income Fund Avg(3)	0.66%	2.00%	5.70%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the Administrative Class shares will vary.

(2)
The J.P. Morgan Non-U.S. Index (Hedged) in an unmanaged index representative of the total return performance in U.S. dollars of major non-U.S. bond markets. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper International Income Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, excluding the United States, except in periods of market weakness. It does not take into account sales charges.

(4)	The Fund began operations on 12/2/92. Index comparisons began on 11/30/92.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Institutional	0.25%	None	0.26%	0.51%

Administrative	0.25	0.25%	0.26	0.76

(1)  Other Expenses reflect an Administrative Fee of 0.25% and interest expense. Total Annual Fund Operating Expenses excluding interest expense is 0.50% for the Institutional Class and 0.75% for the Administrative Class. Interest expense is generally incurred as a result of investment management activities.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Institutional	$52	$164	$285	$640

Administrative	78	243	422	942

Prospectus	20

PIMCO Global Bond Fund	Ticker Symbols: PIGLX (Inst. Class) PADMX (Admin.Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus U.S. and non-U.S. intermediate maturity fixed income securities Average Portfolio Duration 3-7 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments of issuers located in at least three countries (one of which may be the United States), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. The Fund invests primarily in securities of issuers located in economically developed countries. Securities may be denominated in major foreign currencies, baskets of foreign currencies (such as the euro), or the U.S. dollar.

PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. Investments in the securities of issuers located outside the United States will normally vary between 25% and 75% of the Fund’s total assets. The average portfolio duration of this Fund normally varies within a three- to seven-year time frame. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Foreign Investment Risk • Currency Risk • Issuer Non-Diversification Risk • Liquidity Risk	• Mortgage Risk • Derivatives Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to the inception date of Administrative Class shares (7/31/96), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual 12b-1/service fees and other expenses paid by Administrative Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

21	PIMCO Funds: Pacific Investment Management Series

PIMCO Global Bond Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	14.69%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ’01)	8.65%

	Lowest (1st Qtr. ’97)	-4.40%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	5 Years	Fund Inception (11/23/93)(4)

Institutional Class Return Before Taxes	2.48%	1.89%	5.28%

Institutional Class Return After Taxes on Distributions(1)	0.54%	-0.43%	2.39%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	1.49%	0.38%	2.80%

Administrative Class Return Before Taxes	2.23%	1.66%	5.05%

J.P. Morgan Global Index (Unhedged)(2)	-0.80%	2.42%	4.57%

Lipper Global Income Fund Avg(3)	2.70%	2.87%	4.67%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the Administrative Class shares will vary.

(2)
The J.P. Morgan Global Index (Unhedged) is an unmanaged index representative of the total return performance in U.S. dollars on an unhedged basis of major world bond markets. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper Global Income Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States. It does not take into account sales charges.

(4)	The Fund began operations on 11/23/93. Index comparisons began on 11/30/93.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Institutional	0.25%	None	0.31%	0.56%

Administrative	0.25	0.25%	0.30	0.80

(1)  Other Expenses reflect an Administrative Fee of 0.30% paid by each class and interest expense attributable to the Institutional Class. Total Annual Fund Operating Expenses excluding interest expense is 0.55% for the Institutional Class. Interest expense is generally incurred as a result of investment management activities.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Institutional	$57	$179	$313	$701

Administrative	82	255	444	990

Prospectus	22

PIMCO Global Bond Fund II	Ticker Symbols: PGBIX (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital	Fund Focus U.S. and hedged non-U.S. intermediate maturity fixed income securities Average Portfolio Duration 3-7 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments of issuers located in at least three countries (one of which may be the United States), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. The Fund invests primarily in securities of issuers located in economically developed countries. Securities may be denominated in major foreign currencies, baskets of foreign currencies (such as the euro), or the U.S. dollar. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. Investments in the securities of issuers located outside the United States will normally vary between 25% and 75% of the Fund’s total assets. The average portfolio duration of this Fund normally varies within a three- to seven-year time frame. The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Foreign Investment Risk • Currency Risk • Issuer Non-Diversification Risk • Liquidity Risk	• Mortgage Risk • Derivatives Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to the inception of Institutional Class shares (2/25/98), performance information shown in the bar chart (including the information to its right) and in the Average Annual Total Returns table is based on the performance of the Fund’s Class A shares, which are offered in a different prospectus. The prior Class A performance has been adjusted to reflect the actual fees and expenses paid by Institutional Class shares, including no sales charges (loads) or distribution and/or service (12b-1) fees and lower administrative fees. The Administrative Class of the Fund has not yet commenced operations as of the date of this prospectus. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

23	PIMCO Funds: Pacific Investment Management Series

PIMCO Global Bond Fund II (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	6.47%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ’96)	5.39%

	Lowest (2nd Qtr. ’99)	-1.72%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	5 Years	Fund Inception (10/2/95)(4)

Institutional Class Return Before Taxes	10.83%	7.28%	8.99%

Institutional Class Return After Taxes on Distributions(1)	7.46%	3.36%	5.14%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	6.56%	3.83%	5.30%

J.P. Morgan Global Index (Hedged)(2)	6.15%	7.94%	8.44%

Lipper Global Income Fund Avg(3)	2.70%	2.87%	4.36%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the Administrative Class shares will vary.

(2)
The J.P. Morgan Global Index (Hedged) is an unmanaged index representative of the total return performance in U.S. dollars on a hedged basis of major world bond markets. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper Global Income Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States. It does not take into account sales charges.

(4)	The Fund began operations on 10/2/95. Index comparisons began on 9/30/95.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Institutional	0.25%	None	0.31%	0.56%

Administrative	0.25	0.25%	0.30	0.80

(1)  Other Expenses reflect an Administrative Fee of 0.30% paid by each class and interest expense attributable to the Institutional Class. Total Annual Fund Operating Expenses excluding interest expense is 0.55% for the Institutional Class. Interest expense is generally incurred as a result of investment management activities.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Institutional	$57	$179	$313	$701

Administrative	82	255	444	990

Prospectus	24

PIMCO GNMA Fund	Ticker Symbols: PDMIX (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short to intermediate maturity mortgage-related fixed income securities Average Portfolio Duration 1-7 years	Credit Quality Baa to Aaa; maximum 10% below Aaa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of securities of varying maturities issued by the Government National Mortgage Association (“GNMA”). The Fund is neither sponsored by nor affiliated with GNMA. The average portfolio duration of this Fund normally varies within a one- to seven-year time frame based on PIMCO’s forecast for interest rates. The Fund invests primarily in securities that are in the highest rating category, but may invest up to 10% of its total assets in investment grade securities rated below Aaa by Moody’s or AAA by S&P, subject to a minimum rating of Baa by Moody’s or BBB by S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may not invest in securities denominated in foreign currencies, but may invest without limit in U.S. dollar-denominated securities of foreign issuers.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Mortgage Risk • Derivatives Risk • Liquidity Risk	• Foreign Investment Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. The Administrative Class of the Fund has not commenced operations as of the date of this prospectus. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. The Fund achieved the performance track record shown during a period when it pursued its investment objective using different investment strategies.

25	PIMCO Funds: Pacific Investment Management Series

PIMCO GNMA Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	7.57%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ‘01)	4.65%

	Lowest (4th Qtr. ‘99)	-0.48%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	Fund Inception (7/31/97)

Institutional Class Return Before Taxes	12.09%	8.34%

Institutional Class Return After Taxes on Distributions(1)	9.20%	5.55%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	7.30%	5.27%

Lehman Brothers GNMA Index(2)	8.23%	7.12%

Lipper U.S. Mortgage Fund Avg(3)	7.35%	6.20%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the Administrative Class shares will vary.

(2)
The Lehman Brothers GNMA Index is an unmanaged index of mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA). The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper U.S. Mortgage Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Institutional	0.25%	None	0.29%	0.54%

Administrative	0.25	0.25%	0.25	0.75

(1)  Other Expenses reflect an Administrative Fee of 0.25% paid by each class and interest expense attributable to the Institutional Class. Total Annual Fund Operating Expenses excluding interest expense is 0.50% for the Institutional Class. Interest expense is generally incurred as a result of investment management activities.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Institutional	$55	$173	$302	$677

Administrative	77	240	417	930

Prospectus	26

PIMCO High Yield Fund	Ticker Symbols: PHIYX (Inst. Class) PHYAX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Higher yielding fixed income securities Average Portfolio Duration 2-6 years	Credit Quality B to Aaa; minimum 80% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”) rated below investment grade but rated at least B by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Fund’s assets may be invested in investment grade Fixed Income Instruments. The average portfolio duration of this Fund normally varies within a two- to six-year time frame based on PIMCO’s forecast for interest rates. The Fund may invest up to 15% of its total assets in euro-denominated securities and may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund normally will hedge at least 75% of its exposure to the euro to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest up to 25% of its total assets in derivative instruments, such as options, futures contracts or swap agreements. The Fund may invest all of its assets in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk	• Issuer Risk • Liquidity Risk • Derivatives Risk • Mortgage Risk	• Foreign Investment Risk • Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to the inception date of Administrative Class shares (1/16/95), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual 12b-1/service fees and other expenses paid by Administrative Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

27	PIMCO Funds: Pacific Investment Management Series

PIMCO High Yield Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	-8.90%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (1st Qtr. ‘93)	6.27%

	Lowest (1st Qtr. ‘00)	-2.19%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	5 Years	Fund Inception (12/15/92)(4)

Institutional Class Return Before Taxes	4.99%	5.33%	8.72%

Institutional Class Return After Taxes on Distributions(1)	1.55%	1.76%	4.91%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	3.02%	2.50%	5.13%

Administrative Class Return Before Taxes	4.74%	5.07%	8.45%

Merrill Lynch U.S. High Yield BB-B Rated Index(2)	5.46%	4.01%	7.19%

Lipper High Current Yield Fund Avg(3)	1.79%	1.39%	5.41%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the Administrative Class shares will vary.

(2)
The Merrill Lynch U.S. High Yield BB-B Rated Index is an unmanaged index of bonds rated BB and B by Moody’s or S&P. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper High Current Yield Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. It does not take into account sales charges.

(4)	The Fund began operations on 12/15/92. Index comparisons began on 12/31/92.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Institutional	0.25%	None	0.25%	0.50%

Administrative	0.25	0.25%	0.25	0.75

(1) Other Expenses reflect an Administrative Fee of 0.25%.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Institutional	$51	$160	$280	$628

Administrative	77	240	417	930

Prospectus	28

PIMCO Investment Grade Corporate Bond Fund	Ticker Symbols: PIGIX (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Corporate fixed income securities Average Portfolio Duration 3-7 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investment grade corporate fixed income securities of varying maturities. The average portfolio duration of this Fund normally varies within a three- to seven-year time frame based on PIMCO’s forecast for interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Derivatives Risk • Liquidity Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. The Administrative Class of the Fund has not commenced operations as of the date of this prospectus. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

29	PIMCO Funds: Pacific Investment Management Series

PIMCO Investment Grade Corporate Bond Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	6.02%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ‘01)	4.17%

	Lowest (2nd Qtr. ‘01)	-0.10%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	Fund Inception (4/28/00)

Institutional Class Return Before Taxes	9.07%	12.25%

Institutional Class Return After Taxes on Distributions(1)	4.45%	7.99%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	5.71%	7.79%

Lehman Brothers Credit Investment Grade Index(2)	10.39%	11.60%

Lipper Intermediate Investment Grade Debt Fund Average(3)	7.59%	9.72%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the Administrative Class shares will vary.

(2)
The Lehman Brothers Credit Investment Grade Index is an unmanaged index comprised of investment grade corporate bonds. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper Intermediate Investment Grade Debt Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Institutional	0.25%	None	0.25%	0.50%

Administrative	0.25	0.25%	0.25	0.75

(1) Other Expenses reflect an Administrative Fee of 0.25%.
Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Institutional	$51	$160	$280	$628

Administrative	77	240	417	930

Prospectus	30

PIMCO Long-Term U.S. Government Fund	Ticker Symbols: PGOVX (Inst. Class) PLGBX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Long-term maturity fixed income securities Average Portfolio Duration ≥ 8 years	Credit Quality A to Aaa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”). Assets not invested in U.S. Government Securities may be invested in other types of Fixed Income Instruments. The Fund also may obtain exposure to U.S. Government Securities through the use of futures contracts (including related options) with respect to such securities, and options on such securities, when PIMCO deems it appropriate to do so. While PIMCO may invest in derivatives at any time it deems appropriate, it will generally do so when it believes that U.S. Government Securities are overvalued relative to derivative instruments. This Fund will normally have a minimum average portfolio duration of eight years. For point of reference, the dollar-weighted average portfolio maturity of the Fund is normally expected to be more than ten years.

The Fund’s investments in Fixed Income Instruments are limited to those of investment grade U.S. dollar-denominated securities of U.S. issuers that are rated at least A by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Fund may only invest up to 10% of its total assets in securities rated A by Moody’s or S&P, and may only invest up to 25% of its total assets in securities rated Aa by Moody’s or AA by S&P.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk	• Issuer Risk • Derivatives Risk • Mortgage Risk	• Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to the inception date of Administrative Class shares (9/23/97), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual 12b-1/service fees and other expenses paid by Administrative Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

31	PIMCO Funds: Pacific Investment Management Series

PIMCO Long-Term U.S. Government Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	18.18%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (2nd Qtr. ’95)	10.76%

	Lowest (1st Qtr. ’96)	-6.26%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	5 Years	10 Years

Institutional Class Return Before Taxes	5.51%	8.80%	9.52%

Institutional Class Return After Taxes on Distributions(1)	2.20%	5.67%	5.63%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	3.70%	5.56%	5.78%

Administrative Class Return Before Taxes	5.25%	8.52%	9.26%

Lehman Long-Term Treasury Index(2)	4.22%	8.36%	8.51%

Lipper General U.S. Government Fund Avg(3)	6.17%	6.35%	6.27%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the Administrative Class shares will vary.

(2)
The Lehman Long-Term Treasury Index is an unmanaged index of U.S. Treasury issues with maturities greater than 10 years. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper General U.S. Government Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in U.S. government and agency issues. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Institutional	0.25%	None	0.27%	0.52%

Administrative	0.25	0.25%	0.27	0.77

(1)  Other Expenses reflect an Administrative Fee of 0.25% and interest expense. Total Annual Fund Operating Expenses excluding interest expense is 0.50% for the Institutional Class and 0.75% for the Administrative Class. Interest expense is generally incurred as a result of investment management activities.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Institutional	$53	$167	$291	$653

Administrative	79	246	428	954

Prospectus	32

PIMCO Low Duration Fund	Ticker Symbols: PTLDX (Inst. Class) PLDAX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short maturity fixed income securities Average Portfolio Duration 1-3 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Fund normally varies within a one- to three-year time frame based on PIMCO’s forecast for interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Derivatives Risk • Liquidity Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to the inception date of Administrative Class shares (1/3/95), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual 12b-1/service fees and other expenses paid by Administrative Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

33	PIMCO Funds: Pacific Investment Management Series

PIMCO Low Duration Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	5.51%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (2nd Qtr. ’95)	3.63%

	Lowest (1st Qtr. ’94)	-0.32%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	5 Years	10 Years

Institutional Class Return Before Taxes	8.00%	6.80%	6.78%

Institutional Class Return After Taxes on Distributions(1)	5.50%	4.09%	4.04%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	4.83%	4.08%	4.07%

Administrative Class Return Before Taxes	7.73%	6.53%	6.52%

Merrill Lynch 1–3 Year Treasury Index(2)	8.30%	6.59%	6.09%

Lipper Short Investment Grade Debt Fund Avg(3)	7.24%	5.92%	5.63%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the Administrative Class shares will vary.

(2)
The Merrill Lynch 1–3 Year Treasury Index is an unmanaged index of U.S Treasury obligations having maturities from one to 2.99 years. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper Short Investment Grade Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Institutional	0.25%	None	0.18%	0.43%

Administrative	0.25	0.25%	0.18	0.68

(1)  Other Expenses reflect an Administrative Fee of 0.18%.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Institutional	$44	$138	$241	$542

Administrative	69	218	379	847

Prospectus	34

PIMCO Low Duration Fund II	Ticker Symbols: PLDTX (Inst. Class) PDFAX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short maturity fixed income securities Average Portfolio Duration 1-3 years	Credit Quality A to Aaa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Fund normally varies within a one- to three-year time frame based on PIMCO’s forecast for interest rates. The Fund may invest only in investment grade U.S. dollar denominated securities of U.S. issuers that are rated A or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk	• Issuer Risk • Derivatives Risk • Mortgage Risk	• Leveraging Risk • Liquidity Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to the inception date of Administrative Class shares (2/2/98), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual 12b-1/service fees and other expenses paid by Administrative Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

35	PIMCO Funds: Pacific Investment Management Series

PIMCO Low Duration Fund II (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	5.59%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (1st Qtr. ’95)	3.83%

	Lowest (1st Qtr. ’94)	-0.61%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	5 Years	10 Years

Institutional Class Return Before Taxes	8.12%	6.57%	6.27%

Institutional Class Return After Taxes on Distributions(1)	4.76%	3.90%	3.67%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	5.03%	3.94%	3.74%

Administrative Class Return Before Taxes	7.91%	6.31%	6.00%

Merrill Lynch 1–3 Year Treasury Index(2)	8.30%	6.59%	6.09%

Lipper Short Investment Grade Debt Fund Avg(3)	7.24%	5.92%	5.63%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the Administrative Class shares will vary.

(2)
The Merrill Lynch 1–3 Year Treasury Index is an unmanaged index of U.S Treasury obligations having maturities from one to 2.99 years. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper Short Investment Grade Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Institutional	0.25%	None	0.25%	0.50%

Administrative	0.25	0.25%	0.25	0.75

(1)  Other Expenses reflect an Administrative Fee of 0.25%.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Institutional	$51	$160	$280	$628

Administrative	77	240	417	930

Prospectus	36

PIMCO Low Duration Fund III	Ticker Symbols: PLDIX (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short maturity fixed income securities Average Portfolio Duration 1-3 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Fund normally varies within a one- to three-year time frame based on PIMCO’s forecast for interest rates. The Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the provision of healthcare services, the manufacture of alcoholic beverages, tobacco products, pharmaceuticals or military equipment, or the operation of gambling casinos. The Fund will also avoid, to the extent possible on the basis of information available to PIMCO, the purchase of securities of issuers engaged in the production or trade of pornographic materials. An issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities.

The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Derivatives Risk • Liquidity Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to the inception date of Administrative Class shares (3/19/99), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual 12b-1/service fees and other expenses paid by Administrative Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

37	PIMCO Funds: Pacific Investment Management Series

PIMCO Low Duration Fund III (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	5.80%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ’01)	3.94%

	Lowest (2nd Qtr. ’99)	0.29%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	5 Years	Fund Inception (12/31/96)

Institutional Class Return Before Taxes	8.18%	6.40%	6.40%

Institutional Class Return After Taxes on Distributions(1)	5.82%	3.84%	3.84%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	4.94%	3.84%	3.84%

Administrative Class Return Before Taxes	7.90%	6.14%	6.14%

Merrill Lynch 1–3 Year Treasury Index(2)	8.30%	6.59%	6.59%

Lipper Short Investment Grade Debt Fund Avg(3)	7.24%	5.92%	5.92%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the Administrative Class shares will vary.

(2)
The Merrill Lynch 1–3 Year Treasury Index is an unmanaged index of U.S Treasury obligations having maturities from one to 2.99 years. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper Short Investment Grade Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Institutional	0.25%	None	0.26%	0.51%

Administrative	0.25	0.25%	0.26	0.76

(1)  Other Expenses reflect an Administrative Fee of 0.25% and interest expense. Total Annual Fund Operating Expenses excluding interest expense is 0.50% for the Institutional Class and 0.75% for the Administrative Class. Interest expense is generally incurred as a result of investment management activities.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Institutional	$52	$164	$285	$640

Administrative	78	243	422	942

Prospectus	38

PIMCO Moderate Duration Fund	Ticker Symbols: PMDRX (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short and intermediate maturity fixed income securities Average Portfolio Duration 2-5 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Fund normally varies within a two- to five-year time frame based on PIMCO’s forecast for interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Derivatives Risk • Liquidity Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. The Administrative Class of the Fund has not commenced operations as of the date of this prospectus. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

39	PIMCO Funds: Pacific Investment Management Series

PIMCO Moderate Duration Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	6.04%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ’01)	5.62%

	Lowest (2nd Qtr. ’99)	-0.64%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	5 Years	Fund Inception (12/31/96)

Institutional Class Return Before Taxes	9.40%	7.25%	7.25%

Institutional Class Return After Taxes on Distributions(1)	6.47%	4.45%	4.45%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	5.80%	4.43%	4.43%

Lehman Brothers Intermediate Government/Credit Bond Index(2)	8.98%	7.09%	7.09%

Lipper Short Intermediate Investment Grade Debt Fund Avg(3)	7.21%	6.08%	6.08%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the Administrative Class shares will vary.

(2)
The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index of fixed income securities having maturities from 1 to 9.99 years. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper Short Intermediate Investment Grade Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of one to five years. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Institutional	0.25%	None	0.20%	0.45%

Administrative	0.25	0.25%	0.20	0.70

(1) Other Expenses reflect an Administrative Fee of 0.20%.
Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Institutional	$46	$144	$252	$567

Administrative	72	224	390	871

Prospectus	40

PIMCO Money Market Fund	Ticker Symbols: PMIXX (Inst. Class) PMAXX(Admin.Class)

Principal Investments and Strategies	Investment Objective Seeks maximum current income, consistent with preservation of capital and daily liquidity	Fund Focus Money market instruments Average Portfolio Maturity ≤ 90 days dollar-weighted average maturity	Credit Quality Minimum 95% rated Prime 1; ≤ 5% Prime 2 Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing at least 95% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations. The Fund also may invest up to 5% of its total assets in money market securities that are in the second-highest rating category for short-term obligations. The Fund may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. The dollar-weighted average portfolio maturity of the Fund may not exceed 90 days. The Fund attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so.

The Fund may invest in the following: obligations of the U.S. Government (including its agencies and instrumentalities); short-term corporate debt securities of domestic and foreign corporations; obligations of domestic and foreign commercial banks, savings banks, and savings and loan associations; and commercial paper. The Fund may invest more than 25% of its total assets in securities or obligations issued by U.S. banks. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions in order to earn income.

The Fund’s investments will comply with applicable rules governing the quality, maturity and diversification of securities held by money market funds.

Principal Risks
An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Management Risk	• Market Risk • Issuer Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to the inception date of Administrative Class shares (1/25/95), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual 12b-1/service fees and other expenses paid by Administrative Class shares. To obtain the Fund’s current yield, call 1-800-927-4648. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

41	PIMCO Funds: Pacific Investment Management Series

PIMCO Money Market Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	1.17%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ’95)	1.72%

	Lowest (4th Qtr. ’01)	0.56%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	5 Years	10 Years

Institutional Class	3.95%	5.14%	4.72%

Administrative Class	3.68%	4.89%	4.47%

Salomon 3-Month Treasury Bill Index(1)	4.09%	5.01%	4.69%

Lipper Institutional Money Market Fund Average(2)	3.96%	5.16%	4.78%

(1)
The Salomon 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in the index.

(2)
The Lipper Institutional Money Market Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest in high quality financial instruments (rated in the top two grades) with dollar-weighted maturities of less than 90 days. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Institutional	0.15%	None	0.20%	0.35%

Administrative	0.15	0.25%	0.20	0.60

(1)  Other Expenses reflect an Administrative Fee of 0.20%.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Institutional	$36	$113	$197	$443

Administrative	61	192	335	750

Prospectus	42

PIMCO Municipal Bond Fund	Ticker Symbols: PFMIX (Inst. Class) PMNAX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks high current income exempt from federal income tax, consistent with preservation of capital. Capital appreciation is a secondary objective	Fund Focus Intermediate to long-term maturity municipal securities (exempt from federal income tax) Average Portfolio Duration 3-10 years	Credit Quality Ba to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.

The Fund may invest up to 20% of its net assets in U.S. Government Securities, money market instruments and/or “private activity” bonds. For shareholders subject to the federal alternative minimum tax (“AMT”), distributions derived from “private activity” bonds must be included in their AMT calculations, and as such a portion of the Fund’s distribution may be subject to federal income tax. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its net assets in Municipal Bonds or “private activity” bonds which are high yield securities (“junk bonds”) rated at least Ba by Moody’s or BB by S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State Specific Risk. The average portfolio duration of this Fund normally varies within a three- to ten-year time frame, based on PIMCO’s forecast for interest rates. The Fund will seek income that is high relative to prevailing rates from Municipal Bonds. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements on U.S. Government Securities and Municipal Bonds, and invest in mortgage- or asset-backed securities. The Fund may also invest in securities issued by entities whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Leveraging Risk	• Management Risk • California State Specific Risk • New York State Specific Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to the inception date of Administrative Class shares (9/30/98), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual 12b-1/service fees and other expenses paid by Administrative Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

43	PIMCO Funds: Pacific Investment Management Series

PIMCO Municipal Bond Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	8.97%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (1st Qtr. ’01)	3.55%

	Lowest (2nd Qtr. ’99)	-2.36%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	Fund Inception (12/31/97)

Institutional Class Return Before Taxes	7.74%	4.96%

Institutional Class Return After Taxes on Distributions(1)	7.40%	4.88%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	6.76%	4.89%

Administrative Class Return Before Taxes	7.48%	4.69%

Lehman Brothers General Municipal Bond Index(2)	5.13%	5.19%

Lipper General Municipal Debt Fund Avg(3)	3.90%	3.74%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the Administrative Class shares will vary.

(2)
The Lehman Brothers General Municipal Bond Index is an unmanaged index of municipal bonds. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper General Municipal Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in municipal debt issues in the top four credit ratings. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)(2)	Total Annual Fund Operating Expenses

Institutional	0.25%	None	0.24%	0.49%

Administrative	0.25	0.25%	0.24	0.74

(1)  Other Expenses reflect an Administrative Fee of 0.24%.
(2)  On October 1, 2001, the Fund’s Administrative Fee was reduced by 0.01%, to 0.24% per annum.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Institutional	$50	$157	$274	$616

Administrative	76	237	411	918

Prospectus	44

PIMCO New York Municipal Bond Fund	Ticker Symbols: N/A (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks high current income exempt from federal and New York income tax. Capital appreciation is a secondary objective.	Fund Focus Intermediate to long-term maturity municipal securities (exempt from federal and New York income tax) Average Portfolio Duration 3-12 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Municipal Bonds whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax. The Fund will invest under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax (“New York Municipal Bonds”). New York Municipal Bonds generally are issued by or on behalf of the State of New York and its political subdivisions, financing authorities and their agencies.

The Fund may invest without limit in “private activity” bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”). For shareholders subject to the AMT, a substantial portion of the Fund’s distributions may not be exempt from federal income tax. The Fund may invest up to 20% of its net assets in other types of Fixed Income Instruments. The average portfolio duration of this Fund normally varies within a three- to twelve-year time frame based on PIMCO’s forecast for interest rates. The Fund will seek income that is high relative to prevailing rates from municipal bonds. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may also invest in securities issued by entities whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

• Interest Rate Risk • Credit Risk • New York State Specific Risk • Market Risk	• Issuer Risk • Issuer Non-Diversification Risk • Liquidity Risk • Derivatives Risk	• Mortgage Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. The Administrative Class of the Fund had not commenced operations as of the date of this prospectus. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

45	PIMCO Funds: Pacific Investment Management Series

PIMCO New York Municipal Bond Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	11.38%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ’00)	3.91%

	Lowest (4th Qtr. ’01)	-0.71%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	Fund Inception (8/31/99)

Institutional Class Return Before Taxes	6.68%	7.58%

Institutional Class Return After Taxes on Distributions(1)	5.21%	6.77%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	6.26%	6.66%

Lehman Brothers New York Insured Municipal Bond Index(2)	4.59%	6.44%

Lipper New York Intermediate Municipal Debt Fund Avg(3)	3.64%	5.55%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the Administrative Class shares will vary.

(2)
The Lehman Brothers New York Insured Municipal Bond Index is an unmanaged index comprised of insured New York Municipal Bond issues. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper New York Intermediate Municipal Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in municipal debt issues that are exempt from taxation in New York. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)(2)	Total Annual Fund Operating Expenses

Institutional	0.25%	None	0.22%	0.47%

Administrative	0.25	0.25%	0.22	0.72

(1)  Other Expenses reflect an Administrative Fee of 0.22%.
(2)  On October 1, 2001, the Fund’s Administrative Fee was reduced by 0.02%, to 0.22% per annum.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Institutional	$48	$151	$263	$591

Administrative	74	230	401	894

Prospectus	46

PIMCO Real Return Fund	Ticker Symbols: PRRIX (Inst. Class) PARRX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum real return, consistent with preservation of real capital and prudent investment management	Fund Focus Inflation-indexed fixed income securities Average Portfolio Duration See description below	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly
The Fund seeks its investment objective by investing under normal circumstances at least 65% of its total assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Lehman Global Real: U.S. TIPS Index, which as of June 30, 2002 was 5.68 years.

The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund also may invest up to 20% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Derivatives Risk • Liquidity Risk • Issuer Non-Diversification Risk • Foreign Investment Risk	• Currency Risk • Leveraging Risk • Management Risk • Mortgage Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to the inception date of Administrative Class shares (4/28/00), performance information shown in the table for that class is based on performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual 12b-1/service fees and other expenses paid by Administrative Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

47	PIMCO Funds: Pacific Investment Management Series

PIMCO Real Return Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	16.00%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (1st Qtr. ’01)	5.29%

	Lowest (4th Qtr. ’01)	-1.26%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	Fund Inception (1/29/97)(4)

Institutional Class Return Before Taxes	8.70%	7.50%

Institutional Class Return After Taxes on Distributions(1)	5.94%	4.66%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	5.38%	4.58%

Administrative Class Return Before Taxes	8.41%	7.22%

Lehman Global Real: U.S Tips Index(2)	7.90%	5.98%

Lipper Intermediate U.S. Treasury Fund Average(3)	7.43%	6.59%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the Administrative Class shares will vary.

(2)
The Lehman Global Real: U.S. TIPS Index is an unmanaged index consisting of the U.S. Treasury Inflation Protected Securities market. Performance information for the index prior to October 1997 is based on the performance information of the Lehman Inflation Notes Index. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper Intermediate U.S. Treasury Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in U.S. Treasury bills, notes and bonds with dollar weighted average maturities of five to ten years. It does not take into account sales charges.

(4)	The Fund began operations on 1/29/97. Index comparisons began on 1/31/97.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)(2)	Total Annual Fund Operating Expenses

Institutional	0.25%	None	0.20%	0.45%

Administrative	0.25	0.25%	0.20	0.70

(1)  Other Expenses reflect an Administrative Fee of 0.20%.
(2)  On October 1, 2001, the Fund’s Administrative Fee was reduced by 0.05%, to 0.20% per annum.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Institutional	$46	$144	$252	$567

Administrative	72	224	390	871

Prospectus	48

PIMCO Real Return Fund II	Ticker Symbols: PIRRX (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum real return, consistent with preservation of real capital and prudent investment management	Fund Focus Inflation-indexed fixed income securities Average Portfolio Duration See description below	Credit Quality Baa to Aaa Dividend Frequency Declared daily and distributed monthly
The Fund seeks its investment objective by investing under normal circumstances at least 65% of its total assets in inflation-indexed bonds of varying maturities issued by the U.S. government and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Lehman Global Real: U.S. TIPS Index, which as of June 30, 2002 was 5.68 years. The Fund may not invest more than 2.5% of its total assets in the securities of a single issuer, except U.S. Government Securities.

The Fund may invest only in investment grade U.S. dollar-denominated securities that are rated at least Baa by Moody’s or BBB by S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may not invest more than 1% of its total assets in the securities of a single issuer that is rated Baa by Moody’s or BBB by S&P, or if unrated, determined by PIMCO to be of comparable quality. The Fund may not invest in securities denominated in foreign currencies, but may invest without limit in U.S. dollar-denominated securities of non-U.S. issuers.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may not enter into contracts to purchase securities on a forward basis with respect to more than 50% of its total assets.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk	• Issuer Risk • Derivatives Risk • Liquidity Risk	• Leveraging Risk • Management Risk • Mortgage Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The Fund does not have a full calendar year of performance. Thus, no bar chart or annual returns table is included for the Fund.

49	PIMCO Funds: Pacific Investment Management Series

PIMCO Real Return Fund II (continued)

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)(2)	Total Annual Fund Operating Expenses

Institutional	0.25%	None	0.20%	0.45%

Administrative	0.25	0.25%	0.20	0.70

(1)	Other Expenses reflect an Administrative Fee of 0.20%.
(2)	On October 1, 2001, the Fund’s Administrative Fee was reduced by 0.05%, to 0.20% per annum.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3

Institutional	$46	$144

Administrative	72	224

Prospectus	50

PIMCO Real Return Asset Fund	Ticker Symbols: PRAIX (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum real return, consistent with prudent investment management	Fund Focus Inflation-indexed fixed income securities Average Portfolio Duration See description below	Credit Quality B to Aaa; maximum 20% below Baa Dividend Frequency Declared daily and distributed monthly
The Fund seeks its investment objective by investing under normal circumstances at least 65% of its total assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The average portfolio duration of this Fund normally varies within three years (plus or minus) of the duration of the Lehman U.S. Treasury Inflation Notes 10+ Years Index, which as of June 30, 2002 was 10.36 years.

The Fund invests primarily in investment grade securities, but may invest up to 20% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Derivatives Risk • Liquidity Risk • Issuer Non-Diversification Risk • Foreign Investment Risk	• Currency Risk • Leveraging Risk • Management Risk • Mortgage Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The Fund does not have a full calendar year of performance. Thus, no bar chart or annual returns table is included for the Fund.

51	PIMCO Funds: Pacific Investment Management Series

PIMCO Real Return Asset Fund (continued)

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees(2)	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Institutional	0.40%	None	0.25%	0.65%

Administrative	0.40	0.25%	0.25	0.90

(1)	Other Expenses reflect an Administrative Fee of 0.25%.
(2)	Effective October 1, 2002, the Fund’s Advisory Fee was reduced by 0.10%, to 0.40% per annum.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3

Institutional	$ 66	$208

Administrative	92	287

Prospectus	52

PIMCO Short Duration Municipal Income Fund	Ticker Symbols: PSDIX (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks high current income exempt from federal income tax, consistent with preservation of capital.	Fund Focus Short to intermediate maturity municipal securities (exempt from federal income tax) Average Portfolio Duration 0-3 years	Credit Quality Baa to Aaa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.

The Fund may invest without limit in “private activity” bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”). For shareholders subject to the AMT, a substantial portion of the Fund’s distributions may not be exempt from federal income tax. The Fund may invest up to 20% of its net assets in other types of Fixed Income Instruments. The Fund may only invest in investment grade debt securities. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State Specific Risk. The average portfolio duration of this Fund varies based on PIMCO’s forecast for interest rates and under normal market conditions is not expected to exceed three years. The Fund will seek income that is high relative to prevailing rates from Municipal Bonds.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may also invest in securities issued by entities whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Derivatives Risk • Mortgage Risk • Leveraging Risk	• Management Risk • California State Specific Risk • New York State Specific Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. The Administrative Class of the Fund had not commenced operations as of the date of this prospectus. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

53	PIMCO Funds: Pacific Investment Management Series

PIMCO Short Duration Municipal Income Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	2.57%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ’00)	2.01%

	Lowest (4th Qtr. ’01)	0.75%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	Fund Inception (8/31/99)

Institutional Class Return Before Taxes	4.98%	5.11%

Institutional Class Return After Taxes on Distributions(1)	4.83%	5.04%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	4.55%	4.88%

Lehman Brothers 1-Year Municipal Bond Index(2)	5.77%	5.12%

Lipper Short Municipal Debt Fund Avg(3)	4.71%	4.55%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the Administrative Class shares will vary.

(2)
The Lehman Brothers 1-Year Municipal Bond Index is an unmanaged index comprised of National Municipal Bond issues having maturities from 1 to 2 years. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper Short Municipal Debt Fund Average is a total performance average of Funds tracked by Lipper, Inc. that invest in municipal debt issues with dollar-weighted maturities of less than three years. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Share Classes	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Institutional	0.20%	None	0.19%	0.39%

Administrative	0.20	0.25%	0.19	0.64

(1)  Other Expenses reflect an Administrative Fee of 0.19%.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Classes	Year 1	Year 3	Year 5	Year 10

Institutional	$40	$125	$219	$493

Administrative	65	205	357	798

Prospectus	54

PIMCO Short-Term Fund	Ticker Symbols: PTSHX (Inst. Class) PSFAX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum current income, consistent with preservation of capital and daily liquidity	Fund Focus Money market instruments and short maturity fixed income securities Average Portfolio Duration 0-1 year	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Fund will vary based on PIMCO’s forecast for interest rates and will normally not exceed one year. For point of reference, the dollar-weighted average portfolio maturity of this Fund is normally not expected to exceed three years.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 5% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk	• Issuer Risk • Derivatives Risk • Mortgage Risk	• Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to the inception date of Administrative Class shares (2/1/96), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual 12b-1/service fees and other expenses paid by Administrative Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

55	PIMCO Funds: Pacific Investment Management Series

PIMCO Short-Term Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	1.33%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ’95)	2.60%

	Lowest (1st Qtr. ’94)	0.19%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	5 Years	10 Years

Institutional Class Return Before Taxes	5.65%	6.08%	5.76%

Institutional Class Return After Taxes on Distributions(1)	3.54%	3.64%	3.48%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	3.42%	3.64%	3.48%

Administrative Class Return Before Taxes	5.40%	5.82%	5.50%

Salomon 3-Month Treasury Bill Index(2)	4.09%	5.01%	4.69%

Lipper Ultra-Short Obligation Fund Avg(3)	5.30%	5.57%	5.15%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the Administrative Class shares will vary.

(2)
The Salomon 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper Ultra-Short Obligation Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues or better, and maintain a portfolio dollar-weighted average maturity between 91 and 365 days. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Institutional	0.25%	None	0.32%	0.57%

Administrative	0.25	0.25%	0.24	0.74

(1)  Other Expenses reflect an Administrative Fee of 0.20% and interest expense. Total Annual Fund Operating Expenses excluding interest expense is 0.45% for the Institutional Class and 0.70% for the Administrative Class. Interest expense is generally incurred as a result of investment management activities.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Institutional	$58	$183	$318	$714

Administrative	76	237	411	918

Prospectus	56

PIMCO StocksPLUS Fund	Ticker Symbols: PSTKX (Inst. Class) PPLAX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of the S&P 500	Fund Focus S&P 500 stock index derivatives backed by a portfolio of short-term fixed income securities Average Portfolio Duration 0-1 year	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of the S&P 500 by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund uses S&P 500 derivatives in addition to or in place of S&P 500 stocks to attempt to equal or exceed the performance of the S&P 500. The value of S&P 500 derivatives closely track changes in the value of the index. However, S&P 500 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which is normally not expected to exceed one year.
The S&P 500 is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund is neither sponsored by nor affiliated with S&P. The Fund seeks to remain invested in S&P 500 derivatives or S&P 500 stocks even when the S&P 500 is declining.
Though the Fund does not normally invest directly in S&P 500 securities, when S&P 500 derivatives appear to be overvalued relative to the S&P 500, the Fund may invest all of its assets in a “basket” of S&P 500 stocks. Individual stocks are selected based on an analysis of the historical correlation between the return of every S&P 500 stock and the return on the S&P 500 itself. PIMCO may employ fundamental analysis of factors such as earnings and earnings growth, price to earnings ratio, dividend growth, and cash flows to choose among stocks that satisfy the correlation tests. Stocks chosen for the Fund are not limited to those with any particular weighting in the S&P 500. The Fund also may invest in exchange traded funds based on the S&P 500, such as Standard & Poor’s Depositary Receipts.
Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. In addition, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

Principal Risks
Under certain conditions, generally in a market where the value of both S&P 500 derivatives and fixed income securities are declining, the Fund may experience greater losses than would be the case if it invested directly in a portfolio of S&P 500 stocks. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Derivatives Risk • Credit Risk	• Interest Rate Risk • Liquidity Risk • Foreign Investment Risk • Currency Risk	• Mortgage Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to the inception date of Administrative Class shares (1/7/97), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual 12b-1/service fees and other expenses paid by Administrative Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

57	PIMCO Funds: Pacific Investment Management Series

PIMCO StocksPLUS Fund (continued)

Calendar Year Total Returns — Institutional Class

More Recent Return Information

1/1/02 - 9/30/02	-26.82%

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest (4th Qtr. ’98)	21.45%

Lowest (3rd Qtr. ’01)	-14.62%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	5 Years	Fund Inception (5/13/93)(4)

Institutional Class Return Before Taxes	-11.47%	10.72%	14.52%

Institutional Class Return After Taxes on Distributions(1)	-11.98%	6.27%	9.35%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	-6.97%	7.05%	9.64%

Administrative Class Return Before Taxes	-11.96%	10.28%	14.14%

S&P 500 Index(2)	-11.88%	10.70%	13.85%

Lipper Large-Cap Core Fund Average(3)	-13.83%	8.13%	11.52%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the Administrative Class shares will vary.

(2)
The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of common stocks. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper Large-Cap Core Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 75% of their equity assets in companies with market capitalizations (on a 3 year weighted basis) of greater than 300% of the dollar weighted median market capitalization of the S&P 400 Mid-Cap Index. It does not take into account sales charges.

(4)	The Fund began operations on 5/13/93. Index comparisons began on 4/30/93.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Institutional	0.40%	None	0.26%	0.66%

Administrative	0.40	0.25%	0.25	0.90

(1)  Other Expenses reflect an Administrative Fee of 0.25% paid by each class and interest expense attributable to the Institutional Class. Total Annual Fund Operating Expenses excluding interest expense is 0.65% for the Institutional Class. Interest expense is generally incurred as a result of investment management activities.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Institutional	$67	$211	$368	$ 822

Administrative	92	287	498	1,108

Prospectus	58

PIMCO StocksPLUS Total Return Fund	Ticker Symbols: N/A (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of the S&P 500	Fund Focus S&P 500 stock index derivatives backed by a portfolio of short and intermediate maturity fixed income securities Average Portfolio Duration 1-6 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of the S&P 500 by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund uses S&P 500 derivatives in addition to or in place of S&P 500 stocks to attempt to equal or exceed the performance of the S&P 500. The value of S&P 500 derivatives closely track changes in the value of the index. However, S&P 500 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies within a one- to six-year timeframe based on PIMCO’s forecast for interest rates.

The S&P 500 is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund is neither sponsored by nor affiliated with S&P. The Fund seeks to remain invested in S&P 500 derivatives or S&P 500 stocks even when the S&P 500 is declining.

Though the Fund does not normally invest directly in S&P 500 securities, when S&P 500 derivatives appear to be overvalued relative to the S&P 500, the Fund may invest all of its assets in a “basket” of S&P 500 stocks. Individual stocks are selected based on an analysis of the historical correlation between the return of every S&P 500 stock and the return on the S&P 500 itself. PIMCO may employ fundamental analysis of factors such as earnings and earnings growth, price to earnings ratio, dividend growth, and cash flows to choose among stocks that satisfy the correlation tests. Stocks chosen for the Fund are not limited to those with any particular weighting in the S&P 500. The Fund also may invest in exchange traded funds based on the S&P 500, such as Standard & Poor’s Depositary Receipts.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. In addition, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

Principal Risks
Under certain conditions, generally in a market where the value of both S&P 500 derivatives and fixed income securities are declining, the Fund may experience greater losses than would be the case if it invested directly in a portfolio of S&P 500 stocks. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Derivatives Risk • Credit Risk	• Interest Rate Risk • Liquidity Risk • Foreign Investment Risk • Currency Risk	• Mortgage Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The Fund does not have a full calendar year of performance. Thus, no bar chart or annual returns table is included for the Fund.

59	PIMCO Funds: Pacific Investment Management Series

PIMCO StocksPLUS Total Return Fund (continued)

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses	Expense Reduction(2)	Net Fund Operating Expenses

Institutional	0.49%	None	0.65%	1.14%	(0.40)%	0.74%

Administrative	0.49	0.25%	0.65	1.39	(0.40)	0.99

(1)
Other Expenses, which are based on estimated amounts for the initial fiscal year of the class, reflect an Administrative Fee of 0.25% and organizational expenses representing the Fund’s organizational expenses as attributed to the class and pro rata Trustee fees.

(2)
PIMCO has contractually agreed, for the Fund’s current fiscal year (3/31), to reduce Total Annual Fund Operating Expenses for the Institutional and Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses, 0.74% and 0.99%, respectively, of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3

Institutional	$ 76	$323

Administrative	101	401

Prospectus	60

PIMCO Strategic Balanced Fund	Ticker Symbols: PSBIX (Inst. Class) PSBAX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus 45-75% StocksPLUS Fund; 25-55% Total Return Fund Average Portfolio Duration Average of Funds held	Credit Quality Average of Funds held Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by normally investing between 45% and 75% of its total assets in the StocksPLUS Fund and between 25% and 55% of its total assets in the Total Return Fund. The Fund invests all of its assets in shares of the StocksPLUS and Total Return Funds and does not invest directly in stocks or bonds of other issuers.

The StocksPLUS Fund seeks to exceed the total return of the S&P 500 by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. The Total Return Fund seeks to achieve its investment objective by investing at least 65% of its total assets in a diversified portfolio of Fixed Income Securities of various maturities. Please see the Fund Summaries of the StocksPLUS and Total Return Funds in this prospectus for information on their investment styles and primary investments.

PIMCO determines how the Fund will allocate and reallocate its assets between the StocksPLUS and Total Return Funds according to the Fund’s equity/fixed income allocation targets and ranges. PIMCO does not allocate the Fund’s assets according to a predetermined blend of shares of the StocksPLUS and Total Return Funds. Instead, PIMCO will determine the mix of these Funds appropriate for the Fund based on methodology, developed by PIMCO, that forecasts stages in the business cycle and considers the risk and reward potential of equity and fixed income investments within specific phases of the business cycle.

The Fund is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objectives by investing in other mutual funds. The cost of investing in the Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, an investor will indirectly bear fees and expenses charged by the StocksPLUS and Total Return Funds in addition to the Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to shareholders and may therefore increase the amount of taxes payable by shareholders.

In addition to the StocksPLUS and Total Return Funds, the Fund may in the future invest in additional PIMCO Funds at the discretion of PIMCO and without shareholder approval.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect the net asset value, yield and total return of the Fund are:

• Allocation Risk	• Underlying Fund Risk

Among the principal risks of investing in the Underlying Funds, and consequently the Fund, which could adversely affect the net asset value, yield and total return of the Fund, are:

• Market Risk • Issuer Risk • Interest Rate Risk • Credit Risk	• Derivatives Risk • Liquidity Risk • Foreign Investment Risk • Currency Risk	• Mortgage Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks associated with the Underlying Funds and an investment in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of broad-based securities market indices and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to the inception date of Administrative Class shares (6/30/99), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual 12b-1/service fees and other expenses paid by Administrative Class shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. The Fund achieved the performance track record shown during a period when it pursued its investment objective using different investment strategies.

61	PIMCO Funds: Pacific Investment Management Series

PIMCO Strategic Balanced Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	-14.20%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (2nd Qtr. ’97)	12.23%

	Lowest (3rd Qtr. ’01)	-6.57%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	5 Years	Fund Inception (6/28/96)(5)

Institutional Class Return Before Taxes	-2.80%	9.63%	10.64%

Institutional Class Return After Taxes on Distributions(1)	-4.12%	6.41%	7.14%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	-1.73%	6.47%	7.14%

Administrative Class Return Before Taxes	-3.18%	9.36%	10.37%

S&P 500 Index(2)	-11.88%	10.70%	11.90%

S&P 500 and Lehman Brothers Aggregate Bond Index Blend(3)	-3.71%	9.81%	10.60%

Lipper Balanced Fund Avg(4)	-4.38%	7.65%	8.52%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the Administrative Class shares will vary.

(2)
The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of common stocks. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The index used for the Fund is a static self-blended index consisting 60% of the S&P 500 Composite Stock Price Index and 40% of the Lehman Brothers Aggregate Bond Index. The Fund believes this self-blended index reflects the Fund’s investment strategy more accurately than the S&P 500 Index. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(4)
The Lipper Balanced Fund Average is a total return performance average of Funds tracked by Lipper, Inc., whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. It does not take into account sales charges.

(5)	The Fund began operations on 6/28/96. Index comparisons began on 6/30/96.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Underlying Fund Expenses(2)	Total Annual Fund Operating Expenses

Institutional	None	None	0.05%	0.57%	0.62%

Administrative	None	0.25%	0.05	0.57	0.87

(1) Other Expenses reflect an Administrative Fee of 0.05%.
(2)  Underlying Fund Expenses for the Fund are estimated based upon a 60%/40% allocation of the Fund’s assets between the StocksPLUS and Total Return Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying Funds. Underlying Fund Expenses will vary with changes in the expenses of the Underlying Funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for the most recent fiscal year, please see the Fund Summaries of the Underlying Funds.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class		Year 1	Year 3	Year 5	Year 10

Institutional		$63	$199	$346	$ 774

Administrative		89	278	482	1,073

Prospectus	62

PIMCO Total Return Fund	Ticker Symbols: PTTRX (Inst. Class) PTRAX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Intermediate maturity fixed income securities Average Portfolio Duration 3-6 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Fund normally varies within a three- to six-year time frame based on PIMCO’s forecast for interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Derivatives Risk • Liquidity Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to the inception date of Administrative Class shares (9/8/94), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual 12b-1/service fees and other expenses paid by Administrative Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

63	PIMCO Funds: Pacific Investment Management Series

PIMCO Total Return Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	7.57%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ’01)	6.49%

	Lowest (1st Qtr. ’94)	-2.69%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	5 Years	10 Years

Institutional Class Return Before Taxes	9.49%	8.15%	8.25%

Institutional Class Return After Taxes on Distributions(1)	6.13%	4.99%	5.04%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	5.88%	5.00%	5.07%

Administrative Class Return Before Taxes	9.22%	7.88%	7.99%

Lehman Brothers Aggregate Bond Index(2)	8.44%	7.43%	7.23%

Lipper Intermediate Investment Grade Debt Fund Avg(3)	7.59%	6.44%	6.74%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the Administrative Class shares will vary.

(2)
The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper Intermediate Investment Grade Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Institutional	0.25%	None	0.18%	0.43%

Administrative	0.25	0.25%	0.18	0.68

(1)  Other Expenses reflect an Administrative Fee of 0.18%.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Institutional	$44	$138	$241	$542

Administrative	69	218	379	847

Prospectus	64

PIMCO Total Return Fund II	Ticker Symbols: PMBIX (Inst. Class) PRADX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Intermediate maturity fixed income securities Average Portfolio Duration 3-6 years	Credit Quality Baa to Aaa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Fund normally varies within a three- to six-year time frame based on PIMCO’s forecast for interest rates. The Fund may invest only in investment grade U.S. dollar denominated securities of U.S. issuers that are rated at least Baa by Moody’s or BBB by S&P, or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk	• Issuer Risk • Derivatives Risk • Mortgage Risk	• Leveraging Risk • Liquidity Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to the inception date of Administrative Class shares (11/30/94), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual 12b-1/service fees and other expenses paid by Administrative Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

65	PIMCO Funds: Pacific Investment Management Series

PIMCO Total Return Fund II (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	7.87%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ’01)	6.50%

	Lowest (1st Qtr. ’94)	-2.60%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	5 Years	10 Years

Institutional Class Return Before Taxes	9.66%	7.90%	7.93%

Institutional Class Return After Taxes on Distributions(1)	6.12%	4.92%	4.99%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	6.03%	4.89%	4.97%

Administrative Class Return Before Taxes	9.40%	7.63%	7.66%

Lehman Brothers Aggregate Bond Index(2)	8.44%	7.43%	7.23%

Lipper Intermediate Investment Grade Debt Fund Avg(3)	7.59%	6.44%	6.74%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the Administrative Class shares will vary.

(2)
The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper Intermediate Investment Grade Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Institutional	0.25%	None	0.25%	0.50%

Administrative	0.25	0.25%	0.25	0.75

(1) Other Expenses reflect an Administrative Fee of 0.25%.
Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Institutional	$51	$160	$280	$628

Administrative	77	240	417	930

Prospectus	66

PIMCO Total Return Fund III	Ticker Symbols: PTSAX (Inst. Class) PRFAX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Intermediate maturity fixed income securities Average Portfolio Duration 3-6 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Fund normally varies within a three- to six-year time frame based on PIMCO’s forecast for interest rates. The Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the provision of healthcare services, the manufacture of alcoholic beverages, tobacco products, pharmaceuticals or military equipment, or the operation of gambling casinos. The Fund will also avoid, to the extent possible on the basis of information available to the Adviser, the purchase of securities of issuers engaged in the production or trade of pornographic materials. An issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities.

The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Derivatives Risk • Liquidity Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to the inception date of Administrative Class shares (4/11/97), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual 12b-1/service fees and other expenses paid by Administrative Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

67	PIMCO Funds: Pacific Investment Management Series

PIMCO Total Return Fund III (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	6.35%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ’01)	6.72%

	Lowest (1st Qtr. ’94)	-2.68%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	5 Years	10 Years

Institutional Class Return Before Taxes	9.98%	7.85%	8.00%

Institutional Class Return After Taxes on Distributions(1)	7.09%	4.82%	4.55%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	6.23%	4.84%	4.73%

Administrative Class Return Before Taxes	9.60%	7.55%	7.72%

Lehman Brothers Aggregate Bond Index(2)	8.44%	7.43%	7.23%

Lipper Intermediate Investment Grade Debt Fund Avg(3)	7.59%	6.44%	6.74%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the Administrative Class shares will vary.

(2)
The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper Intermediate Investment Grade Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Institutional	0.25%	None	0.25%	0.50%

Administrative	0.25	0.25%	0.25	0.75

(1)  Other Expenses reflect an Administrative Fee of 0.25%.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Institutional	$51	$160	$280	$628

Administrative	77	240	417	930

Prospectus	68

PIMCO Total Return Mortgage Fund	Ticker Symbols: PTRIX (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short and intermediate maturity mortgage-related fixed income securities Average Portfolio Duration 1-7 years	Credit Quality Baa to Aaa; maximum 10% below Aaa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related Fixed Income Instruments of varying maturities (such as mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities and mortgage dollar rolls). The average portfolio duration of this Fund normally varies within a one- to seven-year time frame based on PIMCO’s forecast for interest rates. The Fund invests primarily in securities that are in the highest rating category, but may invest up to 10% of its total assets in investment grade securities rated below Aaa by Moody’s or AAA by S&P, subject to a minimum rating of Baa by Moody’s or BBB by S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may not invest in securities denominated in foreign currencies, but may invest without limit in U.S. dollar-denominated securities of foreign issuers.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Mortgage Risk • Derivatives Risk • Liquidity Risk	• Foreign Investment Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. The Administrative Class of the Fund has not commenced operations as of the date of this prospectus. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

69	PIMCO Funds: Pacific Investment Management Series

PIMCO Total Return Mortgage Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	7.82%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ’01)	4.66%

	Lowest (2nd Qtr. ’99)	-0.13%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	Fund Inception (7/31/97)

Institutional Class Return Before Taxes	9.99%	8.31%

Institutional Class Return After Taxes on Distributions(1)	6.30%	5.28%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	6.10%	5.15%

Lehman Brothers Mortgage Index(2)	8.22%	7.12%

Lipper U.S. Mortgage Fund Avg(3)	7.63%	6.28%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the Administrative Class shares will vary.

(2)
The Lehman Brothers Mortgage Index is an unmanaged index of mortgage-related fixed income securities. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper U.S. Mortgage Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Institutional	0.25%	None	0.25%	0.50%

Administrative	0.25	0.25%	0.25	0.75

(1)  Other Expenses reflect an Administrative Fee of 0.25%

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Institutional	$51	$160	$280	$628

Administrative	77	240	417	930

Prospectus	70

Summary of Principal Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund are identified in the Fund Summaries and are described in this section. Each Fund may be subject to additional principal risks and risks other than those described below because the types of investments made by a Fund can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under “Characteristics and Risks of Securities and Investment Techniques” appear in bold type. That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective.

Interest Rate Risk
As interest rates rise, the value of fixed income securities held by a Fund are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Credit Risk
A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

High Yield Risk
Funds that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its entire investment.

Market Risk
The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk
Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

71	PIMCO Funds: Pacific Investment Management Series

Derivatives Risk
Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

A Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Mortgage Risk
A Fund that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.

Foreign (Non-U.S.) Investment Risk
A Fund that invests in foreign securities may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, the Fund will generally have more exposure to regional economic risks associated with foreign investments.

European Concentration Risk
When a Fund concentrates its investments in Europe, it may be affected significantly by economic, regulatory or political developments affecting European issuers. All countries in Europe may be significantly affected by fiscal and monetary controls implemented by the European Economic and Monetary Union. Eastern European markets are relatively undeveloped and may be particularly sensitive to economic and political events affecting those countries.

Prospectus	72

Emerging Markets Risk
Foreign investment risk may be particularly high to the extent that a Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

Currency Risk
Funds that invest directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, a Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

Issuer Non-Diversification Risk
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than Funds that are “diversified.” Funds that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks. Similarly, a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or from issuers in the same state.

Leveraging Risk
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities.

Smaller Company Risk
The general risks associated with fixed income securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volumes than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Management Risk
Each Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

California State-Specific Risk
A Fund that concentrates its investments in California municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal. Provisions of the California Constitution and State statutes which limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or

73	PIMCO Funds: Pacific Investment Management Series

interest on their obligations. While California’s economy is broad, its does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

New York State-Specific Risk
A Fund that concentrates its investments in New York municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and a reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the State, and when New York City experiences financial difficulty it may have an adverse affect on New York municipal bonds held by the Fund. The growth rate of New York has at times been somewhat slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic and political factors.

Allocation Risk
The All Asset and Strategic Balanced Funds’ investment performance depend upon how their assets are allocated and reallocated between the Underlying Funds according to each Fund’s asset allocation targets and ranges. A principal risk of investing in each Fund is that the Fund’s adviser will make less than optimal or poor asset allocation decisions. The advisers attempt to identify allocations for the Underlying Funds that will provide consistent, quality performance for each Fund, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the adviser will focus on an Underlying Fund that performs poorly or underperforms other Funds under various market conditions. You could lose money on your investment in the Funds as a result of these allocation decisions.

Underlying Fund Risks
Because the All Asset and Strategic Balanced Funds invest all of their assets in Underlying Funds, the risks associated with investing in the Funds are closely related to the risks associated with the securities and other investments held by the Underlying Funds. The ability of each Fund to achieve its investment objective will depend upon the ability of the Underlying Funds to achieve their investment objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved.

The All Asset and Strategic Balanced Funds’ net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds in which it invests. The extent to which the investment performance and risks associated with each Fund correlate to those of a particular Underlying Fund will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the Underlying Fund, which will vary. To the extent that either Fund invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with each of the Underlying Funds.

Management of the Funds

Investment Adviser and Administrator
PIMCO serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Funds. Subject to the supervision of the Board of Trustees, PIMCO is responsible for managing the investment activities of the Funds and the Funds’ business affairs and other administrative matters. Research Affiliates, LLC (“Research Affiliates”) serves as the asset allocation sub-adviser to the All Asset Fund and selects the Underlying Funds in which the All Asset Fund invests.

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PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of September 30, 2002, PIMCO had approximately $301.7 billion in assets under management. Research Affiliates is located at 800 E. Colorado Blvd., 9th Floor, Pasadena, CA 91101.

Advisory Fees
Each Fund, except the Strategic Balanced Fund, pays PIMCO fees in return for providing investment advisory services. For the fiscal year ended March 31, 2002, the Funds paid monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund	Advisory Fees

Money Market Fund	0.15%
Short Duration Municipal Income Fund	0.20%
California Intermediate Municipal Bond, California Municipal Bond, Foreign Bond, Global Bond, Global Bond II, GNMA, High Yield, Investment Grade Corporate Bond, Long-Term U.S. Government, Low Duration, Low Duration II, Low Duration III, Moderate Duration, Municipal Bond, New York Municipal Bond, Real Return, Real Return II, Short-Term, Total Return, Total Return II, Total Return III and Total Return Mortgage Funds	0.25%
Convertible and StocksPLUS Funds	0.40%
Emerging Markets Bond Fund	0.45%
European Convertible and Real Return Asset* Funds	0.50%

*	Effective October 1, 2002, the investment advisory fee for the Real Return Asset Fund was reduced to an annual rate of 0.40%.

The All Asset, CommodityRealReturn Strategy and StocksPLUS Total Return Funds were not operational during the fiscal year ended March 31, 2002. The investment advisory fees for the All Asset, CommodityRealReturn Strategy and StocksPLUS Total Return Funds are at an annual rate of 0.20%, 0.49% and 0.49%, respectively, based upon the average daily net assets of the Fund. PIMCO pays a fee to Research Affiliates, the asset allocation sub-adviser of the All Asset Fund, at an annual rate of 0.20% of the average daily net assets of the Fund.

Administrative Fees
Each Fund pays for the administrative services it requires under a fee structure which is essentially fixed. Institutional and Administrative Class shareholders of each Fund pay an administrative fee to PIMCO, computed as a percentage of the Fund’s assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures administrative services for Institutional and Administrative Class shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

For the fiscal year ended March 31, 2002, the Funds paid PIMCO monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund’s Institutional and Administrative Class shares):

Fund	Administrative Fees

Strategic Balanced Fund	0.05%
Low Duration and Total Return Funds	0.18%
Short Duration Municipal Income Fund	0.19%
Moderate Duration, Money Market and Short-Term Funds	0.20%
California Intermediate Municipal Bond*, California Municipal Bond* and New York Municipal Bond* Funds	0.24%
Convertible, European Convertible, Foreign Bond, GNMA, High Yield, Investment Grade Corporate Bond, Long-Term U.S. Government, Low Duration II, Low Duration III, Municipal Bond*, Real Return*, Real Return II*, Real Return Asset, StocksPLUS, Total Return II, Total Return III and Total Return Mortgage Funds	0.25%
Global Bond and Global Bond II Funds	0.30%
Emerging Markets Bond Fund	0.40%

*
Effective October 1, 2001, the administrative fee for the California Intermediate Municipal Bond, California Municipal Bond, Municipal Bond, New York Municipal Bond, Real Return and Real Return II Funds was reduced to an annual rate of 0.22%, 0.22%, 0.24%, 0.22%, 0.20% and 0.20%, respectively.

The All Asset, CommodityRealReturn Strategy and StocksPLUS Total Return Funds were not operational during the fiscal year ended March 31, 2002. The administrative fees for the All Asset, CommodityRealReturn Strategy and StocksPLUS Total Return Funds are each at an annual rate of 0.05%, 0.25% and 0.25%, respectively, based upon the average daily net assets of the Fund.

75	PIMCO Funds: Pacific Investment Management Series

Fund of Funds Fees
The All Asset and Strategic Balanced Funds indirectly pay their proportionate share of the advisory fees paid to PIMCO by the Underlying Funds in which each Fund invests. Both Funds pay administrative fees to PIMCO at an annual rate of 0.05% based on the average daily net assets attributable in the aggregate to the Fund’s Institutional Class and Administrative Class shares. The Funds also indirectly pay their proportionate share of the administrative fees charged by PIMCO to the Underlying Funds in which each Fund invests.

The expenses associated with investing in a “fund of funds” are generally higher than those for mutual funds that do not invest primarily in other mutual funds. This is because shareholders in a “fund of funds” indirectly pay a portion of the fees and expenses charged at the underlying fund level. The Funds invest in Institutional Class shares of the Underlying Funds, which are not subject to any sales charges or 12b-1 fees.

PIMCO has broad discretion to allocate and reallocate the Strategic Balanced Fund’s assets among the Underlying Funds consistent with the Fund’s investment objective and policies and asset allocation targets and ranges. Although PIMCO does not charge an investment advisory fee for its asset allocation services for the Strategic Balanced Fund, PIMCO indirectly receives fees (including investment advisory and administrative fees) from the Underlying Funds in which the Fund invests. In this regard, PIMCO has a financial incentive to invest the Fund’s assets in Underlying Funds with higher fees than other Funds, even if it believes that alternate investments would better serve the Fund’s investment program. PIMCO is legally obligated to disregard that incentive in making asset allocation decisions for the Fund. The Trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to the Funds and the Underlying Funds of the Trust.

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Individual Portfolio Managers
The following individuals have primary responsibility for managing each of the noted Funds.

Fund	Portfolio Manager	Since	Recent Professional Experience

All Asset	Robert D. Arnott	7/02*	Chief Executive Officer, Research Affiliates LLC. Mr. Arnott is also Chairman of First Quadrant, L.P.

California Intermediate Municipal Bond California Municipal Bond Municipal Bond New York Municipal Bond Short Duration Municipal Income	Mark V. McCray	4/00 5/00* 4/00 4/00 4/00
Executive Vice President, PIMCO. He joined PIMCO as a Portfolio Manager in 2000. Prior to joining PIMCO, he was a bond trader from 1992-1999 at Goldman Sachs & Co. where he was appointed Vice President in 1996 and named co-head of municipal bond trading in 1997 with responsibility for the firm’s proprietary account and supervised municipal bond traders.

CommodityRealReturn Strategy Real Return Real Return II Real Return Asset	John B. Brynjolfsson	6/02* 1/97* 2/02* 11/01*	Executive Vice President, PIMCO. He joined PIMCO as a Portfolio Manager in 1989, and has managed fixed income accounts for various institutional clients and funds since 1992.

Convertible European Convertible	Yuri P. Garbuzov	5/02 5/02	Senior Vice President, PIMCO. He joined PIMCO as a Portfolio Manager in 1997, and has managed fixed income accounts for various institutional clients since that time.

Emerging Markets Bond	Mohamed A. El-Erian	8/99
Managing Director, PIMCO. He joined PIMCO as a Portfolio Manager in 1999. Prior to joining PIMCO, he was a Managing Director from 1998-1999 for Salomon Smith Barney/Citibank, where he was head of emerging markets research. Prior to that he was associated with the International Monetary Fund as a Deputy Director and Advisor from 1983-1998.

Foreign Bond Global Bond Global Bond II	Sudi Mariappa	11/00 11/00 11/00
Executive Vice President, PIMCO. He joined PIMCO as a Portfolio Manager in 2000. Prior to joining PIMCO, Mr. Mariappa was a Managing Director with Merrill Lynch from 1999-2000. Prior to that, he was associated with Sumitomo Finance International as an Executive Director in 1998, and with Long-term Capital Management as a strategist from 1995-1998.

GNMA Total Return Mortgage	W. Scott Simon	10/01 4/00
Executive Vice President, PIMCO. He joined PIMCO as a Portfolio Manager in 2000. Prior to joining PIMCO, he was a Senior Managing Director and co-head of mortgage-backed security pass-through trading at Bear Stearns & Co.

High Yield	Raymond G. Kennedy	4/02	Managing Director, PIMCO. He is a Portfolio Manager and a senior member of PIMCO’s investment strategy group. He joined PIMCO as a Credit Analyst in 1996.

Investment Grade Corporate Bond	Mark Kiesel	11/02
Executive Vice President, PIMCO. He is a Portfolio Manager and a senior member of PIMCO's investment strategy group. He has served as a Portfolio Manager, head of equity derivatives and as a senior Credit Analyst since joining PIMCO in 1996.

Long-Term U.S. Government	James M. Keller	4/00	Managing Director, PIMCO. He joined PIMCO as a Portfolio Manager in 1996, and has managed fixed income accounts for various institutional clients since that time.

Low Duration Low Duration II Low Duration III Moderate Duration Strategic Balanced StocksPLUS StocksPLUS Total Return Total Return Total Return II Total Return III	William H. Gross	5/87* 10/91* 12/96* 1/98 1/98 1/98 6/02* 5/87* 12/91* 5/91*	Managing Director, Chief Investment Officer and a founding partner of PIMCO. He leads a team which manages the Moderate Duration, Strategic Balanced, StocksPLUS and StocksPLUS Total Return Funds.

Money Market Short-Term	Paul A. McCulley	11/99 8/99
Managing Director, PIMCO. He has managed fixed income assets since joining PIMCO in 1999. Prior to joining PIMCO, Mr. McCulley was associated with Warburg Dillon Read as a Managing Director from 1992-1999 and Head of Economic and Strategy Research for the Americas from 1995-1999, where he managed macro research world-wide.

*    Since inception of the Fund.

Distributor
The Trust’s Distributor is PIMCO Advisors Distributors LLC, an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. The Distributor, located at 2187 Atlantic Street, Stamford, CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

77	PIMCO Funds: Pacific Investment Management Series

Classes of Shares—
Institutional Class and Administrative Class Shares

The Trust offers investors Institutional Class and Administrative Class shares of the Funds in this prospectus.

With the exception of the CommodityRealReturn Strategy Fund, the Trust does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Institutional Class or Administrative Class shares. Administrative Class shares are subject to a higher level of operating expenses than Institutional Class shares due to the additional service and/or distribution fees paid by Administrative Class shares as described below. Therefore, Institutional Class shares will generally pay higher dividends and have a more favorable investment return than Administrative Class shares.

•   Service and Distribution (12b-1) Fees—Administrative Class Shares.  The Trust has adopted both an Administrative Services Plan and a Distribution Plan for the Administrative Class shares of each Fund. The Distribution Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (“1940 Act”), as amended.

Each Plan allows the Funds to use its Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The Distribution Plan permits reimbursement for expenses in connection with the distribution and marketing of Administrative Class shares and/or the provision of shareholder services to Administrative Class shareholders. The Administrative Services Plan permits reimbursement for services in connection with the administration of plans or programs that use Administrative Class shares of the Funds as their funding medium and for related expenses.

In combination, the Plans permit a Fund to make total reimbursements at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Administrative Class shares. The same entity may not receive both distribution and administrative services fees with respect to the same Administrative Class assets, but may receive fees under each Plan with respect to separate assets. Because these fees are paid out of a Fund’s Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares, and Distribution Plan fees may cost an investor more than other types of sales charges.

•   Arrangements with Service Agents.  Institutional Class and Administrative Class shares of the Funds may be offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Fund shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer’s investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

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Purchases, Redemptions and Exchanges

Purchasing Shares
Investors may purchase Institutional Class and Administrative Class shares of the Funds at the relevant net asset value (“NAV”) of that class without a sales charge.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers’ investments in the Funds.

Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries, and each Fund pays service and/or distribution fees to these entities for services they provide to Administrative Class shareholders.

Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and “wrap account” programs established with broker-dealers or financial intermediaries may purchase shares of either class only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and will not require a Fund to pay any type of administrative payment per participant account to any third party. Shares may be offered to clients of PIMCO and its affiliates, and to the benefit plans of PIMCO and its affiliates.

•   Investment Minimums.  The minimum initial investment for shares of either class is $5 million, except that the minimum initial investment for a registered investment adviser purchasing Institutional Class shares for its clients through omnibus accounts is $250,000 per Fund. In addition, the minimum initial investment does not apply to Institutional Class shares offered through fee-based programs sponsored and maintained by a registered broker-dealer and approved by the Distributor which each investor pays an asset based fee at an annual rate of at least 0.50% of the assets in the account to a financial intermediary for investment advisory and/or administrative services.

The Trust and the Distributor may waive the minimum initial investment for other categories of investors at their discretion.

The investment minimums discussed in this section and the limitations set forth below do not apply to participants in PIMCO Advisors Portfolio Strategies, a managed product sponsored by PIMCO Advisors.

•   Timing of Purchase Orders and Share Price Calculations.  A purchase order received by the Trust’s transfer agent, National Financial Data Services (“Transfer Agent”), prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, on a day the Trust is open for business, together with payment made in one of the ways described below, will be effected at that day’s NAV. An order received after the close of regular trading on the New York Stock Exchange will be effected at the NAV determined on the next business day. However, orders received by certain retirement plans and other financial intermediaries on a business day prior to the close of regular trading on the New York Stock Exchange and communicated to the Transfer Agent prior to 9:00 a.m., Eastern time, on the following business day will be effected at the NAV determined on the prior business day. The Trust is “open for business” on each day the New York Stock Exchange is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

•   Initial Investment.  Investors may open an account by completing and signing a Client Registration Application and mailing it to PIMCO Funds at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. A Client Registration Application may be obtained by calling 1-800-927-4648.

79	PIMCO Funds: Pacific Investment Management Series

Except as described below, an investor may purchase Institutional Class and Administrative Class shares only by wiring federal funds to the Trust’s Transfer Agent, National Financial Data Services, 330 West 9th Street, 4th Floor, Kansas City, Missouri 64105. Before wiring federal funds, the investor must telephone the Trust at 1-800-927-4648 to receive instructions for wire transfer and must provide the following information: name of authorized person, shareholder name, shareholder account number, name of Fund and share class, and amount being wired.

An investor may purchase shares without first wiring federal funds if the proceeds of the investment are derived from an advisory account the investor maintains with PIMCO or one of its affiliates, or from an investment by broker-dealers, institutional clients or other financial intermediaries which have established a shareholder servicing relationship with the Trust on behalf of their customers.

•   Additional Investments.  An investor may purchase additional Institutional Class and Administrative Class shares of the Funds at any time by calling the Trust and wiring federal funds to the Transfer Agent as outlined above.

•   Other Purchase Information.  Purchases of a Fund’s Institutional Class and Administrative Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

An investor should invest in the Funds for long-term investment purposes only. The Trust and PIMCO each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

Institutional Class and Administrative Class shares of the Trust are not qualified or registered for sale in all states. Investors should inquire as to whether shares of a particular Fund are available for offer and sale in the investor’s state of residence. Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

Subject to the approval of the Trust, an investor may purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust’s valuation policies. These transactions will be effected only if PIMCO intends to retain the security in the Fund as an investment. Assets purchased by a Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

•   Retirement Plans.  Shares of the Funds are available for purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or

Prospectus	80

the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

Redeeming Shares
•   Redemptions by Mail.  An investor may redeem (sell) Institutional Class and Administrative Class shares by submitting a written request to PIMCO Funds at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust’s account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption.

•   Redemptions by Telephone or Other Wire Communication.  An investor that elects this option on the Client Registration Application (or subsequently in writing) may request redemptions of shares by calling the Trust at 1-800-927-4648, by sending a facsimile to 1-949-725-6830, by sending an e-mail to shareholder.services@pimco.com, or by other means of wire communication. Investors should state the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed, the account number and the signature (which may be an electronic signature) of an authorized signatory. Redemption requests of an amount of $10 million or more may be initiated by telephone or by e-mail, but must be confirmed in writing by an authorized party prior to processing.

In electing a telephone redemption, the investor authorizes PIMCO and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by PIMCO or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus. Shareholders should realize that by electing the telephone, or wire or e-mail redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by telephone or e-mail when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing or via e-mail). All telephone transactions are recorded, and PIMCO or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See “Other Redemption Information.”

Shareholders may decline telephone exchange or redemption privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by facsimile, e-mail or overnight courier.

Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

81	PIMCO Funds: Pacific Investment Management Series

•   Timing of Redemption Requests and Share Price Calculations.  A redemption request received by the Trust or its designee prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, is effective on that day. A redemption request received after that time becomes effective on the next business day. Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. The request must properly identify all relevant information such as account number, redemption amount (in dollars or shares), the Fund name, and must be executed or initiated by the appropriate signatories.

•   Other Redemption Information.  Redemption proceeds will ordinarily be wired to the investor’s bank within three business days after the redemption request, but may take up to seven business days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust’s procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem Institutional Class and Administrative Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000. This mandatory redemption policy does not apply to participants in PIMCO Advisors Portfolio Strategies, a managed product sponsored by PIMCO Advisors.

The Trust agrees to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Exchange Privilege
An investor may exchange Institutional Class or Administrative Class shares of a Fund for shares of the same class of any other Fund of the Trust that offers that class based on the respective NAVs of the shares involved. An exchange may be made by following the redemption procedure described above under “Redemptions by Mail” or, if the investor has elected the telephone redemption option, by calling the Trust at 1-800-927-4648. An investor may also exchange shares of a Fund for shares of the same class of a fund of PIMCO Funds: Multi-Manager Series, an affiliated mutual fund family composed primarily of equity portfolios managed by PIMCO Advisors and its subsidiaries. Shareholders interested in such an exchange may request a prospectus for these other Funds by contacting PIMCO Funds at the same address and telephone number as the Trust.

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An investor may exchange shares only with respect to Funds that are registered in the investor’s state of residence or where an exemption from registration is available. An exchange order is treated the same for tax purposes as a redemption followed by a purchase and may result in a capital gain or loss, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this Prospectus and “Taxation” in the Statement of Additional Information.

The Trust reserves the right to refuse exchange purchases if, in the judgment of PIMCO, the purchase would adversely affect a Fund and its shareholders. In particular, a pattern of exchanges characteristic of “market-timing” strategies may be deemed by PIMCO to be detrimental to the Trust or a particular Fund. Currently, the Trust limits the number of “round trip” exchanges investors may make. An investor makes a “round trip” exchange when the investor purchases shares of a particular Fund, subsequently exchanges those shares for shares of a different PIMCO Fund, and then exchanges back into the originally purchased Fund. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased Fund) more than six round trip exchanges in any twelve-month period. The Trust reserves the right to impose additional restrictions on exchanges at any time, although it will attempt to give shareholders 30 days’ prior notice whenever it is reasonably able to do so.

Special Redemption Fee for the CommodityRealReturn Fund
The CommodityRealReturn Strategy Fund imposes a fee of 0.25%, payable to the Fund, on redemption and exchange orders. The Trust will waive the fee on any redemption or exchange order received directly by the Trust, prior to 1:00 p.m. Eastern time, from shareholders that hold their shares directly with the Trust. Redemptions and exchanges by shareholders that are investing through financial service firms that have not agreed to assess the redemption fee against such shareholders will not be subject to the redemption fee. The Trust may eliminate or modify the redemption fee or waivers at any time.

How Fund Shares Are Priced

The net asset value (“NAV”) of a Fund’s Institutional and Administrative Class shares is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Except for the Money Market Fund, for purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

The Money Market Fund’s securities are valued using the amortized cost method of valuation, which involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

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Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Funds or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by PIMCO. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

Under certain circumstances, the per share NAV of the Administrative Class shares of the Funds may be lower than the per share NAV of the Institutional Class shares as a result of the daily expense accruals of the service and/or distribution fees paid by Administrative Class shares. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the two classes.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. A shareholder begins earning dividends on Fund shares the day after the Trust receives the shareholder’s purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Administrative Class shares are expected to be lower than dividends on Institutional Class shares as a result of the distribution fees applicable to Administrative Class shares. The following shows when each Fund intends to declare and distribute income dividends to shareholders of record.

Fund	Declared Daily and Paid Monthly	Declared and Paid Quarterly

Fixed Income Funds	•

All Asset, CommodityRealReturn Strategy, Convertible, European Convertible, StocksPLUS, StocksPLUS Total Return and Strategic Balanced Funds		•

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

A Fund’s dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Client Registration Application or by submitting a written request, signed by the appropriate signatories, indicating the account number, Fund name(s) and wiring instructions. Shareholders do not pay any sales charges on shares received through the reinvestment of Fund distributions.

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Tax Consequences

•   Taxes on Fund Distributions.  A shareholder subject to U.S. federal income tax will be subject to tax on Fund distributions whether they are paid in cash or reinvested in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to the shareholder as either ordinary income or capital gains.

Fund dividends (i.e., distributions of investment income) are taxable to shareholders as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long a shareholder has owned the shares. Distributions of gains from investments that a Fund owned for more than one year will generally be taxable to shareholders as long-term capital gains. Distributions of gains from investments that the Fund owned for one year or less will generally be taxable as ordinary income.

Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution.

•   Taxes on Redemption or Exchanges of Shares.  Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. When a shareholder exchanges shares of a Fund for shares of another series, the transaction will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

•   A Note on the CommodityRealReturn Strategy, Real Return, Real Return II and Real Return Asset Funds.     Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund’s gross income. Due to original issue discount, the Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

•   A Note on the Municipal Funds.  Dividends paid to shareholders of the Municipal Funds and derived from Municipal Bond interest are expected to be designated by the Funds as “exempt-interest dividends” and shareholders may generally exclude such dividends from gross income for federal income tax purposes. The federal tax exemption for “exempt-interest dividends” from Municipal Bonds does not necessarily result in the exemption of such dividends from state and local taxes although the California Intermediate Municipal Bond Fund, the California Municipal Bond Fund, and the New York Municipal Bond Fund intend to arrange their affairs so that a portion of such distributions will be exempt from state taxes in the respective state. Each Municipal Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Dividends derived from taxable interest or capital gains will be subject to federal income tax. The interest on “private activity” bonds is a tax-preference item for purposes of the federal alternative minimum tax. As a result, for shareholders that are subject to the alternative minimum tax, income derived from “private activity” bonds will not be exempt from federal income tax. The Municipal Funds seek to produce income that is generally exempt from federal income tax and will not benefit investors in tax-sheltered retirement plans or individuals not subject to federal income tax. Further, the California Intermediate Municipal Bond, the California Municipal Bond, and the New York Municipal Bond Funds seek to produce income that is generally exempt from the relevant state’s income tax and will not benefit individuals that are not subject to that state’s income tax.

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•   A Note on Fund of Funds.  The All Asset and Strategic Balanced Funds’ use of a fund of funds structure could affect the amount, timing and character of distributions to shareholders, and may therefore increase the amount of taxes payable by shareholders.

This section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

Characteristics and Risks of
Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds described under “Summary Information” and “Summary of Principal Risks” above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

The All Asset and Strategic Balanced Funds invest their assets in shares of the Underlying Funds, and as such do not invest directly in the securities described below. The Underlying Funds, however, may invest in such securities. Because the value of an investment in the All Asset and Strategic Balanced Funds are directly related to the investment performance of the Underlying Funds in which they invest, the risks of investing in these Funds are closely related to the risks associated with the Underlying Funds and their investments in the securities described below.

Securities Selection
Most of the Funds in this prospectus seek maximum total return. The total return sought by a Fund consists of both income earned on a Fund’s investments and capital appreciation, if any, arising from increases in the market value of a Fund’s holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates or improving credit fundamentals for a particular market sector or security.

In selecting securities for a Fund, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into sectors such as: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

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U.S. Government Securities
U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Municipal Bonds
Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Funds may invest include municipal lease obligations. The Funds may also invest in securities issued by entities whose underlying assets are municipal bonds.

The Funds may invest, without limitation, in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 7 to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

Mortgage-Related and Other Asset-Backed Securities
Each Fund may invest in mortgage- or other asset-backed securities. Except for the California Intermediate Municipal Bond, California Municipal Bond, Convertible, European Convertible, Money Market, Municipal Bond, New York Municipal Bond and Short Duration Municipal Income Funds, each Fund may invest all of its assets in such securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. A Fund may not invest more than 5% of its total assets in any combination of IO, PO, or inverse floater securities. The Funds may invest in other asset-backed securities that have been offered to investors.

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Loan Participations and Assignments
Certain Funds may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate Debt Securities
Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High Yield Securities
Securities rated lower than Baa by Moody’s or lower than BBB by S&P are sometimes referred to as “high yield” or “junk” bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. The Emerging Markets Bond Fund may invest in securities that are in default with respect to the payment of interest or repayment of principal, or presenting an imminent risk of default with respect to such payments. Issuers of securities in default may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.

Variable and Floating Rate Securities
Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. Each Fund may invest in floating rate debt instruments (“floaters”) and (except the Money Market Fund) engage in credit spread trades. While floaters provide a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. Each Fund (except the Money Market Fund) may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. A Fund may not invest more than 5% of its total assets in any combination of inverse floater, interest only, or principal only securities.

Inflation-Indexed Bonds
Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure
Each Fund (except the Money Market Fund) may obtain event-linked exposure by investing in “event-linked bonds,” “event-linked swaps” or implement “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events

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include hurricanes, earthquakes, weather-related phenomenon, or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, a Fund may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose a Fund to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Convertible and Equity Securities
Each Fund may invest in convertible securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

While the Fixed Income Funds intend to invest primarily in fixed income securities, each may invest in convertible securities or equity securities. While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, a Fund may consider convertible securities or equity securities to gain exposure to such investments.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Securities
Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. Shareholders should consider carefully the substantial risks involved for Funds that invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Certain Funds also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

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•   Emerging Market Securities.  Each Fund (except the California Intermediate Municipal Bond, California Municipal Bond, Long-Term U.S. Government, Low Duration II, Money Market, Municipal Bond, New York Municipal Bond, Short Duration Municipal Income and Total Return II Funds) may invest up to 10% of its total assets (5% in the case of the Low Duration, Low Duration III and Short-Term Funds) in securities of issuers based in countries with developing (or “emerging market”) economies. The Emerging Markets Bond Fund may invest without limit in such securities.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Each Fund (except the California Intermediate Municipal Bond, California Municipal Bond, Long-Term U.S. Government, Low Duration II, Municipal Bond, New York Municipal Bond, Short Duration Municipal Income and Total Return II Funds) may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by a Fund may be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

Foreign (Non-U.S.) Currencies
A Fund that invests directly in foreign currencies or in securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments.

•   Foreign Currency Transactions.  Funds that invest in securities denominated in foreign currencies may engage in foreign currency transactions on a spot (cash) basis, and enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the

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currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Fund will segregate assets determined to be liquid by PIMCO to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase Agreements
Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings
Each Fund may enter into reverse repurchase agreements and dollar rolls, subject to a Fund’s limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will segregate assets determined to be liquid by PIMCO or otherwise cover its obligations under reverse repurchase agreements, dollar rolls, and other borrowings. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Fund.

Each Fund may borrow money to the extent permitted under the 1940 Act. This means that, in general, a Fund may borrow money from banks for any purpose on a secured basis in an amount up to  1/3 of the Fund’s total assets. A Fund may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Fund’s total assets.

Derivatives
Each Fund (except the Money Market Fund) may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). Each Fund (except the Money Market Fund) may invest some or all of its assets in derivative instruments. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. A description of these and other derivative instruments that the Funds may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

•     A Note on the CommodityRealReturn Strategy Fund.  While each Fund (except the Money Market Fund) may invest in the following types of derivative instruments, the CommodityRealReturn Strategy Fund typically will seek to gain exposure to the commodity markets by investing in commodity-linked derivative instruments, swap transactions, or index-linked and commodity-linked “structured” notes.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the

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commodities markets. Swap transactions are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments. A Fund bears the risk that the counterparty could default under a swap agreement. Further, certain Funds may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are “commodity-linked” or “index-linked” notes. They are sometimes referred to as “structured notes” because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note.

The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investment. These notes expose a Fund economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. Therefore, at the maturity of the note, a Fund may receive more or less principal that it originally invested. A Fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk.  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. Additionally, credit default swaps could result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability.  Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

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Market and Other Risks.  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Delayed Funding Loans and Revolving Credit Facilities
The Funds (except the Money Market and Municipal Bond Funds) may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-Issued, Delayed Delivery and Forward Commitment Transactions
Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Investment in Other Investment Companies
The All Asset and Strategic Balanced Funds invest substantially all of their assets in other investment companies. The Strategic Balanced Fund’s investment in a particular Underlying Fund normally will exceed 25% of its total assets. The All Asset Fund’s investment in a particular Underlying Fund normally will not exceed 50% of its total assets. Each other Fund may invest up to 10% of its total assets in securities of other investment companies, such as open-end or closed-end management investment companies, or in pooled accounts or other investment vehicles which invest in foreign markets. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.

Subject to the restrictions and limitations of the 1940 Act, each Fund may elect to pursue its investment objective either by investing directly in securities, or by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives, policies and limitations as the Fund.

93	PIMCO Funds: Pacific Investment Management Series

Short Sales
Each Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. A Fund making a short sale must segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.

Illiquid Securities
Each Fund may invest up to 15% (10% in the case of the Money Market Fund) of its net assets in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of Portfolio Securities
For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to a party arranging the loan.

Portfolio Turnover
The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

With respect to the Strategic Balanced Fund, the adviser to the Fund does not expect to reallocate the Fund’s assets among the Underlying Funds on a frequent basis so the portfolio turnover rate for the Fund is expected to be modest (i.e., less than 50%) in comparison to most mutual funds. With respect to the All Asset Fund, the asset allocation sub-adviser to the Fund expects portfolio turnover to be, on average, approximately 100% per year. In addition, the Funds indirectly bear the expenses associated with portfolio turnover of the Underlying Funds, which may have fairly high portfolio turnover rates (i.e., in excess of 100%). Shareholders in the Funds may also bear expenses directly or indirectly through sales of securities held by the Fund and the Underlying Funds which result in realization of taxable capital gains. To the extent such gains relate to securities held for twelve months or less, such gains will be short-term capital gains taxed at ordinary income tax rates when distributed to shareholders who are individuals.

Temporary Defensive Strategies
For temporary or defensive purposes, each Fund may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When a Fund engages in such strategies, it may not achieve its investment objective.

Prospectus	94

Changes in Investment Objectives and Policies
The investment objective of the Global Bond Fund II may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated, all other investment policies of the Funds may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations
Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. For each Fund that has adopted a policy to invest at least 80% of its assets in investments suggested by its name, the term “assets” means net assets plus the amount of borrowings for investment purposes.

Credit Ratings and Unrated Securities
Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody’s and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the portfolio manager’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Other Investments and Techniques
The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Funds to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Funds.

95	PIMCO Funds: Pacific Investment Management Series

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Prospectus	96

Financial Highlights

The financial highlights table is intended to help a shareholder understand the financial performance of Institutional and Administrative Class shares of each Fund for the past 5 years or, if the class is less than 5 years old, since the class of shares commenced operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, are included in the Trust’s annual report to shareholders. The annual report is incorporated by reference in the Statement of Additional Information and is available free of charge by calling the Trust at the phone number on the back of this prospectus. Note: All footnotes to the financial highlights table appear at the end of the tables.

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

Money Market Fund
Institutional Class
03/31/2002	$1.00	$0.03	(a)	$0.00	(a)	$0.03	$(0.03)	$0.00
03/31/2001	1.00	0.06	(a)	0.00	(a)	0.06	(0.06)	0.00
03/31/2000	1.00	0.05	(a)	0.00	(a)	0.05	(0.05)	0.00
03/31/1999	1.00	0.05	(a)	0.00	(a)	0.05	(0.05)	0.00
03/31/1998	1.00	0.05	(a)	0.00	(a)	0.05	(0.05)	0.00
Administrative Class
03/31/2002	1.00	0.03	(a)	0.00	(a)	0.03	(0.03)	0.00
03/31/2001	1.00	0.06	(a)	0.00	(a)	0.06	(0.06)	0.00
03/31/2000	1.00	0.05	(a)	0.00	(a)	0.05	(0.05)	0.00
03/31/1999	1.00	0.05	(a)	0.00	(a)	0.05	(0.05)	0.00
03/31/1998	1.00	0.05	(a)	0.00	(a)	0.05	(0.05)	0.00
Short-Term Fund
Institutional Class
03/31/2002	$10.03	$0.39	(a)	$0.02	(a)	$0.41	$(0.42)	$(0.02)
03/31/2001	9.95	0.64	(a)	0.10	(a)	0.74	(0.64)	(0.02)
03/31/2000	10.03	0.59	(a)	(0.08	)(a)	0.51	(0.59)	0.00
03/31/1999	10.06	0.57	(a)	(0.02	)(a)	0.55	(0.57)	(0.01)
03/31/1998	10.00	0.62	(a)	0.06	(a)	0.68	(0.61)	(0.01)
Administrative Class
03/31/2002	10.03	0.29	(a)	0.09	(a)	0.38	(0.39)	(0.02)
03/31/2001	9.95	0.60	(a)	0.12	(a)	0.72	(0.62)	(0.02)
03/31/2000	10.03	0.57	(a)	(0.09	)(a)	0.48	(0.56)	0.00
03/31/1999	10.06	0.54	(a)	(0.02	)(a)	0.52	(0.54)	(0.01)
03/31/1998	10.00	0.59	(a)	0.07	(a)	0.66	(0.59)	(0.01)
Low Duration Fund
Institutional Class
03/31/2002	$10.03	$0.54	(a)	$0.04	(a)	$0.58	$(0.54)	$(0.01)
03/31/2001	9.81	0.68	(a)	0.21	(a)	0.89	(0.67)	0.00
03/31/2000	10.10	0.64	(a)	(0.29	)(a)	0.35	(0.64)	0.00
03/31/1999	10.18	0.65	(a)	(0.02	)(a)	0.63	(0.65)	(0.06)
03/31/1998	9.98	0.65	(a)	0.23	(a)	0.88	(0.65)	(0.03)
Administrative Class
03/31/2002	10.03	0.50	(a)	0.05	(a)	0.55	(0.51)	(0.01)
03/31/2001	9.81	0.62	(a)	0.25	(a)	0.87	(0.65)	0.00
03/31/2000	10.10	0.61	(a)	(0.29	)(a)	0.32	(0.61)	0.00
03/31/1999	10.18	0.62	(a)	(0.02	)(a)	0.60	(0.62)	(0.06)
03/31/1998	9.98	0.63	(a)	0.22	(a)	0.85	(0.62)	(0.03)
Low Duration Fund II
Institutional Class
03/31/2002	$9.98	$0.52	(a)	$0.05	(a)	$0.57	$(0.51)	$(0.27)
03/31/2001	9.69	0.62	(a)	0.29	(a)	0.91	(0.62)	0.00
03/31/2000	9.95	0.58	(a)	(0.27	)(a)	0.31	(0.57)	0.00
03/31/1999	10.00	0.58	(a)	0.00	(a)	0.58	(0.58)	(0.05)
03/31/1998	9.81	0.22	(a)	0.59	(a)	0.81	(0.60)	(0.02)
Administrative Class
03/31/2002	9.98	0.42	(a)	0.12	(a)	0.54	(0.48)	(0.27)
03/31/2001	9.69	0.59	(a)	0.30	(a)	0.89	(0.60)	0.00
03/31/2000	9.95	0.52	(a)	(0.23	)(a)	0.29	(0.55)	0.00
03/31/1999	10.00	0.56	(a)	0.00	(a)	0.56	(0.56)	(0.05)
02/02/1998 – 03/31/1998	10.03	0.14	(a)	(0.08	)(a)	0.06	(0.09)	0.00

97	PIMCO Funds: Pacific Investment Management Series

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$0.00	$(0.03)	$ 1.00	2.91%	$ 104,369	0.35%		2.87%	N/A
0.00	(0.06)	1.00	6.20	135,990	0.35		6.02	N/A
0.00	(0.05)	1.00	5.21	305,016	0.35		5.04	N/A
0.00	(0.05)	1.00	5.14	322,290	0.35		4.85	N/A
0.00	(0.05)	1.00	5.40	55,335	0.35		5.29	N/A

0.00	(0.03)	1.00	2.65	13,360	0.60		2.33	N/A
0.00	(0.06)	1.00	5.94	7,165	0.60		5.75	N/A
0.00	(0.05)	1.00	4.96	9,791	0.60		4.79	N/A
0.00	(0.05)	1.00	4.93	9,273	0.60		4.44	N/A
0.00	(0.05)	1.00	5.12	749	0.60		5.04	N/A

$0.00	$(0.44)	$10.00	4.11%	$1,053,121	0.57	%(c)	3.88%	131%
0.00	(0.66)	10.03	7.65	524,693	1.01	(c)	6.42	121
0.00	(0.59)	9.95	5.19	589,203	0.64	(c)	5.88	38
0.00	(0.58)	10.03	5.63	495,752	0.45		5.66	47
0.00	(0.62)	10.06	7.06	172,846	0.45		6.12	48

0.00	(0.41)	10.00	3.85	290,124	0.74	(e)	2.88	131
0.00	(0.64)	10.03	7.40	4,610	1.25	(e)	6.01	121
0.00	(0.56)	9.95	4.91	15,137	0.89	(e)	5.67	38
0.00	(0.55)	10.03	5.39	3,769	0.70		5.37	47
0.00	(0.60)	10.06	6.80	5,147	0.70		5.86	48

$0.00	$(0.55)	$10.06	5.91%	$4,230,041	0.43%		5.30%	569%
0.00	(0.67)	10.03	9.44	3,950,592	0.49	(b)	6.86	348
0.00	(0.64)	9.81	3.56	3,440,455	0.51	(b)	6.40	82
0.00	(0.71)	10.10	6.35	3,367,438	0.43		6.36	245
0.00	(0.68)	10.18	9.00	2,759,531	0.43		6.39	309

0.00	(0.52)	10.06	5.65	261,061	0.68		4.93	569
0.00	(0.65)	10.03	9.17	151,774	0.74	(d)	6.31	348
0.00	(0.61)	9.81	3.30	118,874	0.75	(d)	6.13	82
0.00	(0.68)	10.10	6.09	128,212	0.68		6.09	245
0.00	(0.65)	10.18	8.73	46,186	0.68		6.16	309

$0.00	$(0.78)	$ 9.77	5.75%	$ 360,070	0.50%		5.22%	582%
0.00	(0.62)	9.98	9.74	636,542	0.50		6.37	382
0.00	(0.57)	9.69	3.28	467,997	0.57	(f)	5.88	117
0.00	(0.63)	9.95	5.89	414,463	0.57	(f)	5.79	322
0.00	(0.62)	10.00	8.29	401,204	0.50		5.98	335

0.00	(0.75)	9.77	5.48	626	0.75		4.19	582
0.00	(0.60)	9.98	9.50	82	0.75		6.06	382
0.00	(0.55)	9.69	3.01	71	1.17	(g)	5.30	117
0.00	(0.61)	9.95	5.63	22,594	0.85	(g)	5.47	322
0.00	(0.09)	10.00	0.58	56	0.75	+	8.53 +	335

Prospectus	98

Financial Highlights (continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

Low Duration Fund III
Institutional Class
03/31/2002	$9.87	$0.45	(a)	$0.16	(a)	$0.61	$(0.46)	$(0.03)
03/31/2001	9.66	0.64	(a)	0.21	(a)	0.85	(0.64)	0.00
03/31/2000	9.98	0.61	(a)	(0.32	)(a)	0.29	(0.61)	0.00
03/31/1999	10.05	0.60	(a)	0.00	(a)	0.60	(0.60)	(0.07)
03/31/1998	9.91	0.53	(a)	0.24	(a)	0.77	(0.60)	(0.03)
Administrative Class
03/31/2002	9.87	0.43	(a)	0.16	(a)	0.59	(0.44)	(0.03)
03/31/2001	9.66	0.63	(a)	0.20	(a)	0.83	(0.62)	0.00
03/31/2000	9.98	0.57	(a)	(0.31	)(a)	0.26	(0.58)	0.00
03/19/1999 – 03/31/1999	9.97	0.02	(a)	0.01	(a)	0.03	(0.02)	0.00
GNMA Fund
Institutional Class
03/31/2002	$10.44	$0.39	(a)	$0.46	(a)	$0.85	$(0.50)	$(0.12)
03/31/2001	9.89	0.63	(a)	0.60	(a)	1.23	(0.63)	(0.05)
03/31/2000	10.01	0.62	(a)	(0.12	)(a)	0.50	(0.62)	0.00
03/31/1999	10.13	0.64	(a)	(0.08	)(a)	0.56	(0.64)	(0.04)
07/31/1997 – 03/31/1998	10.00	0.43	(a)	0.14	(a)	0.57	(0.42)	(0.02)
Moderate Duration Fund
Institutional Class
03/31/2002	$10.00	$0.46	(a)	$0.23	(a)	$0.69	$(0.47)	$(0.19)
03/31/2001	9.52	0.64	(a)	0.47	(a)	1.11	(0.63)	0.00
03/31/2000	9.94	0.60	(a)	(0.42	)(a)	0.18	(0.60)	0.00
03/31/1999	10.14	0.60	(a)	0.07	(a)	0.67	(0.60)	(0.27)
03/31/1998	9.83	0.38	(a)	0.56	(a)	0.94	(0.60)	(0.03)
Total Return Fund
Institutional Class
03/31/2002	$10.52	$0.55	(a)	$0.19	(a)	$0.74	$(0.55)	$(0.30)
03/31/2001	9.96	0.67	(a)	0.56	(a)	1.23	(0.67)	0.00
03/31/2000	10.36	0.63	(a)	(0.40	)(a)	0.23	(0.63)	0.00
03/31/1999	10.62	0.63	(a)	0.16	(a)	0.79	(0.63)	(0.42)
03/31/1998	10.27	0.64	(a)	0.62	(a)	1.26	(0.64)	(0.27)
Administrative Class
03/31/2002	10.52	0.51	(a)	0.20	(a)	0.71	(0.52)	(0.30)
03/31/2001	9.96	0.64	(a)	0.56	(a)	1.20	(0.64)	0.00
03/31/2000	10.36	0.61	(a)	(0.41	)(a)	0.20	(0.60)	0.00
03/31/1999	10.62	0.61	(a)	0.16	(a)	0.77	(0.61)	(0.42)
03/31/1998	10.27	0.61	(a)	0.63	(a)	1.24	(0.62)	(0.27)
Total Return Fund II
Institutional Class
03/31/2002	$10.27	$0.48	(a)	$0.21	(a)	$0.69	$(0.48)	$(0.38)
03/31/2001	9.67	0.62	(a)	0.60	(a)	1.22	(0.62)	0.00
03/31/2000	10.11	0.58	(a)	(0.44	)(a)	0.14	(0.58)	0.00
03/31/1999	10.26	0.59	(a)	0.17	(a)	0.76	(0.59)	(0.32)
03/31/1998	9.85	0.63	(a)	0.52	(a)	1.15	(0.63)	(0.11)
Administrative Class
03/31/2002	10.27	0.45	(a)	0.21	(a)	0.66	(0.45)	(0.38)
03/31/2001	9.67	0.59	(a)	0.60	(a)	1.19	(0.59)	0.00
03/31/2000	10.11	0.55	(a)	(0.44	)(a)	0.11	(0.55)	0.00
03/31/1999	10.26	0.56	(a)	0.17	(a)	0.73	(0.56)	(0.32)
03/31/1998	9.85	0.60	(a)	0.52	(a)	1.12	(0.60)	(0.11)
Total Return Fund III
Institutional Class
03/31/2002	$9.19	$0.51	(a)	$0.19	(a)	$0.70	$(0.51)	$(0.14)
03/31/2001	8.74	0.57	(a)	0.45	(a)	1.02	(0.57)	0.00
03/31/2000	9.27	0.55	(a)	(0.53	)(a)	0.02	(0.55)	0.00
03/31/1999	9.55	0.57	(a)	0.20	(a)	0.77	(0.56)	(0.49)
03/31/1998	9.15	0.57	(a)	0.56	(a)	1.13	(0.57)	(0.16)
Administrative Class
03/31/2002	9.19	0.50	(a)	0.17	(a)	0.67	(0.48)	$(0.14)
03/31/2001	8.74	0.55	(a)	0.45	(a)	1.00	(0.55)	0.00
03/31/2000	9.27	0.54	(a)	(0.54	)(a)	0.00	(0.53)	0.00
03/31/1999	9.55	0.55	(a)	0.20	(a)	0.75	(0.54)	(0.49)
04/11/1997 – 03/31/1998	9.12	0.54	(a)	0.58	(a)	1.12	(0.53)	(0.16)

99	PIMCO Funds: Pacific Investment Management Series

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$0.00	$(0.49)	$9.99	6.33%	$57,195	0.51	%(f)	4.54%	598%
0.00	(0.64)	9.87	9.06	42,924	0.50		6.53	419
0.00	(0.61)	9.66	2.98	32,349	0.55	(f)	6.20	87
0.00	(0.67)	9.98	6.10	26,549	0.50		5.94	167
0.00	(0.63)	10.05	7.93	23,896	0.50		5.98	307

0.00	(0.47)	9.99	6.06	16	0.76	(g)	4.33	598
0.00	(0.62)	9.87	8.82	11	0.75		6.49	419
0.00	(0.58)	9.66	2.71	10	0.82	(g)	5.79	87
0.00	(0.02)	9.98	0.15	6	0.75	+	6.42 +	167

$0.00	$(0.62)	$10.67	8.36%	$35,144	0.54	%(f)	3.61%	1,292%
0.00	(0.68)	10.44	12.96	9,963	0.50		6.29	808
0.00	(0.62)	9.89	5.16	4,308	1.60	(h)	6.23	952
0.00	(0.68)	10.01	5.71	4,119	2.37	(h)	6.35	198
0.00	(0.44)	10.13	5.86	3,748	1.81	+ (f)	6.30 +	486

$0.00	$(0.66)	$10.03	7.09%	$767,037	0.45%		4.57%	490%
0.00	(0.63)	10.00	12.09	576,911	0.45		6.54	377
0.00	(0.60)	9.52	1.86	387,126	0.47	(c)	6.16	129
0.00	(0.87)	9.94	6.70	317,400	0.45		5.94	169
0.00	(0.63)	10.14	9.80	239,152	0.45		3.75	96

$0.00	$(0.85)	$10.41	7.15%	$35,230,781	0.43%		5.16%	445%
0.00	(0.67)	10.52	12.80	31,746,629	0.49	(b)	6.57	450
0.00	(0.63)	9.96	2.33	24,900,321	0.54	(b)	6.25	223
0.00	(1.05)	10.36	7.60	21,711,396	0.43		5.91	154
0.00	(0.91)	10.62	12.63	16,484,119	0.43		6.06	206

0.00	(0.82)	10.41	6.89	8,900,453	0.68		4.85	445
0.00	(0.64)	10.52	12.52	5,353,222	0.74	(d)	6.31	450
0.00	(0.60)	9.96	2.07	3,233,785	0.79	(d)	6.01	223
0.00	(1.03)	10.36	7.33	1,972,984	0.68		5.52	154
0.00	(0.89)	10.62	12.36	481,730	0.68		5.74	206

$0.00	$(0.86)	$10.10	6.89%	$1,775,255	0.50%		4.61%	473%
0.00	(0.62)	10.27	13.02	1,606,998	0.51	(f)	6.24	566
0.00	(0.58)	9.67	1.46	1,263,556	0.50		5.89	142
0.00	(0.91)	10.11	7.46	986,690	0.50		5.65	213
0.00	(0.74)	10.26	11.99	574,587	0.50		6.15	361

0.00	(0.83)	10.10	6.64	111,068	0.75		4.31	473
0.00	(0.59)	10.27	12.74	77,183	0.76	(g)	6.00	566
0.00	(0.55)	9.67	1.20	56,755	0.75		5.56	142
0.00	(0.88)	10.11	7.19	54,736	0.75		5.33	213
0.00	(0.71)	10.26	11.71	15,172	0.75		5.86	361

$0.00	$(0.65)	$9.24	7.76%	$844,807	0.50%		5.44%	449%
0.00	(0.57)	9.19	12.15	868,757	0.50		6.46	581
0.00	(0.55)	8.74	0.33	635,592	0.50		6.21	186
0.00	(1.05)	9.27	8.20	488,243	0.50		5.85	216
0.00	(0.73)	9.55	12.62	365,249	0.51		5.99	183

0.00	(0.62)	9.24	7.42	1,167	0.75		5.36	449
0.00	(0.55)	9.19	11.83	11,223	0.75		6.12	581
0.00	(0.53)	8.74	0.08	10,144	0.75		6.11	186
0.00	(1.03)	9.27	7.93	1,867	0.75		5.59	216
0.00	(0.69)	9.55	12.46	178	0.76	+	5.85 +	183

Prospectus	100

Financial Highlights (continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

Total Return Mortgage Fund
Institutional Class
03/31/2002	$10.42	$0.47	(a)	$0.33	(a)	$0.80	$(0.47)	$(0.40)
03/31/2001	9.97	0.63	(a)	0.63	(a)	1.26	(0.63)	(0.18)
03/31/2000	10.19	0.59	(a)	(0.21	)(a)	0.38	(0.59)	(0.01)
03/31/1999	10.24	0.58	(a)	0.05	(a)	0.63	(0.58)	(0.10)
07/31/1997 – 03/31/1998	10.00	0.41	(a)	0.30	(a)	0.71	(0.46)	(0.01)
Administrative Class
12/13/2001 – 03/31/2002	10.31	0.10	(a)	0.04	(a)	0.14	(0.10)	0.00
Investment Grade Corporate Bond Fund
Institutional Class
03/31/2002	$10.68	$0.74	(a)	$(0.09	)(a)	$0.65	$(0.74)	$(0.49)
04/28/2000 – 03/31/2001	10.00	0.72	(a)	0.72	(a)	1.44	(0.72)	(0.04)
High Yield Fund
Institutional Class
03/31/2002	$9.88	$0.78	(a)	$(0.68	)(a)	$0.10	$(0.79)	$0.00
03/31/2001	10.22	0.90	(a)	(0.33	)(a)	0.57	(0.91)	0.00
03/31/2000	11.23	0.94	(a)	(1.01	)(a)	(0.07)	(0.94)	0.00
03/31/1999	11.66	0.95	(a)	(0.43	)(a)	0.52	(0.95)	0.00
03/31/1998	11.10	0.98	(a)	0.65	(a)	1.63	(0.98)	(0.09)
Administrative Class
03/31/2002	9.88	0.76	(a)	(0.68	)(a)	0.08	(0.77)	0.00
03/31/2001	10.22	0.88	(a)	(0.33	)(a)	0.55	(0.89)	0.00
03/31/2000	11.23	0.91	(a)	(1.01	)(a)	(0.10)	(0.91)	0.00
03/31/1999	11.66	0.93	(a)	(0.43	)(a)	0.50	(0.93)	0.00
03/31/1998	11.10	0.95	(a)	0.65	(a)	1.60	(0.95)	(0.09)
Long-Term U.S. Government Fund
Institutional Class
03/31/2002	$10.65	$0.67	(a)	$(0.39	)(a)	$0.28	$(0.67)	$(0.30)
03/31/2001	9.79	0.62	(a)	0.85	(a)	1.47	(0.61)	0.00
03/31/2000	10.30	0.61	(a)	(0.50	)(a)	0.11	(0.62)	0.00
03/31/1999	10.57	0.63	(a)	0.20	(a)	0.83	(0.64)	(0.46)
03/31/1998	9.39	0.52	(a)	1.34	(a)	1.86	(0.62)	(0.06)
Administrative Class
03/31/2002	10.65	0.64	(a)	(0.39	)(a)	0.25	(0.64)	(0.30)
03/31/2001	9.79	0.40	(a)	1.05	(a)	1.45	(0.59)	0.00
03/31/2000	10.30	0.57	(a)	(0.49	)(a)	0.08	(0.59)	0.00
03/31/1999	10.57	0.60	(a)	0.20	(a)	0.80	(0.61)	(0.46)
09/23/1997 – 03/31/1998	10.17	0.26	(a)	0.51	(a)	0.77	(0.31)	(0.06)
Real Return Fund
Institutional Class
03/31/2002	$10.40	$0.42	(a)	$0.06	(a)	$0.48	$(0.49)	$(0.10)
03/31/2001	9.92	0.76	(a)	0.60	(a)	1.36	(0.80)	(0.08)
03/31/2000	9.83	0.68	(a)	0.11	(a)	0.79	(0.68)	(0.02)
03/31/1999	9.77	0.51	(a)	0.10	(a)	0.61	(0.55)	0.00
03/31/1998	9.93	0.44	(a)	0.05	(a)	0.49	(0.51)	(0.14)
Administrative Class
03/31/2002	10.40	0.32	(a)	0.13	(a)	0.45	(0.46)	(0.10)
04/28/2000 – 03/31/2001	9.95	0.62	(a)	0.58	(a)	1.20	(0.67)	(0.08)
Real Return Fund II
Institutional Class
02/28/2002 – 03/31/2002	$10.00	$0.05	(a)	$(0.07	)(a)	$(0.02)	$(0.05)	$0.00
Real Return Asset Fund
Institutional Class
11/12/2001 – 03/31/2002	$10.00	$0.05	(a)	$(0.50	)(a)	$(0.45)	$(0.05)	$0.00
Short Duration Municipal Income Fund
Institutional Class
03/31/2002	$10.16	$0.38	(a)	$0.05	(a)	$0.43	$(0.38)	$(0.04)
03/31/2001	9.99	0.45	(a)	0.16	(a)	0.61	(0.44)	0.00
08/31/1999 – 03/31/2000	10.00	0.23	(a)	(0.01	)(a)	0.22	(0.23)	0.00

101	PIMCO Funds: Pacific Investment Management Series

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$0.00	$(0.87)	$10.35	7.86%	$20,635	0.50%		4.44%		1,193%
0.00	(0.81)	10.42	13.14	20,314	0.50		6.22		848
0.00	(0.60)	9.97	3.91	3,971	0.50		5.94		1,476
0.00	(0.68)	10.19	6.27	4,128	0.50		5.66		158
0.00	(0.47)	10.24	6.69	3,588	0.52	+	6.07	+	593

0.00	(0.10)	10.35	1.38	8,479	0.75		3.24		1,193

$0.00	$(1.23)	$10.10	6.34%	$6,092	0.50%		7.01%		512%
0.00	(0.76)	10.68	15.00	5,751	0.50	+	7.54	+	253

$0.00	$(0.79)	$9.19	1.07%	$1,869,413	0.50%		8.29%		96%
0.00	(0.91)	9.88	5.85	1,182,954	0.50		8.91		53
0.00	(0.94)	10.22	(0.74)	1,960,171	0.50		8.64		39
0.00	(0.95)	11.23	4.73	2,162,868	0.50		8.41		39
0.00	(1.07)	11.66	15.26	1,628,930	0.50		8.52		37

0.00	(0.77)	9.19	0.83	640,550	0.75		8.05		96
0.00	(0.89)	9.88	5.59	462,899	0.75		8.79		53
0.00	(0.91)	10.22	(0.99)	354,296	0.75		8.40		39
0.00	(0.93)	11.23	4.49	238,792	0.75		8.17		39
0.00	(1.04)	11.66	14.98	69,937	0.75		8.21		37

$0.00	$(0.97)	$9.96	2.51%	$65,291	0.52	% (f)	6.36%		682%
0.00	(0.61)	10.65	15.52	234,088	0.56	(f)	6.13		1,046
0.00	(0.62)	9.79	1.26	217,410	0.57	(f)	6.29		320
0.00	(1.10)	10.30	7.76	170,847	0.89	(f)	5.83		364
0.00	(0.68)	10.57	20.23	48,547	0.51		4.88		177

0.00	(0.94)	9.96	2.25	246,304	0.77	(g)	6.02		682
0.00	(0.59)	10.65	15.24	77,435	0.80	(g)	3.91		1,046
0.00	(0.59)	9.79	1.01	39,808	0.82	(g)	5.82		320
0.00	(1.07)	10.30	7.46	11,383	1.15	(n)	5.58		364
0.00	(0.37)	10.57	7.60	4,957	0.76	+	4.87	+	177

$0.00	$(0.59)	$10.29	4.68%	$1,250,056	0.47	% (o)	4.08%		237%
0.00	(0.88)	10.40	14.44	557,849	0.54	(f)	7.57		202
0.00	(0.70)	9.92	8.37	207,826	0.53	(f)	6.91		253
0.00	(0.55)	9.83	6.41	15,588	0.52	(f)	5.18		438
0.00	(0.65)	9.77	4.70	5,526	0.52	(f)	4.46		967

0.00	(0.56)	10.29	4.39	298,192	0.71	(o)	3.07		237
0.00	(0.75)	10.40	12.70	51,359	0.80	+ (g)	6.61	+	202

$0.00	$(0.05)	$9.93	(0.22)%	$15,969	0.45	%+	5.48	%+	0%

$0.00	$(0.05)	$9.50	(4.47)%	$20,747	0.75	%+	1.31	%+	107%

$0.00	$(0.42)	$10.17	4.30%	$30,906	0.39%		3.75%		107%
0.00	(0.44)	10.16	6.22	13,645	0.40	(l)	4.48		208
(0.43)	(0.23)	9.99	2.19	10,725	0.39	+ (i)	3.92	+	171

Prospectus	102

Financial Highlights (continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

Municipal Bond Fund
Institutional Class
03/31/2002	$10.02	$0.50	(a)	$0.12	(a)	$0.62	$(0.50)	$(0.11)
03/31/2001	9.47	0.48	(a)	0.54	(a)	1.02	(0.47)	0.00
03/31/2000	10.12	0.46	(a)	(0.65	)(a)	(0.19)	(0.46)	0.00
03/31/1999	9.97	0.45	(a)	0.14	(a)	0.59	(0.44)	0.00
12/31/1997 – 03/31/1998	10.00	0.11	(a)	(0.03	)(a)	0.08	(0.11)	0.00
Administrative Class
03/31/2002	10.02	0.45	(a)	0.15	(a)	0.60	(0.48)	(0.11)
03/31/2001	9.47	0.45	(a)	0.55	(a)	1.00	(0.45)	0.00
03/31/2000	10.12	0.44	(a)	(0.65	)(a)	(0.21)	(0.44)	0.00
09/30/1998 – 03/31/1999	10.25	0.21	(a)	(0.13	)(a)	0.08	(0.21)	0.00
California Intermediate Municipal Bond Fund
Institutional Class
03/31/2002	$10.60	$0.49	(a)	$(0.06	)(a)	$0.43	$(0.47)	$(0.40)
03/31/2001	10.05	0.48	(a)	0.56	(a)	1.04	(0.46)	(0.03)
08/31/1999 – 03/31/2000	10.00	0.25	(a)	0.06	(a)	0.31	(0.24)	(0.02)
Administrative Class
03/31/2002	10.60	0.48	(a)	(0.08	)(a)	0.40	(0.44)	(0.40)
03/31/2001	10.05	0.45	(a)	0.57	(a)	1.02	(0.44)	(0.03)
09/07/1999 – 03/31/2000	10.02	0.22	(a)	0.05	(a)	0.27	(0.22)	(0.02)
California Municipal Bond Fund
Institutional Class
03/31/2002	$10.35	$0.39	(a)	$0.05	(a)	$0.44	$(0.38)	$(0.39)
05/16/2000 – 03/31/2001	10.00	0.43	(a)	0.78	(a)	1.21	(0.43)	(0.43)
New York Municipal Bond Fund
Institutional Class
03/31/2002	$10.64	$0.49	(a)	$0.17	(a)	$0.66	$(0.49)	$(0.46)
03/31/2001	9.94	0.45	(a)	0.79	(a)	1.24	(0.45)	(0.09)
08/31/1999 – 03/31/2000	10.00	0.23	(a)	(0.04	)(a)	0.19	(0.23)	(0.02)
Global Bond Fund
Institutional Class
03/31/2002	$8.45	$0.42	(a)	$(0.12	)(a)	$0.30	$(0.41)	$0.00
03/31/2001	9.01	0.48	(a)	(0.56	)(a)	(0.08)	(0.06)	0.00
03/31/2000	9.76	0.57	(a)	(0.75	)(a)	(0.18)	(0.52)	0.00
03/31/1999	9.70	0.52	(a)	0.14	(a)	0.66	(0.52)	(0.08)
03/31/1998	9.86	0.66	(a)	(0.10	)(a)	0.56	(0.53)	(0.19)
Administrative Class
03/31/2002	8.45	0.39	(a)	(0.11	)(a)	0.28	(0.39)	0.00
03/31/2001	9.01	0.46	(a)	(0.56	)(a)	(0.10)	(0.06)	0.00
03/31/2000	9.76	0.55	(a)	(0.75	)(a)	(0.20)	(0.50)	0.00
03/31/1999	9.70	0.51	(a)	0.14	(a)	0.65	(0.51)	(0.08)
03/31/1998	9.86	0.59	(a)	(0.05	)(a)	0.54	(0.51)	(0.19)
Global Bond Fund II
Institutional Class
03/31/2002	$9.61	$0.43	(a)	$0.12	(a)	$0.55	$(0.43)	$(0.31)
03/31/2001	9.41	0.55	(a)	0.51	(a)	1.06	(0.56)	(0.30)
03/31/2000	9.89	0.56	(a)	(0.46	)(a)	0.10	(0.56)	(0.02)
03/31/1999	9.92	0.52	(a)	0.06	(a)	0.58	(0.52)	(0.09)
02/25/1998 – 03/31/1998	9.82	0.06	(a)	0.09	(a)	0.15	(0.05)	0.00
Foreign Bond Fund
Institutional Class
03/31/2002	$10.32	$0.48	(a)	$0.09	(a)	$0.57	$(0.48)	$(0.02)
03/31/2001	10.03	0.58	(a)	0.51	(a)	1.09	(0.59)	(0.21)
03/31/2000	10.63	0.64	(a)	(0.45	)(a)	0.19	(0.64)	(0.15)
03/31/1999	10.74	0.58	(a)	0.24	(a)	0.82	(0.58)	(0.35)
03/31/1998	10.41	0.66	(a)	0.61	(a)	1.27	(0.63)	(0.31)
Administrative Class
03/31/2002	10.32	0.45	(a)	0.09	(a)	0.54	(0.45)	(0.02)
03/31/2001	10.03	0.55	(a)	0.51	(a)	1.06	(0.56)	(0.21)
03/31/2000	10.63	0.61	(a)	(0.45	)(a)	0.16	(0.61)	(0.15)
03/31/1999	10.74	0.56	(a)	0.24	(a)	0.80	(0.56)	(0.35)
03/31/1998	10.41	0.63	(a)	0.61	(a)	1.24	(0.60)	(0.31)

103	PIMCO Funds: Pacific Investment Management Series

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$0.00	$(0.61)	$10.03	6.32%	$51,622	0.50%		4.95%		231%
0.00	(0.47)	10.02	11.13	23,478	0.50		4.89		306
0.00	(0.46)	9.47	(1.81)	5,684	0.50		4.80		145
0.00	(0.44)	10.12	6.04	5,894	0.50		4.41		70
0.00	(0.11)	9.97	0.78	3,023	0.50	+	4.46	+	60

0.00	(0.59)	10.03	6.07	41,816	0.74		4.41		231
0.00	(0.45)	10.02	10.86	4,811	0.75	(k)	4.66		306
0.00	(0.44)	9.47	(2.07)	3,141	0.75	(k)	4.58		145
0.00	(0.21)	10.12	0.83	1,419	0.75	+	2.11	+	70

$0.00	$(0.87)	$10.16	4.15%	$83,656	0.50	%(m)	4.68%		94%
0.00	(0.49)	10.60	10.60	87,531	0.50		4.62		257
0.00	(0.26)	10.05	3.16	8,415	0.49	+ (j)	4.22	+	357

0.00	(0.84)	10.16	3.90	1,612	0.75	(k)	4.51		94
0.00	(0.47)	10.60	10.36	1,717	0.74		4.28		257
0.00	(0.24)	10.05	2.73	10	0.75	+(p)	3.95	+	357

$0.00	$(0.77)	$10.02	4.20%	$9,670	0.49%		3.78%		164%
0.00	(0.86)	10.35	12.49	11,941	0.49	+	4.76	+	338

$0.00	$(0.95)	$10.35	6.46%	$2,882	0.49%		4.57%		204%
0.00	(0.54)	10.64	12.77	3,753	0.50	(m)	4.41		973
(0.21)	(0.25)	9.94	1.93	3,058	0.49	+ (q)	4.00	+	270

$(0.01)	$(0.42)	$8.33	3.52%	$300,625	0.56	%(r)	4.87%		355%
(0.42)	(0.48)	8.45	(0.83)	307,686	0.57	(r)	5.58		416
(0.05)	(0.57)	9.01	(1.81)	271,538	0.71	(r)	6.12		301
0.00	(0.60)	9.76	6.90	266,984	0.55		5.35		143
0.00	(0.72)	9.70	5.85	256,274	0.55		6.64		389

(0.01)	(0.40)	8.33	3.26	5,946	0.80		4.58		355
(0.40)	(0.46)	8.45	(1.07)	2,142	0.81	(s)	5.33		416
(0.05)	(0.55)	9.01	(2.05)	2,238	0.92	(s)	5.91		301
0.00	(0.59)	9.76	6.78	1,326	0.80		5.21		143
0.00	(0.70)	9.70	5.57	1,548	0.80		6.39		389

$0.00	$(0.74)	$9.42	5.84%	$66,036	0.56	%(r)	4.49%		373%
0.00	(0.86)	9.61	11.87	62,895	0.58	(r)	5.86		422
0.00	(0.58)	9.41	1.11	84,926	0.61	(r)	5.92		290
0.00	(0.61)	9.89	6.06	29,044	0.55		5.29		236
0.00	(0.05)	9.92	1.02	24,517	0.55	+	6.24	+	369

$0.00	$(0.50)	$10.39	5.68%	$511,247	0.51	%(f)	4.61%		434%
0.00	(0.80)	10.32	11.34	482,480	0.54	(f)	5.78		417
0.00	(0.79)	10.03	1.96	421,831	0.69	(f)	6.20		330
0.00	(0.93)	10.63	7.92	530,325	0.50		5.39		376
0.00	(0.94)	10.74	12.64	392,198	0.50		6.32		280

0.00	(0.47)	10.39	5.42	21,565	0.76	(g)	4.32		434
0.00	(0.77)	10.32	11.06	17,056	0.78	(g)	5.36		417
0.00	(0.76)	10.03	1.70	4,824	0.97	(g)	6.01		330
0.00	(0.91)	10.63	7.65	2,096	0.75		5.13		376
0.00	(0.91)	10.74	12.34	315	0.75		6.07		280

Prospectus	104

Financial Highlights (continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

Emerging Markets Bond Fund
Institutional Class
03/31/2002	$8.40	$0.76	(a)	$1.72	(a)	$2.48	$(0.78)	$(0.50)
03/31/2001	8.61	0.82	(a)	0.20	(a)	1.02	(0.83)	(0.40)
03/31/2000	7.51	0.86	(a)	1.11	(a)	1.97	(0.87)	0.00
03/31/1999	9.67	0.87	(a)	(2.11	)(a)	(1.24)	(0.87)	(0.05)
07/31/1997 – 03/31/1998	10.00	0.46	(a)	(0.18	)(a)	0.28	(0.46)	(0.15)
Administrative Class
03/31/2002	8.40	0.75	(a)	1.71	(a)	2.46	(0.76)	(0.50)
03/31/2001	8.61	0.80	(a)	0.20	(a)	1.00	(0.81)	(0.40)
03/31/2000	7.51	0.83	(a)	1.12	(a)	1.95	(0.85)	0.00
09/30/98 – 03/31/1999	6.82	0.45	(a)	0.74	(a)	1.19	(0.45)	(0.05)
Strategic Balanced Fund
Institutional Class
03/31/2002	$10.46	$0.45	(a)	$(0.03	)(a)	$0.42	$(0.36)	$0.00
03/31/2001	12.80	0.90	(a)	(1.88	)(a)	(0.98)	(0.67)	(0.69)
03/31/2000	12.76	0.80	(a)	0.44	(a)	1.24	(0.74)	(0.46)
03/31/1999	12.60	0.89	(a)	0.60	(a)	1.49	(0.66)	(0.67)
03/31/1998	10.32	1.30	(a)	2.05	(a)	3.35	(0.84)	(0.23)
Administrative Class
03/31/2002	10.47	0.52	(a)	(0.14	)(a)	0.38	(0.34)	0.00
03/31/2001	12.79	0.90	(a)	(1.88	)(a)	(0.98)	(0.65)	(0.69)
06/30/99 – 03/31/2000	13.17	0.62	(a)	0.07	(a)	0.69	(0.61)	(0.46)
Convertible Fund
Institutional Class
03/31/2002	$11.33	$0.20	(a)	$(0.46	)(a)	$(0.26)	$(0.65)	$0.00
03/31/2001	15.77	0.01	(a)	(3.50	)(a)	(3.49)	(0.25)	(0.70)
03/31/2000	10.00	0.07	(a)	5.97	(a)	6.04	(0.18)	(0.09)
Administrative Class
03/31/2002	11.36	0.13	(a)	(0.41	)(a)	(0.28)	(0.44)	0.00
08/01/2000 – 03/31/2001	14.49	(0.03	)(a)	(2.19	)(a)	(2.22)	(0.21)	(0.70)
European Convertible Fund
Institutional Class
03/31/2002	$9.97	$0.17	(a)	$(0.05	)(a)	$0.12	$(0.23)	$(0.35)
11/30/2000 – 03/31/2001	10.00	0.04	(a)	(0.03	)(a)	0.01	(0.04)	0.00
StocksPLUS Fund
Institutional Class
03/31/2002	$10.20	$0.37	(a)	$(0.21	)(a)	$0.16	$(0.25)	$0.00
03/31/2001	14.15	0.06	(a)	(2.84	)(a)	(2.78)	(0.26)	(0.91)
03/31/2000	14.32	1.08	(a)	1.33	(a)	2.41	(1.10)	(1.48)
03/31/1999	14.09	0.97	(a)	1.32	(a)	2.29	(0.82)	(1.24)
03/31/1998	11.46	1.90	(a)	3.23	(a)	5.13	(1.41)	(1.09)
Administrative Class
03/31/2002	10.08	0.30	(a)	(0.20	)(a)	0.10	(0.24)	0.00
03/31/2001	14.03	(0.07	)(a)	(2.72	)(a)	(2.79)	(0.25)	(0.91)
03/31/2000	14.25	1.10	(a)	1.23	(a)	2.33	(1.07)	(1.48)
03/31/1999	14.06	1.10	(a)	1.13	(a)	2.23	(0.80)	(1.24)
03/31/1998	11.46	1.89	(a)	3.19	(a)	5.08	(1.39)	(1.09)

+	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.43%.
(c)	Ratio of expenses to average net assets excluding interest expense is 0.45%.
(d)	Ratio of expenses to average net assets excluding interest expense is 0.68%.
(e)	Ratio of expenses to average net assets excluding interest expense is 0.70%.
(f)	Ratio of expenses to average net assets excluding interest expense is 0.50%.
(g)	Ratio of expenses to average net assets excluding interest expense is 0.75%.
(h)	Ratio of expenses to average net assets excluding interest expense is 0.51%.
(i)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.62%.
(j)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.02%.
(k)	Ratio of expenses to average net assets excluding interest expense is 0.74%.
(l)	Ratio of expenses to average net assets excluding interest expense is 0.39%.
(m)	Ratio of expenses to average net assets excluding interest expense is 0.49%.
(n)	Ratio of expenses to average net assets excluding interest expense is 0.76%.
(o)	Effective October 1, 2001, the administrative expense was reduced to 0.20%.
(p)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.01%.

105	PIMCO Funds: Pacific Investment Management Series

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$0.00	$(1.28)	$ 9.60	31.46%	$177,399	0.92	%(u)	8.35%	620%
0.00	(1.23)	8.40	12.94	46,239	0.93	(u)	9.73	902
0.00	(0.87)	8.61	27.90	12,614	0.89	(u)	10.69	328
0.00	(0.92)	7.51	(12.55)	3,641	0.85		11.08	315
0.00	(0.61)	9.67	3.10	3,676	0.86	+	7.21 +	695

0.00	(1.26)	9.60	31.11	11,685	1.19	(v)	8.36	620
0.00	(1.21)	8.40	12.65	7,793	1.17	(v)	9.46	902
0.00	(0.85)	8.61	27.60	13,490	1.14	(v)	10.30	328
0.00	(0.50)	7.51	17.88	118	1.10	+	6.24 +	315

$0.00	$(0.36)	$10.52	4.16%	$ 30,727	0.05%		4.23%	35%
0.00	(1.36)	10.46	(8.31)	47,236	0.43	(w)	7.31	651
0.00	(1.20)	12.80	10.05	124,934	0.65		6.19	176
0.00	(1.33)	12.76	12.36	97,945	0.65		7.00	82
0.00	(1.07)	12.60	33.40	38,806	0.65		10.84	56

0.00	(0.34)	10.51	3.75	1,588	0.30		4.93	35
0.00	(1.34)	10.47	(8.34)	488	0.63	(w)	7.30	651
0.00	(1.07)	12.79	5.47	709	0.90	+	6.48 +	176

$0.00	$(0.65)	$10.42	(2.26)%	$ 14,794	0.73	%(y)	1.76%	307%
0.00	(0.95)	11.33	(23.00)	65,980	0.67	(y)	0.08	225
0.00	(0.27)	15.77	60.66	168,224	0.65	(t)	0.50	247

0.00	(0.44)	10.64	(2.42)	8	1.01	(z)	1.27	307
0.00	(0.91)	11.36	(16.25)	322	0.90	+	(0.32)+	225

$0.00	$(0.58)	$ 9.51	1.28%	$ 5,057	0.80	%(g)	1.76%	222%
0.00	(0.04)	9.97	0.10	4,997	0.75	+ (x)	1.27 +	175

$0.00	$(0.25)	$10.11	1.53%	$410,288	0.66	%(y)	3.65%	455%
0.00	(1.17)	10.20	(20.93)	420,050	0.65		0.48	270
0.00	(2.58)	14.15	17.82	620,144	0.65		7.42	92
0.00	(2.06)	14.32	17.65	512,953	0.65		6.92	81
0.00	(2.50)	14.09	47.75	416,600	0.65		13.74	30

0.00	(0.24)	9.94	0.92	80,683	0.90		2.98	455
0.00	(1.16)	10.08	(21.21)	35,474	0.90		(0.55)	270
0.00	(2.55)	14.03	17.31	28,403	0.90		7.61	92
0.00	(2.04)	14.25	17.21	11,302	0.90		7.83	81
0.00	(2.48)	14.06	47.19	2,143	0.90		13.49	30

(q)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.30%.
(r)	Ratio of expenses to average net assets excluding interest expense is 0.55%.
(s)	Ratio of expenses to average net assets excluding interest expense is 0.80%.
(t)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.69%.
(u)	Ratio of expenses to average net assets excluding interest expense is 0.85%.
(v)	Ratio of expenses to average net assets excluding interest expense is 1.10%.
(w)	Effective September 29, 2000, the Strategic Balanced Fund did not incur advisory fee expenses.
(x)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.78%.
(y)	Ratio of expenses to average net assets excluding interest expense is 0.65%.
(z)	Ratio of expenses to average net assets excluding interest expense is 0.90%.

Prospectus	106

Appendix A
Description of Securities Ratings

A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s or S&P or, if unrated, determined by PIMCO to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by PIMCO.

Below Investment Grade, High Yield Securities (“Junk Bonds”) are those rated lower than Baa by Moody’s or BBB by S&P and comparable securities. They are deemed predominately speculative with respect to the issuer’s ability to repay principal and interest.

Following is a description of Moody’s and S&P’s rating categories applicable to fixed income securities.

Moody's Investors Service, Inc.
Moody’s Long-Term Ratings: Bonds and Preferred Stock

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

A-1	PIMCO Funds: Pacific Investment Management Series

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings
Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Short-Term Municipal Bond Ratings
There are three rating categories for short-term municipal bonds that define an investment grade situation, which are listed below. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or  NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue’s specific structural or credit features.

MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Prospectus	A-	2

MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Standard & Poor's Ratings Service
Corporate and Municipal Bond Ratings
Investment Grade

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

A-3	PIMCO Funds: Pacific Investment Management Series

CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions
An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated B are regarded as having only speculative capacity for timely payment.

Prospectus A-4

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

A-5	PIMCO Funds: Pacific Investment Management Series

PIMCO Funds: Pacific Investment Management Series

INVESTMENT ADVISER AND ADMINISTRATOR
PIMCO, 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660

CUSTODIAN
State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

TRANSFER AGENT
National Financial Data Services, 330 W. 9th Street, 4th Floor, Kansas City, MO 64105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

LEGAL COUNSEL
Dechert Price & Rhoads, 1775 Eye Street N.W., Washington, D.C. 20006

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds’ most recent annual report to shareholders are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Funds’ annual report discusses the market conditions and invest-ment strategies that significantly affected each Fund’s performance during its last fiscal year.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling the Trust at 1-800-927-4648 or PIMCO Infolink Audio Response Network at 1-800-987-4626, or by writing to:

PIMCO Funds: Pacific Investment Management Series
840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, or by e-mailing your request to publicinfo@sec.gov.

Reference the Trust’s Investment Company Act file number in your correspondence.

Investment Company Act file number: 811-5028

PIMCO Funds

840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

15-20310-06

Prospectus
11.26.02

PIMCO Total Return Fund

Receive this electronically and eliminate paper filings. To enroll, go to www.pimcoadvisors.com/edelivery

Share Classes A B C	Contents Overview	2

	Key Concepts	3

	Fund Summary	5

	Summary of Principal Risks	9

	Management of the Funds	12

	Classes of Shares	13

	How Fund Shares are Priced	18

	How to Buy and Sell Shares	19

	Fund Distributions	25

	Tax Consequences	26

	Characteristics and Risks of Securities and Investment Techniques	27

	Financial Highlights	38

	Appendix A—Description of Securities Ratings	A-1

The Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Overview

This prospectus describes the PIMCO Total Return Fund. PIMCO Total Return is part of the PIMCO Funds: Pacific Investment Management Series. The Fund provides access to the professional investment advisory services offered by Pacific Investment Management Company LLC (“PIMCO”). As of September 30, 2002, PIMCO managed approximately $301.7 billion in assets.

This prospectus explains what you should know about the Fund before you invest. Please read it carefully.

Total Return Fund

Main Investments Intermediate maturity fixed income securities Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Category Intermediate Duration Bond Fund Focus Intermediate maturity fixed income securities Average Portfolio Duration 3–6 years	Credit Quality(1) B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly Foreign(2) 0–20%

(1) As rated by Moody’s Investors Service, Inc., (“Moody’s”) or equivalently rated by Standard & Poor’s Ratings Service (“S&P”), or if unrated, determined by PIMCO to be of comparable quality.
(2) The percentage limitation relates to non-U.S. dollar-denominated securities. The Fund may invest beyond this limit in U.S. dollar-denominated securities of non-U.S. issuers.

Key Concepts

Following the table are certain key concepts which are used throughout the prospectus.

Fixed Income Instruments
“Fixed Income Instruments,” as used in this prospectus includes:

•	securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”);

•	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

•	mortgage-backed and other asset-backed securities;

•	inflation-indexed bonds issued both by governments and corporations;

•	structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations;

•	delayed funding loans and revolving credit facilities;

•	bank certificates of deposit, fixed time deposits and bankers’ acceptances;

•	repurchase agreements and reverse repurchase agreements;

•	debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

•	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

•	obligations of international agencies or supranational entities.

Duration
Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a mutual fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a mutual fund with a shorter average portfolio duration.

PIMCO Total Return Fund Prospectus	3

Credit Ratings
In this prospectus, references are made to credit ratings of debt securities which measure an  issuer’s expected ability to pay principal and interest over time. Credit ratings are determined by rating organizations, such as S&P or Moody’s. The following terms are generally used to  describe the credit quality of debt securities depending on the security’s credit rating or, if unrated, credit quality as determined by PIMCO:

•	high quality
•	investment grade
•	below investment grade (“high yield securities” or “junk bonds”)

For a further description of credit ratings, see “Appendix A—Description of Securities Ratings.”

Fund Description, Performance and Fees
The following summary identifies the Fund’s investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed “Summary of Principal Risks” describing principal risks of investing in the Fund begins after the Fund Summary. Investors should be aware that the investments made by the Fund and the results achieved by the Fund at any given time are not expected to be the same as those made by other mutual funds for which PIMCO acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Fund.

It is possible to lose money on investments in the Fund.

An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

4	PIMCO Total Return Fund Prospectus

PIMCO Total Return Fund Summary

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Fund normally varies within a three- to six-year time frame based on PIMCO’s forecast for interest rates.
The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.
The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Derivatives Risk • Liquidity Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

PIMCO Total Return Fund Prospectus	5

Performance Information
Summary performance information for the Fund is provided in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information below show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class A, B and C shares (1/13/97), performance information shown in the bar chart and table for those classes is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

More Recent Return Information

1/1/02–9/30/02	7.20%

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)

Highest (7/1/01–9/30/01)	6.37%

Lowest (1/1/94–3/31/94)	-2.80%

6	PIMCO Total Return Fund Prospectus

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	5 Years	10 Years

Class A Return Before Taxes	4.08%	6.66%	7.26%

Class A Return After Taxes on Distributions(1)	1.06%	3.73%	4.27%

Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	2.59%	3.90%	4.36%

Class B Return Before Taxes	3.17%	6.54%	7.21%

Class C Return Before Taxes	7.17%	6.85%	6.98%

Lehman Brothers Aggregate Bond Index(2)	8.44%	7.43%	7.23%

Lipper Intermediate Investment Grade Debt Fund Avg(3)	7.59%	6.44%	6.74%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B and Class C shares will vary.
(2) The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3) The Lipper Intermediate Investment Grade Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. It does not take into account sales charges.

PIMCO Total Return Fund Prospectus	7

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of original purchase price)

Class A	4.5%	1.0%(1)

Class B	None	5.0%(2)

Class C	None	1.0%(3)

(1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses

Class A	0.25%	0.25%	0.40%	0.90%

Class B	0.25	1.00	0.40	1.65

Class C	0.25	1.00	0.40	1.65

(1) Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(2) Other Expenses reflect an Administrative Fee of 0.40%.

Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem shares at the end of each period				Example: Assuming you do not redeem your shares
	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10

Class A	$538	$724	$ 926	$1,508	$538	$724	$926	$1,508

Class B	668	820	1,097	1,753*	168	520	897	1,753*

Class C	268	520	897	1,955	168	520	897	1,955

*For Class B shares purchased prior to January 1, 2002, this amount is $1,657.

8	PIMCO Total Return Fund Prospectus

Summary of Principal Risks

The value of your investment in the Fund changes with the values of the Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.” The principal risks of the Fund are identified in the Fund Summary and are described in this section. The Fund may be subject to additional principal risks and risks other than those described below because the types of investments made by the Fund can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under “Characteristics and Risks of Securities and Investment Techniques” appear in bold type. That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Fund, its investments and the related risks. There is no guarantee that the Fund will be able to achieve its investment  objective.

Interest Rate Risk
As interest rates rise, the value of fixed income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Credit Risk
The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. If the Fund invests in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) it may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk).

Market Risk
The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such

PIMCO Total Return Fund Prospectus	9

as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk
Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Investing in foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives Risk
Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Fund may use are referenced under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. If the Fund invests in a derivative instrument it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Mortgage Risk
When the Fund purchases mortgage-related securities it is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities it may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because it will have to reinvest that money at the lower prevailing interest rates.

10	PIMCO Total Return Fund Prospectus

Foreign (Non-U.S.) Investment Risk
When the Fund invests in foreign securities it may experience more rapid and extreme changes in value than if it had invested exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, the Fund will generally have more exposure to regional economic risks associated with foreign investments.

Currency Risk
When the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

Leveraging Risk
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Management Risk
The Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO and the portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

PIMCO Total Return Fund Prospectus	11

Management of the Fund

Investment Adviser and Administrator
PIMCO serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Fund. Subject to the supervision of the Board of Trustees, PIMCO is responsible for managing the investment activities of the Fund and the Fund’s business affairs and other administrative matters.
PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of September 30, 2002, PIMCO had approximately $301.7 billion in assets under management.

Advisory Fees
The Fund pays PIMCO fees in return for providing investment advisory services. For the fiscal year ended March 31, 2002, the Fund paid monthly advisory fees to PIMCO at the annual rate (stated as a percentage of the average daily net assets of the Fund taken separately) of 0.25%.

Administrative Fees
The Fund pays for the administrative services it requires under a fee structure which is essentially fixed. Class A, Class B and Class C shareholders of the Fund pay an administrative fee to PIMCO, computed as a percentage of the Fund’s assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures administrative services for Class A, Class B and Class C shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.
For the fiscal year ended March 31, 2002, the Fund paid PIMCO monthly administrative fees at the annual rate (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund’s Class A, Class B and Class C shares) of 0.40%.

Individual Portfolio Manager
The following person has primary responsibility for managing the Fund.

Portfolio Manager	Since	Recent Professional Experience

William H. Gross	5/87*	Managing Director, Chief Investment Officer and a founding partner of PIMCO.
*Since	inception of the Fund.

Distributor
The Trust’s Distributor is PIMCO Advisors Distributors LLC, an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. The Distributor, located at 2187 Atlantic Street, Stamford, CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

12	PIMCO Total Return Fund Prospectus

Classes of Shares—Class A, B and C Shares

The Trust offers investors Class A, Class B and Class C shares of the Fund in this prospectus. Each class of shares is subject to different types and levels of sales charges than the other classes and bears a different level of expenses.
The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class. More extensive information about the Trust’s multi-class arrangements is included in the PIMCO Funds Shareholders’ Guide for Class A, B and C Shares (the “Guide”), which is included as part of the Statement of Additional Information and can be obtained free of charge from the Distributor. See “How to Buy and Sell Shares—PIMCO Funds Shareholders’ Guide” below.

Class A Shares
• You pay an initial sales charge when you buy Class A shares of the Fund. The maximum initial sales charge is 4.50%. The sales charge is deducted from your investment so that not all of your purchase payment is invested.

• You may be eligible for a reduction or a complete waiver of the initial sales charge under a number of circumstances. For example, you normally pay no sales charge if you purchase $1,000,000 or more of Class A shares. Please see the Guide for details.

• Class A shares are subject to lower 12b-1 fees than Class B or Class C shares. Therefore, Class A shareholders generally pay lower annual expenses and receive higher dividends than Class B or Class C shareholders.

• You normally pay no contingent deferred sales charge (“CDSC”) when you redeem Class A shares, although you may pay a 1% CDSC if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase. The Class A CDSC is waived for certain categories of investors and does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. Please see the Guide for details.

Class B Shares
• You do not pay an initial sales charge when you buy Class B shares. The full amount of your purchase payment is invested initially.

• You normally pay a CDSC of up to 5% if you redeem Class B shares during the first six years after your initial purchase. The amount of the CDSC declines the longer you hold your Class B shares. You pay no CDSC if you redeem during the seventh year and thereafter. The Class B CDSC is waived for certain categories of investors. Please see the Guide for details.

• Class B shares are subject to higher 12b-1 fees than Class A shares for the first eight years they are held (seven years for Class B shares purchased prior to January 1, 2002). During this time, Class B shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

PIMCO Total Return Fund Prospectus	13

• Class B shares automatically convert into Class A shares after they have been held for eight years. After the conversion takes place, the shares are subject to the lower 12b-1 fees paid by Class A shares. (The conversion period for Class B shares purchased prior to January 1, 2002, is seven years.)

Class C Shares
• You do not pay an initial sales charge when you buy Class C shares. The full amount of your purchase payment is invested initially.

• You normally pay a CDSC of 1% if you redeem Class C shares during the first year after your initial purchase. The Class C CDSC is waived for certain categories of investors. Please see the Guide for details.

• Class C shares are subject to higher 12b-1 fees than Class A shares. Therefore, Class C shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

• Class C shares do not convert into any other class of shares. Because Class B shares convert into Class A shares after eight years, Class C shares will normally be subject to higher expenses and will pay lower dividends than Class B shares if the shares are held for more than eight years.

The following provides additional information about the sales charges and other expenses associated with Class A, Class B and Class C shares.

Initial Sales Charges — Class A Shares
Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Fund is the net asset value (“NAV”) of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. No sales charge is imposed where Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions.

Total Return Fund	Amount of Purchase	Initial Sales Charge as % of Net Amount Invested	Initial Sales Charge as % of Public Offering Price

	$0–$49,999	4.71%	4.50%

	$50,000–$99,999	4.17%	4.00%

	$100,000–$249,999	3.63%	3.50%

	$250,000–$499,999	2.56%	2.50%

	$500,000–$999,999	2.04%	2.00%

	$1,000,000 +	0.00%*	0.00%*

* As shown, investors that purchase $1,000,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchasers of $1,000,000 or more of Class A shares may be subject to a CDSC of 1% if the shares are redeemed during the first 18 months after their purchase. See “CDSCs on Class A Shares” below.

14	PIMCO Total Return Fund Prospectus

Contingent Deferred Sales Charges (CDSCs) — Class B and Class C Shares
Unless you are eligible for a waiver, if you sell (redeem) your Class B or Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules.

Class B Shares

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge

First	5

Second	4

Third	3

Fourth	3

Fifth	2

Sixth	1

Seventh and thereafter	0*

* After the eighth year, Class B shares convert into Class A shares. As noted above, Class B shares purchased prior to January 1, 2002, convert into Class A shares after seven years.

Class C Shares

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge

First	1

Thereafter	0

CDSCs on Class A Shares
Unless a waiver applies, investors who purchase $1,000,000 or more of Class A shares (and, thus, pay no initial sales charge) of the Fund will be subject to a 1% CDSC if the shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or are eligible for a waiver of the CDSC. See “Reductions and Waivers of Initial Sales Charges and CDSCs” below.

How CDSCs are Calculated
A CDSC is imposed on redemptions of Class B and Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your  account for the particular class of shares of the Fund to fall below the total dollar amount of your purchase payments subject to the CDSC. However, no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of your account above the amount of the purchase payments subject to the CDSC. CDSCs are deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the purchase payment from which the redemption is made is the earliest

PIMCO Total Return Fund Prospectus	15

purchase payment for the particular class of shares in your account (from which a redemption or exchange has not already been effected).

For instance, the following example illustrates the operation of the Class B CDSC:

•
Assume that an individual opens an account and makes a purchase payment of $10,000 for Class B shares of the Fund and that six months later the value of the investor’s account for the Fund has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from that Fund ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor’s account for the Fund was reduced below the amount of the purchase payment). At the rate of 5%, the Class B CDSC would be $100.

The Trust expects that the manner of calculating the CDSC on Class B and Class C shares (and where applicable, Class A shares) purchased after December 31, 2001 will change from that described above. The Trust will provide shareholders with at least 60 days’ notice prior to implementing the change. When the Trust implements the change, the CDSC on all shares purchased after December 31, 2001, will be subject to the change, not just shares purchased after the date of such notice. It is expected that the change will be implemented no later than January 1, 2008.

Under the new calculation method, the following rules will apply:

•	Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC.

•
For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current NAV of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV of $10. If the Fund’s NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share.

•	CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account.

•	In determining whether a CDSC is payable, the first-in first-out, or “FIFO,” method will be used to determine which shares are being redeemed.

The following example illustrates the operation of the Class B CDSC beginning no later than January 1, 2008:

•
Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class B shares of the Fund (at $10 per share) and that six months later the value of the investor’s account for the Fund has grown through investment performance to $11,000

16	PIMCO Total Return Fund Prospectus

($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current NAV of such shares ($2,200)). At the rate of 5%, the Class B CDSC would be $100.

Reductions and Waivers of Initial Sales Charges and CDSCs
The initial sales charges on Class A shares and the CDSCs on Class A, Class B and Class C shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. Please see the Guide for details. The Guide is available free of charge from the Distributor. See “How to Buy and Sell Shares—PIMCO Funds Shareholders’ Guide” below.

Distribution and Servicing (12b-1) Plans
The Fund pays fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to Distribution and Servicing Plans (“12b-1 Plans”) adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (“1940 Act”), as amended.

There is a separate 12b-1 Plan for each class of shares offered in this prospectus. Class A shares pay only servicing fees. Class B and Class C shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of the Fund’s average daily net assets attributable to the particular class of shares):

	Servicing Fee	Distribution Fee

Class A	0.25%	0.00%

Class B	0.25%	0.75%

Class C	0.25%	0.75%

Because distribution fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than sales charges which are deducted at the time of investment. Therefore, although Class B and Class C shares do not pay initial sales charges, the distribution fees payable on Class B and Class C shares may, over time, cost you more than the initial sales charge imposed on Class A shares. Also, because Class B shares convert into Class A shares after they have been held for eight years (seven years for Class B shares purchased prior to January 1, 2002) and are not subject to distribution fees after the conversion, an investment in Class C shares may cost you more over time than an investment in Class B shares.

PIMCO Total Return Fund Prospectus	17

How Fund Shares Are Priced

The net asset value (“NAV”) of the Fund’s Class A, Class B and Class C shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.
For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.
Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.
Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.
In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by PIMCO. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

18	PIMCO Total Return Fund Prospectus

How to Buy and Sell Shares

The following section provides basic information about how to buy, sell (redeem) and exchange shares of the Fund.

PIMCO Funds Shareholders’ Guide
More detailed information about purchase, redemption and exchange arrangements for Fund shares is provided in the PIMCO Funds Shareholders’ Guide, which is included in the Statement of Additional Information and can be obtained free of charge from the Distributor by written request or by calling 1-800-426-0107. The Guide provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:
• Automated telephone and wire transfer procedures
• Automatic purchase, exchange and withdrawal programs
• Programs that establish a link from your Fund account to your bank account
• Special arrangements for tax-qualified retirement plans
• Investment programs which allow you to reduce or eliminate the initial sales charges
• Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

Calculation of Share Price and Redemption Payments
When you buy shares of the Fund, you pay a price equal to the NAV of the shares, plus any applicable sales charge. When you sell (redeem) shares, you receive an amount equal to the NAV of the shares, minus any applicable CDSC. NAVs are determined at the NYSE Close on each day the New York Stock Exchange is open. See “How Fund Shares Are Priced” above for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after your order is received by the Distributor. There are certain exceptions where an order is received by a broker or dealer prior to the NYSE Close and then transmitted to the Distributor after the NAV has been calculated for that day (in which case the order may be processed according to that day’s NAV). Please see the Guide for details.
The Trust does not calculate NAVs or process orders on days when the New York Stock Exchange is closed. If your purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (according to the succeeding day’s NAV).

Buying Shares
You can buy Class A, Class B or Class C shares of the Fund in the following ways:

• Through your broker, dealer or other financial intermediary. Your broker, dealer or other intermediary may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker, dealer or other intermediary will normally be held in your account with that firm.

PIMCO Total Return Fund Prospectus	19

• Directly from the Trust. To make direct investments, you must open an account with the Distributor and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

If you wish to invest directly by mail, please send a check payable to PIMCO Advisors Distributors LLC, along with a completed application form to:

PIMCO Advisors Distributors LLC
P.O. Box 9688
Providence, RI 02940-0926

The Trust accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. You may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to PIMCO Advisors Distributors LLC and should clearly indicate your account number. Please call the Distributor at  1-800-426-0107 if you have any questions regarding purchases by mail.
The Guide describes a number of additional ways you can make direct investments, including through the PIMCO Funds Auto-Invest and PIMCO Funds Fund Link programs. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See “PIMCO Funds Shareholders’ Guide” above.
The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. No share certificates will be issued unless specifically requested in writing.

Investment Minimums.  The following investment minimums apply for purchases of Class A, Class B and Class C shares.

Initial Investment	Subsequent Investments
$2,500	$100

Lower minimums may apply for certain categories of investors, including certain tax-qualified retirement plans, and for special investment programs and plans offered by the Trust, such as the PIMCO Funds Auto-Invest and PIMCO Funds Fund Link programs. Please see the Guide for details.

Small Account Fee
Because of the disproportionately high costs of servicing accounts with low balances, if you have a direct account with the Distributor, you will be charged a fee at the annual rate of $16 if your account balance if the Fund falls below a minimum level of $2,500. However, you will not be charged this fee if the aggregate value of all of your PIMCO Funds accounts is at least $50,000. Any applicable small account fee will be deducted automatically from your below-minimum Fund account in quarterly installments and paid to the Administrator. Each account will normally be valued, and any deduction taken, during the last five business days of each calendar quarter. Lower minimum balance requirements and waivers of the small account fee apply for certain categories of investors. Please see the Guide for details.

20	PIMCO Total Return Fund Prospectus

Minimum Account Size
Due to the relatively high cost to the Fund of maintaining small accounts, you are asked to maintain an account balance in the Fund of at least the minimum investment necessary to open the particular type of account. If your balance for the Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close the Fund account after giving you 60 days to increase your balance. Your Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your PIMCO Funds accounts exceeds $50,000.

Exchanging Shares
You may exchange your Class A, Class B or Class C shares of the Fund for the same Class of shares of another Fund of the Trust or of a fund of PIMCO Funds: Multi-Manager Series. Shares are exchanged on the basis of their respective NAVs next calculated after your exchange order is received by the Distributor. Currently, the Trust does not charge any exchange fees or charges. Exchanges are subject to the $2,500 minimum initial purchase requirements for the Fund, except with respect to tax-qualified programs and exchanges effected through the PIMCO Funds Auto-Exchange plan. If you maintain your account with the Distributor, you may exchange shares by completing a written exchange request and sending it to PIMCO Advisors Distributors LLC, P.O. Box 9688, Providence, RI 02940-0926. You can get an exchange form by calling the Distributor at 1-800-426-0107.
The Trust reserves the right to refuse exchange purchases if, in the judgment of PIMCO, the purchase would adversely affect the Fund and its shareholders. In particular, a pattern of exchanges characteristic of “market-timing” strategies may be deemed by PIMCO to be detrimental to the Trust or the Fund. Currently, the Trust limits the number of “round trip” exchanges an investor may make. An investor makes a “round trip” exchange when the investor purchases shares of the Fund, subsequently exchanges those shares for shares of a different PIMCO Fund and then exchanges back into the Fund. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the Fund) more than six round trip exchanges in any twelve-month period. Although the Trust has no current intention of terminating or modifying the exchange privilege other than as set forth in the preceding sentence, it reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege. The Guide provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See “PIMCO Funds Shareholders’ Guide” above.

PIMCO Total Return Fund Prospectus	21

Selling Shares
You can sell (redeem) Class A, Class B or Class C shares of the Fund in the following ways:

• Through your broker, dealer or other financial intermediary.  Your broker, dealer or other intermediary may independently charge you transaction fees and additional amounts in return for its services, which will reduce your return.

• Directly from the Trust by Written Request.  To redeem shares directly from the Trust by written request (whether or not the shares are represented by certificates), you must send the following items to the Trust’s Transfer Agent, PFPC Inc., P.O. Box 9688, Providence, RI 02940-9688:

(1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

(2) for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under “Signature Guarantee” below;

(3) any share certificates issued for any of the shares to be redeemed (see “Certificated Shares” below); and

(4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

A signature guarantee is not required for redemptions requested by and payable to all shareholders of record for the account, and to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 1-800-426-0107 before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You can not redeem your shares by written request if they are held in broker “street name” accounts—you must redeem through your broker.
If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records, and/or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under “Signature Guarantee” below. The Distributor may, however, waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

22	PIMCO Total Return Fund Prospectus

The Guide describes a number of additional ways you can redeem your shares, including:

•	Telephone requests to the Transfer Agent
•	PIMCO Funds Automated Telephone System (ATS)
•	Expedited wire transfers
•	Automatic Withdrawal Plan
•	PIMCO Funds Fund Link

Unless you specifically elect otherwise, your initial account application permits you to redeem shares by telephone subject to certain requirements. To be eligible for ATS, expedited wire transfer, Automatic Withdrawal Plan, and Fund Link privileges, you must specifically elect the particular option on your account application and satisfy certain other requirements. The Guide describes each of these options and provides additional information about selling shares. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107.
Other than an applicable CDSC, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial intermediary, that firm may charge you a commission or other fee for processing your redemption request.
Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

Timing of Redemption Payments
Redemption proceeds will normally be mailed to the redeeming shareholder within seven calendar days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer.

Redemptions In Kind
The Trust will redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. It is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

PIMCO Total Return Fund Prospectus	23

Certificated Shares
If you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under “Signature Guarantee” below. The Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Signature Guarantee
When a signature guarantee is called for, a “medallion” signature guarantee will be required. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount. The Trust may change the signature guarantee requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus.

24	PIMCO Total Return Fund Prospectus

Fund Distributions

The Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares as a result of the distribution fees applicable to Class B and Class C shares. The Fund intends to declare income dividends daily to shareholders of record and distribute them monthly.
In addition, the Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

You can choose from the following distribution options:

•	Reinvest all distributions in additional shares of the same class of the Fund at NAV. This will be done unless you elect another option.
•
Invest all distributions in shares of the same class of another series of the Trust or PIMCO Funds: Multi-Manager Series which offers that class at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name.  You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

•
Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions.
If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

PIMCO Total Return Fund Prospectus	25

Tax Consequences

Taxes on Fund distributions
If you are subject to U.S. federal income tax, you will be subject to tax on Fund distributions whether you received them in cash or reinvested them in additional shares of the Fund. For federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains.
Fund dividends (i.e., distributions of investment income) are taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of gains from investments that the Fund owned for more than one year will generally be taxable to you as long-term capital gains. Distributions of gains from investments that the Fund owned for one year or less will generally be taxable to you as ordinary income.
Fund distributions are taxable to you even if they are paid from income or gains earned by the Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of the Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

Taxes when you sell (redeem) or exchange your shares
Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. When you exchange shares of the Fund for shares of another series, the transaction will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

Consult your tax advisor about other possible tax consequences
This is a summary of certain federal income tax consequences of investing in the Fund. You should consult your tax advisor for more information on your own tax situation, including possible state, local and foreign tax consequences.

26	PIMCO Total Return Fund Prospectus

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Fund described under “Summary Information” and “Summary of Principal Risks” above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Fund from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Fund. As with any mutual fund, investors in the Fund rely on the professional investment judgment and skill of PIMCO and the individual portfolio manager. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Fund.

Securities Selection
The Fund seeks maximum total return. The total return sought by the Fund consists of both income earned on the Fund’s investments and capital appreciation, if any, arising from increases in the market value of the Fund’s holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates or improving credit fundamentals for a particular market sector or security.
In selecting securities for the Fund, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy, the financial markets and other factors.
PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into sectors such as money markets, governments, corporate, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

U.S. Government Securities
U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Municipal Bonds
Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political

PIMCO Total Return Fund Prospectus	27

events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds.
The Fund may invest, without limitation, in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 7 to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

Mortgage-Related and Other Asset-Backed Securities
The Fund may invest in mortgage- or other asset-backed securities. The Fund may invest all of its assets in such securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.
The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.
One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. The Fund may not invest more than 5% of its assets in any combination of IO, PO, or inverse floater securities. The Fund may invest in other asset-backed securities that have been offered to investors.

Loan Participations and Assignments
The Fund may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assign -

28	PIMCO Total Return Fund Prospectus

ments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate Debt Securities
Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High Yield Securities
Securities rated lower than Baa by Moody’s or lower than BBB by S&P are sometimes referred to as “high yield” or “junk” bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

Variable and Floating Rate Securities
Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. While floaters provide a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well. The Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Fund may not invest more than 5% of its assets in any combination of inverse floater, interest only, or principal only securities.

Inflation-Indexed Bonds
Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

PIMCO Total Return Fund Prospectus	29

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure
The Fund may obtain event-linked exposure by investing in “event-linked bonds,” “event-linked swaps” or implement “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomenon, or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, the Fund may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose the Fund to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Convertible and Equity Securities
The Fund may invest in convertible securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. The Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s ability to achieve its investment objective.
While the Fund intends to invest primarily in fixed income securities, it may invest in convertible securities or equity securities. While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, the Fund may consider convertible securities or equity securities to gain exposure to such investments.
Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may

30	Total Return Fund Prospectus

also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Securities
Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. Shareholders should consider carefully the substantial risks involved for the Fund’s investments in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.
The Fund also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.
• Emerging Market Securities.    The Fund may invest up to 10% of its assets in securities of issuers based in countries with developing (or “emerging market”) economies.
Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

PIMCO Total Return Fund Prospectus	31

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.
The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Fund may be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

Foreign (Non-U.S.) Currencies
If the Fund invests directly in foreign currencies or in securities that it trades in, or receives revenues in, foreign currencies it will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments.
• Foreign Currency Transactions.    If the Fund invests in securities denominated in foreign currencies it may engage in foreign currency transactions on a spot (cash) basis, and enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces the Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. The Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for the

32	PIMCO Total Return Fund Prospectus

Fund to benefit from favorable fluctuations in relevant foreign currencies. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Fund will segregate assets determined to be liquid by PIMCO to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase Agreements
The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings
The Fund may enter into reverse repurchase agreements and dollar rolls, subject to the Fund’s limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. The Fund will segregate assets determined to be liquid by PIMCO or otherwise to cover its obligations under reverse repurchase agreements, dollar rolls, and other borrowings. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for the Fund.
The Fund may borrow money to the extent permitted under the 1940 Act. This means that, in general, the Fund may borrow money from banks for any purpose on a secured basis in an amount up to  1/3 of the Fund’s total assets. The Fund may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Fund’s total assets.

Derivatives
The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). The Fund may invest some or all of its assets in derivative instruments. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed. A description of these and other derivative instruments that the Fund may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.
The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A

PIMCO Total Return Fund Prospectus	33

description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Fund.
Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
Credit Risk.  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. Additionally, credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.
Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.
Leverage Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Fund uses derivatives for leverage, investments in the Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Fund will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.
Lack of Availability.  Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that the Fund will engage in derivatives transactions at any time or from time to time. The Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.
Market and Other Risks.  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. The Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

34	PIMCO Total Return Fund Prospectus

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Delayed Funding Loans and Revolving Credit Facilities
The Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-Issued, Delayed Delivery and Forward Commitment Transactions
The Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Fund’s overall investment exposure. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated to cover these positions.

Investment in Other Investment Companies
The Fund may invest up to 10% of its assets in securities of other investment companies, such as closed-end management investment companies, or in pooled accounts or other investment vehicles which invest in foreign markets. As a shareholder of an investment company, the Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.
Subject to the restrictions and limitations of the 1940 Act, the Fund may elect to pursue its investment objective either by investing directly in securities, or by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives, policies and limitations as the Fund.

PIMCO Total Return Fund Prospectus	35

Short Sales
The Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. If the Fund makes a short sale it must segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.

Illiquid Securities
The Fund may invest up to 15% of its net assets in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of Portfolio Securities
For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the Statement of Additional Information for details. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to a party arranging the loan.

Portfolio Turnover
The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally

36	PIMCO Total Return Fund Prospectus

taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Temporary Defensive Strategies
For temporary or defensive purposes, the Fund may invest without limit in U.S. debt securities, including short-term money market securities, when PIMCO deems it appropriate to do so. When the Fund engages in such strategies, it may not achieve its investment objective.

Changes in Investment Objectives and Policies
The investment objective of the Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated, all other investment policies of the Fund may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations
Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of investment. The Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Credit Ratings and Unrated Securities
Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody’s and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.
The Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that the Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the portfolio manager’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Other Investments and Techniques
The Fund may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Fund to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Fund.

PIMCO Total Return Fund Prospectus	37

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of Class A, Class B and Class C shares of the Fund for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of the Fund, assuming reinvestment of all dividends and distributions. This information, has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, are included in the Trust’s annual report to shareholders. The annual report is incorporated by reference in the Statement of Additional Information and is available free of charge upon request from the Distributor.

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

Total Return Fund
Class A
03/31/2002	$10.52	$0.49(a	)	$0.20(a)		$0.69	$(0.50)	$(0.30)
03/31/2001	9.96	0.62(a	)	0.56(a)		1.18	(0.62)	0.00
03/31/2000	10.36	0.58(a	)	(0.40)(a	)	0.18	(0.58)	0.00
03/31/1999	10.62	0.58(a	)	0.16(a)		0.74	(0.58)	(0.42)
03/31/1998	10.27	0.58(a	)	0.63(a)		1.21	(0.59)	(0.27)
Class B
03/31/2002	10.52	0.41(a	)	0.20(a)		0.61	(0.42)	(0.30)
03/31/2001	9.96	0.54(a	)	0.57(a)		1.11	(0.55)	0.00
03/31/2000	10.36	0.51(a	)	(0.41)(a	)	0.10	(0.50)	0.00
03/31/1999	10.62	0.50(a	)	0.16(a)		0.66	(0.50)	(0.42)
03/31/1998	10.27	0.50(a	)	0.63(a)		1.13	(0.51)	(0.27)
Class C
03/31/2002	10.52	0.41(a	)	0.20(a)		0.61	(0.42)	(0.30)
03/31/2001	9.96	0.54(a	)	0.57(a)		1.11	(0.55)	0.00
03/31/2000	10.36	0.51(a	)	(0.41)(a	)	0.10	(0.50)	0.00
03/31/1999	10.62	0.50(a	)	0.16(a)		0.66	(0.50)	(0.42)
03/31/1998	10.27	0.51(a	)	0.63(a)		1.14	(0.52)	(0.27)

(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	The ratio of expenses to average net assets excluding interest expense is 0.90%.
(c)	The ratio of expenses to average net assets excluding interest expense is 1.65%.

38	PIMCO Total Return Fund Prospectus

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$0.00	$(0.80)	$10.41	6.65%	$4,749,826	0.90%		4.64%	445%
0.00	(0.62)	10.52	12.27	3,061,033	0.96	(b)	6.08	450
0.00	(0.58)	9.96	1.85	1,947,405	1.01	(b)	5.79	223
0.00	(1.00)	10.36	7.09	1,140,606	0.90		5.37	154
0.00	(0.86)	10.62	12.11	533,893	0.90		5.46	206

0.00	(0.72)	10.41	5.85	1,703,960	1.65		3.85	445
0.00	(0.55)	10.52	11.44	975,823	1.70	(c)	5.33	450
0.00	(0.50)	9.96	1.08	654,104	1.76	(c)	5.01	223
0.00	(0.92)	10.36	6.28	549,478	1.65		4.55	154
0.00	(0.78)	10.62	11.26	186,932	1.65		4.74	206

0.00	(0.72)	10.41	5.85	1,979,410	1.65		3.85	445
0.00	(0.55)	10.52	11.44	1,103,702	1.71	(c)	5.34	450
0.00	(0.50)	9.96	1.09	720,199	1.75	(c)	5.01	223
0.00	(0.92)	10.36	6.29	715,201	1.65		4.63	154
0.00	(0.79)	10.62	11.28	405,037	1.65		4.83	206

PIMCO Total Return Fund Prospectus	39

Appendix A
Description of Securities Ratings

The Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s or S&P or, if unrated, determined by PIMCO to be of comparable quality). The percentage of the Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:
High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.
Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by PIMCO.
Below Investment Grade, High Yield Securities (“Junk Bonds”) are those rated lower than Baa by Moody’s or BBB by S&P and comparable securities. They are considered predominantly speculative with respect to the issuer’s ability to repay principal and interest.
Following is a description of Moody’s and S&P’s rating categories applicable to fixed income securities.

Moody’s Investors Service, Inc.

Corporate and Municipal Bond Ratings
Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.
A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.
Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

A-1	PIMCO Total Return Fund Prospectus

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings
Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.
Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:
PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.
PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.
NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

PIMCO Total Return Fund Prospectus	A-2

Short-Term Municipal Bond Ratings
There are three rating categories for short-term municipal bonds that define an investment grade situation, which are listed below. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue’s specific structural or credit features.
MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.
MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.
MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.
SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Standard & Poor’s Ratings Services

Corporate and Municipal Bond Ratings

Investment Grade
AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

A-3	PIMCO Total Return Fund Prospectus

Speculative Grade
Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.
BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.
C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.
CI: The rating CI is reserved for income bonds on which no interest is being paid.
D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of,

PIMCO Total Return Fund Prospectus	A-4

or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.
r: The “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.
The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.
N.R.: Not rated.
Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions
An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:
A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
B: Issues rated B are regarded as having only speculative capacity for timely payment.
C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.
A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

A-5	PIMCO Total Return Fund Prospectus

PIMCO Funds: Pacific Investment Management Series

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Fund. The SAI and the financial statements included in the Fund’s most recent annual report to shareholders are incorporated by reference into this prospectus, which means they are part of this Prospectus for legal purposes. The Fund’s annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
The SAI includes the PIMCO Funds Shareholders’ Guide for Class A, B and C Shares, a separate booklet which contains more detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Fund. You can get a free copy of the Guide together with or separately from the rest of the SAI.
You may get free copies of any of these materials, request other information about the Fund, or make shareholder inquiries by calling 1-800-426-0107, or by writing to:

PIMCO Advisors Distributors LLC
2187 Atlantic Street
Stamford, Connecticut 06902

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, or by e-mailing your request to publicinfo@sec.gov.
You can also visit our Web site at www.pimcoadvisors.com for additional information about the Fund.

Investment Company Act File number: 811-5028

PIMCO Funds: Pacific Investment Management Series

Investment Adviser and Administrator	PIMCO, 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660

Distributor	PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902-6896

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC Inc., P.O. Box 9688, Providence, RI 02940-9688

Independent Accountants	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Dechert Price & Rhoads, 1775 Eye Street N.W., Washington, D.C. 20006-2401

For Account Information
For PIMCO Funds account information contact your financial advisor, or if you receive account information directly from PIMCO Funds, you can also call 1-800-426-0107.
Telephone representatives are available Monday–Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site at www.pimcoadvisors.com.

PZ007.11/02

PIMCO FUNDS: PACIFIC INVESTMENT MANAGEMENT SERIES

Supplement dated November 26, 2002 to the Real Return
Prospectus dated July 31, 2002

Disclosure relating to the CommodityRealReturn Strategy Fund

Effectively immediately, the Fund imposes a fee of 0.25%, payable to the Fund, on redemption and exchange orders. The Trust will waive the fee on any redemption or exchange order received directly by the Trust, prior to 1:00 p.m. Eastern time, from shareholders that hold their shares directly with the Trust. Redemptions and exchanges by shareholders that are investing through financial service firms that have not agreed to assess the redemption fee against such shareholders will not be subject to the redemption fee. The Trust may eliminate or modify the redemption fee or waivers at any time. No purchase fee will be imposed.

Supplement dated October 11, 2002 to the Real Return
Prospectus Dated July 31, 2002

Disclosure relating to the All Asset Fund

The following information has been added to the “Principal Investments and Strategies” section in the individual Fund Summary for the Fund:

The Fund’s investment in a particular Underlying Fund normally will not exceed 50% of its total assets. The Fund’s combined investments in the StocksPLUS and StocksPLUS Total Return Funds normally will not exceed 50% of its total assets. In addition, the Fund’s combined investments in the Real Return, Real Return II, Real Return Asset and CommodityRealReturn Strategy Funds normally will not exceed 67% of its total assets.

Investors Should Retain This Supplement For Future Reference

PIMCO Funds Prospectus

Pacific
Investment
Management
Series

November 26, 2002

Liquid Assets Fund

This cover is not part of the Prospectus

PIMCO Fund Prospectus

PIMCO Funds:
Pacific Investment
Management Series

November 26, 2002

This prospectus describes the PIMCO Liquid Assets Fund (the “Fund”), a mutual fund offered by PIMCO Funds: Pacific Investment Management Series. The Fund provides access to the professional investment advisory services offered by Pacific Investment Management Company LLC (“PIMCO”). As of June 30, 2002, PIMCO managed approximately $274.4 billion in assets. The firm’s institutional heritage is reflected in the Fund offered in this prospectus.

This prospectus explains what you should know about the Fund before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Summary Information	3
Fund Summary	5
Summary of Principal Risks	7
Management of the Fund	7
Class of Shares	8
Purchases, Redemptions and Exchanges	9
How Fund Shares Are Priced	12
Fund Distributions	12
Tax Consequences	12
Characteristics and Risks of Securities and Investment Techniques	13
Appendix A—Description of Securities Ratings	A-1

Summary Information

The table below summarizes certain investment characteristics of the Fund. Other important characteristics are described in the Fund Summary beginning on page 5. Following the table are certain key concepts which are used throughout the prospectus.

Fund	Main Investments	Average Portfolio Maturity	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)

Liquid Assets	Money market instruments	≤ 90 days dollar-weighted average maturity	Min 95% Prime 1; ≤ 5% Prime 2	0%

(1)	As rated by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Service (“S&P”), or if unrated, determined by PIMCO to be of comparable quality.
(2)	The Fund may invest beyond this limit in U.S. dollar-denominated securities of non-U.S. issuers.

Fixed Income Instruments	The Fund invests its assets in “Fixed Income Instruments,” which as used in this prospectus includes:
• securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”);
• securities of U.S. and non-U.S. issuers, including corporate commercial paper;
• corporate debt
• mortgage-backed securities;
• inflation-indexed bonds issued both by governments and corporations;
• bank certificates of deposit, fixed time deposits and bankers’ acceptances;
• repurchase agreements;
• debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
• obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
• obligations of international agencies or supranational entities.
Maturity
The Fund is required to maintain a dollar-weighted average portfolio maturity appropriate to the objective of maintaining a stable net asset value per share. The Fund is subject to certain requirements that provide that it may not acquire any instrument having a remaining maturity of greater than 397 calendar days, and may not maintain a dollar-weighted average portfolio maturity of more than 90 days.

Credit Ratings
In this prospectus, references are made to credit ratings of debt securities which measure an issuer’s expected ability to pay principal and interest over time. Credit ratings are determined by rating organizations, such as S&P or Moody’s . The following terms are generally used to describe the credit quality of debt securities depending on the security’s credit rating or, if unrated, credit quality as determined by PIMCO:

• high quality
• investment grade
For a further description of credit ratings, see “Appendix A—Description of Securities Ratings.”

Summary Information (continued)

Fund Description, Performance and Fees
The following summary identifies the Fund’s investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed “Summary of Principal Risks” describing principal risks of investing in the Fund begins after the Fund Summary.

It is possible to lose money on investments in the Fund.

An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

PIMCO Liquid Assets Fund

Principal Investments and Strategies	Investment Objective Seeks maximum current income, consistent with preservation of capital and daily liquidity	Fund Focus Money market instruments Average Portfolio Maturity ≤ 90 days dollar-weighted average maturity	Credit Quality Minimum 95% rated Prime 1; ≤ 5% Prime 2 Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing at least 95% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations. The Fund also may invest up to 5% of its total assets in money market securities that are in the second-highest rating category for short-term obligations. The Fund may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. The dollar-weighted average portfolio maturity of the Fund may not exceed 90 days. The Fund attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so.

The Fund may invest in the following: obligations of the U.S. Government (including its agencies and instrumentalities); short-term corporate debt securities of domestic and foreign corporations; obligations of domestic and foreign commercial banks, savings banks, and savings and loan associations; and commercial paper. The Fund may invest more than 25% of its total assets in securities or obligations issued by U.S. banks. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions in order to earn income.

The Fund’s investments will comply with applicable rules governing the quality, maturity and diversification of securities held by money market funds.

Principal Risks
An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

	• Interest Rate Risk • Credit Risk • Management Risk		• Market Risk • Issuer Risk
Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks of investing in the Fund.

Performance Information	The Fund does not have a full calendar year of performance. Thus, no bar chart or annual returns table is included for the Fund.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund:
	Shareholder Fees (fees paid directly from your investment)						None

	Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Fund	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses	Expense Reduction(2)	Net Fund Operating Expenses

	Liquid Assets	0.10%	None	0.10%	0.20%	(0.05)%	0.15%

(1)   Other Expenses, which are based on estimated amounts for the initial fiscal year, reflect an Administrative Fee of 0.05%, organizational expenses and pro rata Trustee fees.
(2)   PIMCO has contractually agreed, for the Fund’s first fiscal year, to reduce Total Annual Fund Operating Expenses to the extent they would exceed, due to the payment of organizational expenses, 0.15% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, does not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Fund	Year 1	Year 3

	Liquid Assets	$15	$48

Summary of Principal Risks

The value of your investment in the Fund changes with the values of the Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.” The principal risks of the Fund are identified in the Fund Summary and are described in this section. Securities and investment techniques mentioned in this summary and described in greater detail under “Characteristics and Risks of Securities and Investment Techniques” appear in bold type. That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Fund, its investments and the related risks. There is no guarantee that the Fund will be able to achieve its investment objective.

Interest Rate Risk
As interest rates rise, the value of fixed income securities are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Credit Risk
The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

Management Risk
The Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO and the portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Market Risk
The market price of securities may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Issuer Risk
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Management of the Fund

Investment Adviser and Administrator
PIMCO serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Fund. Subject to the supervision of the Board of Trustees, PIMCO is responsible for managing the investment activities of the Fund and the Fund’s business affairs and other administrative matters.

PIMCO is located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of September 30, 2002, PIMCO had approximately $301.7 billion in assets under management.

Advisory Fees
The Fund pays PIMCO fees in return for providing investment advisory services. The Fund will pay monthly advisory fees to PIMCO at an annual rate (stated as a percentage of the average daily net assets of the Fund) of 0.10%.

Administrative Fees
The Fund pays for the administrative services it requires under a fee structure which is essentially fixed. Shareholders of the Fund pay an administrative fee to PIMCO, computed as a percentage of the Fund’s assets. PIMCO, in turn, provides or procures administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Fund will pay PIMCO monthly administrative fees at an annual rate (stated as a percentage of the average daily net assets) of 0.05%.

Individual Portfolio Manager
The table below provides information about the portfolio manager responsible for management of the Fund, including his occupation for the past five years.

Fund	Portfolio Manager	Since	Recent Professional Experience

Liquid Assets	Paul A. McCulley	*
Managing Director, PIMCO. He has managed fixed income assets since joining PIMCO in 1999. Prior to joining PIMCO, Mr. McCulley was associated with Warburg Dillon Read as a Managing Director from 1992-1999 and Head of Economic and Strategy Research for the Americas from 1995-1999, where he managed macro research world-wide.

* The Fund has not commenced operations as of the date of this prospectus.

Distributor
The Trust’s Distributor is PIMCO Advisors Distributors LLC, an indirect subsidiary of Allianz Dresdner Asset Management of America L.P The Distributor, located at 2187 Atlantic Street, Stamford CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

Class of Shares

The Trust offers investors a single class of shares of the Fund in this prospectus.

The Trust does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of shares of the Fund.

• Arrangements with Service Agents. Shares of the Fund may be offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Fund shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer’s investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

Purchases, Redemptions and Exchanges

Purchasing Shares
Investors may purchase shares of the Fund at the relevant net asset value (“NAV”) of that class without a sales charge or other fee.

Shares of the Fund are offered primarily through financial intermediary remarketers and certain financial intermediaries that charge their customers transaction or other fees with respect to their customers’ investments in the Fund. Shares of the Fund are also offered for direct investment by institutional investors, including investment companies that may use the Fund as a cash sweep investment vehicle.

Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and “wrap account” programs established with broker-dealers or financial intermediaries may purchase shares only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for the Fund and will not require the Fund to pay any type of administrative payment per participant account to any third party. Shares may be offered to clients of PIMCO and its affiliates, and to the benefit plans of PIMCO and its affiliates.

• Investment Minimum. The minimum initial investment to purchase Fund shares is $100 million. The Trust and the Distributor may waive the minimum initial investment for investors at their discretion.

• Timing of Purchase Orders and Share Price Calculations. A purchase order received by the Trust’s transfer agent, National Financial Data Services (“Transfer Agent”), prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, on a day the Trust is open for business, together with payment made in one of the ways described below, will be effected at that day’s NAV. An order received after the close of regular trading on the New York Stock Exchange will be effected at the NAV determined on the next business day. However, orders received by certain financial intermediaries on a business day prior to the close of regular trading on the New York Stock Exchange and communicated to the Transfer Agent prior to 9:00 a.m., Eastern time, on the following business day will be effected at the NAV determined on the prior business day. The Trust is generally “open for business” on each day the New York Stock Exchange is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

• Initial Investment. Investors may open an account by completing and signing a Client Registration Application and mailing it to PIMCO Funds at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. A Client Registration Application may be obtained by calling 1-800-927-4648.

Except as described below, an investor may purchase shares only by wiring federal funds to the Trust’s Transfer Agent, National Financial Data Services, 330 West 9th Street, 4th Floor, Kansas City, Missouri 64105. Before wiring federal funds, the investor must telephone the Trust at 1-800-927-4648 to receive instructions for wire transfer and must provide the following information: name of authorized person, shareholder name, shareholder account number, name of Fund and share class and amount being wired.

An investor may purchase shares without first wiring federal funds if the proceeds of the investment are derived from an advisory account the investor maintains with PIMCO or one of its affiliates, or from an investment by broker-dealers, institutional clients or other financial intermediaries which have established a shareholder servicing relationship with the Trust on behalf of their customers.

• Additional Investments. An investor may purchase additional shares of the Fund at any time by calling the Trust and wiring federal funds to the Transfer Agent as outlined above.

• Other Purchase Information. Purchases of the Fund’s shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

The Trust and the Distributor each reserve the right, in its sole discretion, to suspend the offering of shares of the Fund or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

The Trust and PIMCO each reserve the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

Shares of the Fund are not qualified or registered for sale in all states. Investors should inquire as to whether shares of the Fund are available for offer and sale in the investor’s state of residence. Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

Subject to the approval of the Trust, an investor may purchase shares of the Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust’s valuation policies. These transactions will be effected only if PIMCO intends to retain the security in the Fund as an investment. Assets purchased by the Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

• Retirement Plans. Shares of the Fund are available for purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect the Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

Redeeming Shares

• Redemptions by Mail. An investor may redeem (sell) Fund shares by submitting a written request to PIMCO Funds at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. The redemption request should state the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust’s account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption.

• Redemptions by Telephone or Other Wire Communication. An investor that elects this option on the Client Registration Application (or subsequently in writing) may request redemptions of shares by calling the Trust at 1-800-927-4648, by sending a facsimile to 1-949-725-6830, by sending an e-mail to shareholder.services@pimco.com, or by other means of wire communication. Investors should state the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed, the account number and the signature (which may be an electronic signature) of an authorized signatory. Redemption requests of an amount of $10 million or more may be initiated by telephone or by e-mail, but must be confirmed in writing by an authorized party prior to processing.

In electing a telephone redemption, the investor authorizes PIMCO and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by PIMCO or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. Shareholders should realize that by electing the telephone, or wire or e-mail redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by telephone or e-mail when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing or via e-mail). All telephone transactions are recorded, and PIMCO or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See “Other Redemption Information.”

Shareholders may decline telephone exchange or redemption privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by facsimile, e-mail or overnight courier.

Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

•  Timing of Redemption Requests and Share Price Calculations.    A redemption request received by the Trust or its designee prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, is effective on that day. A redemption request received after that time becomes effective on the next business day. Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. The request must properly identify all relevant information such as account number, redemption amount (in dollars or shares), the Fund name, and must be executed or initiated by the appropriate signatories.

•  Other Redemption Information.    Redemption proceeds will ordinarily be wired to the investor’s bank within three business days after the redemption request, but may take up to seven business days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust’s procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

The Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $25,000,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $25,000,000.

The Trust agrees to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Exchange Privilege
An investor may not exchange shares of the Fund for shares of any other fund of the Trust.

How Fund Shares Are Priced

The NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

The Fund’s securities are valued using the amortized cost method of valuation, which involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by PIMCO. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

Fund Distributions

The Fund distributes substantially all of its net investment income to shareholders in the form of dividends. A shareholder begins earning dividends on Fund shares the day after the Trust receives the shareholder’s purchase payment. The Fund intends to declare dividends daily and distribute income to shareholders of record monthly.

In addition, the Fund distributes net capital gains, if any, it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains, if any, may be paid more frequently.

The Fund’s dividend and capital gain distributions will automatically be reinvested in additional shares of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Client Registration Application or by submitting a written request, signed by the appropriate signatories, indicating the account number, Fund name(s) and wiring instructions. Shareholders do not pay any sales charges on shares received through the reinvestment of Fund distributions.

Tax Consequences

•  Taxes on Fund Distributions.    A shareholder subject to U.S. federal income tax will be subject to tax on Fund distributions whether they are paid in cash or reinvested in additional shares of the Fund. For federal income tax purposes, Fund distributions will be taxable to the shareholder as either ordinary income or capital gains.

Fund dividends (i.e., distributions of investment income) are taxable to shareholders as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long a shareholder has owned the shares. Distributions of gains from investments that Fund owned for more than one year will generally be taxable to shareholders as long-term capital gains. Distributions of gains from investments that the Fund owned for one year or less will generally be taxable as ordinary income.

Fund distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund prior to the shareholder’s investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution.

• Taxes on Redemption or Exchanges of Shares. Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. When a shareholder exchanges shares of the Fund for shares of another series, the transaction will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

This section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

Characteristics and Risks of  Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Fund described under “Summary Information” and “Summary of Principal Risks” above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Fund from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Fund. As with any mutual fund, investors in the Fund rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Fund.

Securities Selection
In selecting securities for the Fund, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into sectors such as: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

U.S. Government Securities
U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Municipal Bonds
Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Fund may invest include municipal lease obligations. The Fund may also invest in securities issued by entities whose underlying assets are municipal bonds.

Mortgage-Related Securities
The Fund may invest in mortgage-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Corporate Debt Securities
Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Variable and Floating Rate Securities
Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The Fund may invest in floating rate debt instruments (“floaters”). While floaters provide a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well.

Inflation-Indexed Bonds
Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Foreign (Non-U.S.) Securities
Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. Shareholders should consider carefully the substantial risks involved for Fund investments in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments.

The Fund also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

Repurchase Agreements
The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Borrowing
The Fund may borrow money to the extent permitted under the 1940 Act. This means that, in general, the Fund may borrow money from banks for any purpose on a secured basis in an amount up to 1/3 of the Fund’s total assets. The Fund may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Fund’s total assets.

When-Issued, Delayed Delivery and Forward Commitment Transactions
The Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in the value. Therefore, these transactions may result in a form of leverage and increase the Fund’s overall investment exposure. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated to cover these positions.

Investment in Other Investment Companies
The Fund may invest up to 10% of its total assets in securities of other investment companies, such as open-end or closed-end management investment companies, or in pooled accounts or other investment vehicles which invest in foreign markets. As a shareholder of an investment company, the Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.

Subject to the restrictions and limitations of the 1940 Act, the Fund may elect to pursue its investment objective either by investing directly in securities, or by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives, policies and limitations as the Fund.

Illiquid Securities
The Fund may invest up to 10% of its net assets in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. The portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of Portfolio Securities
For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the Statement of Additional Information for details. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to a party arranging the loan.

Portfolio Turnover
The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Changes in Investment Objectives and Policies
The investment objective of the Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated, all other investment policies of the Fund may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations
Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of investment. The Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Other Investments and Techniques
The Fund may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Fund to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Fund.

Appendix A
Description of Securities Ratings

The Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s or S&P or, if unrated, determined by PIMCO to be of comparable quality). The percentage of the Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by PIMCO.

Below Investment Grade, High Yield Securities (“Junk Bonds”) are those rated lower than Baa by Moody’s or BBB by S&P and comparable securities. They are deemed predominately speculative with respect to the issuer’s ability to repay principal and interest.

Following is a description of Moody’s and S&P’s rating categories applicable to fixed income securities.

Moody’s Investors Service, Inc.
Moody’s Long-Term Ratings:  Bonds and Preferred Stock
Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C:  Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings
Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1:  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2:  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3:  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME:  Issuers rated Not Prime do not fall within any of the Prime rating categories.

Short-Term Municipal Bond Ratings
There are three rating categories for short-term municipal bonds that define an investment grade situation, which are listed below. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue’s specific structural or credit features.

MIG 1/VMIG 1:  This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2:  This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3:  This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG:  This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Standard & Poor’s Ratings Service
Corporate and Municipal Bond Ratings

Investment Grade
AAA:  Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA:  Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A:  Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB:  Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade
Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB:  Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B:  Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC:  Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC:  The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C:  The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI:  The rating CI is reserved for income bonds on which no interest is being paid.

D:  Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r:  The “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.:  Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions
An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1:  This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2:  Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3:  Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B:  Issues rated B are regarded as having only speculative capacity for timely payment.

C:  This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D:  Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

PIMCO Funds:
Pacific Investment
Management Series

INVESTMENT ADVISER AND ADMINISTRATOR
PIMCO, 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660

CUSTODIAN
State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

TRANSFER AGENT
National Financial Data Services, 330 W. 9th Street, 4th Floor, Kansas City, MO 64105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

LEGAL COUNSEL
Dechert Price & Rhoads 1775 Eye Street N.W., Washington, D.C. 20006

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Fund. The SAI and the financial statements included in the Fund’s most recent annual report to shareholders are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust’s annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

You may get free copies of any of these materials, request other information about the Fund, or make shareholder inquiries by calling the Trust at 1-800-927-4648 or PIMCO Infolink Audio Response Network at 1-800-987-4626, or by writing to:

PIMCO Funds: Pacific
Investment Management Series
840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the

Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, or by e-mailing your request to publicinfo@sec.gov.

Reference the Trust’s Investment Company Act file number in your correspondence.

Investment Company Act file number: 811-5028

PIMCO Funds

840 Newport Center Drive
Suite 300
Newport Beach, CA 92660